                                                                   Exhibit 10.33


            ASSIGNMENT AND ASSUMPTION OF LEASE AND LICENSE AGREEMENT
            --------------------------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND LICENSE AGREEMENT AND CONSENT TO ASSIGNMENT AND ASSUMPTION, made as of the 1/st/ day of August, 2001 (this "Agreement"), by and between K2 Digital, Inc. (formerly K2 Design, Inc.), a Delaware corporation, having an office at 30 Broad Street, 7/th/ Floor, New York, New York 10004 (hereinafter the "Assignor") and Integrated Information Systems, Inc., a Delaware corporation, having offices at 1560 W. Fountainhead Parkway, Tempe, Arizona 85282 ("Assignee").

                                    RECITALS

         A. Assignor is tenant under that certain Agreement of Lease, dated as of April 18, 1997, with 30 Broad Associates, L.P. ("Associates"), predecessor in interest to 30 Broad Street Associates, LLC (formerly ASC-CSFB 30 Broad, LLC), a New York limited liability company ("Landlord"), as landlord (the "Original Lease"), as amended by that certain Amendment of Lease, dated as of April 1, 1998 (the "First Amendment"), that certain Second Amendment of Lease, dated as of July 31, 2000 (the "Second Amendment"), and that certain Third Amendment of Lease, dated as of July 27, 2001 (the "Third Amendment"; and together with the Original Lease, the First Amendment and the Second Amendment, collectively, the "Lease"), for certain premises in the building located at 30 Broad Street, New York, New York (the "Building"), as more particularly described in the Lease.

         B. Landlord and Assignor are parties to that certain letter agreement, dated July 27, 2001 (the "License Agreement"), pursuant to which Landlord is permitting Assignor to occupy a portion of the 7/th/ floor of the Building, as more particularly set forth therein.

         C. Assignor desires to assign its interests under the Lease and the License Agreement to Assignee, and Assignee desires to assume the obligations of Assignor thereunder, in accordance with the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. Assignor hereby assigns, transfers and conveys unto
            ----------
Assignee, effective as of the date hereof, all of Assignor's right, title and interest in, to and under the Lease and the License Agreement, subject to the terms hereof. From and after the date hereof, Assignor shall be responsible for, and hereby agrees to indemnify and save Assignee harmless from, any and all rent, claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, losses and costs and expenses, including reasonable attorneys' fees, of every nature whatsoever, arising out of (a) Assignor's obligations under the Lease and the License Agreement prior to the date of this

Agreement, (b) any brokerage or similar fees incurred by Assignor, and (c) any termination or other fees, costs and expenses of any kind associated with the termination of Assignor's prior lease or occupancy of the 16th floor of the Building whenever incurred (the "Termination Costs"). The provisions of this paragraph shall survive the date of this Agreement.

         2. Assumption. Assignee hereby accepts the foregoing assignment,
            ----------
transfer and conveyance and assumes the performance of all of the terms, covenants, conditions and obligations of the Lease and the License Agreement hereby assigned by Assignor to Assignee from and after the date hereof, which Assignee agrees shall continue to be binding upon it from and after the date hereof with full force and effect. From and after the date hereof, Assignee shall be responsible for, and hereby agrees to indemnify and save Assignor harmless from, any and all rent, claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, losses and costs and expenses, including reasonable attorneys' fees, of every nature whatsoever, arising out of Assignee's obligations under the Lease and the License Agreement after the date of this Agreement. Notwithstanding the previous sentence, Assignee shall not be responsible for and will not indemnify and save Assignor harmless from (a) any brokerage or similar fees incurred by Assignor and (b) any Termination Costs. The provisions of this paragraph shall survive the date of this Agreement.

         3. Agreement Binding. This Agreement shall be binding upon and inure to
            -----------------
the benefit of the parties hereto and their heirs, executors, administrators, successors in interest and assigns.

         4. Governing Law. The validity of this Agreement and of any of its
            -------------
terms or provisions, as well as the rights and duties of the parties under this Agreement, shall be governed by and interpreted in accordance with the laws of the State of New York.

         5. Enforcement. Any provision of this Agreement which is finally
            -----------
determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such provision and jurisdiction only, be deemed severed to the extent of such prohibition or unenforceability, and, subject to such severance, this Agreement shall continue in force and effect in accordance with its other terms and conditions.

         6. Brokers. Assignor and Assignee each represent and warrant that it
            -------
has not had any dealings with any broker in connection with the transaction contemplated by this Agreement. Each party hereby agrees to indemnify, defend and save the other party harmless from and against any and all claims, demands or causes of action or other liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) resulting from claims by any broker or person, in connection with the transaction contemplated by this Agreement. The provisions of this Paragraph 6 shall survive the date of this Agreement.

         7. Lien Law. This Agreement is made subject to the trust fund
            --------
provisions of Section 13 of the New York Lien Law.

         8. Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, and all such counterparts when taken together shall for all purposes constitute a single instrument, binding on all parties hereto, notwithstanding that all parties shall not have executed the same counterpart. This Agreement may be executed via facsimile, and such Agreement executed via facsimile shall have the same force and effect as an original document and shall be legally binding upon the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      ASSIGNOR:

                                      K2 Digital, Inc.


                                      By:  /s/ Gary Brown
                                          ----------------------------------
                                          Name: Gary Brown
                                          Title: Chief Operating Officer

                                      ASSIGNEE:

                                      Integrated Information Systems, Inc.


                                      By:
                                         -----------------------------------
                                          Name:
                                          Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      ASSIGNNOR:

                                      K2 Digital, Inc.


                                      By:  /s/ Gary Brown
                                         ----------------------------------
                                         Name: Gary Brown
                                         Title: Chief Operating Officer

                                      ASSIGNEE:

                                      Integrated Information Systems, Inc.



                                      BY:  /s/ David Wirthlin
                                         ----------------------------------
                                         Name: David Wirthlin
                                         Title: CFO

                          FOURTH AMENDMENT OF LEASE AND
                         CONSENT TO ASSIGNMENT OF LEASE
                         ------------------------------

                  This Fourth Amendment of Lease and Consent to Assignment of Lease (this "Agreement") is made effective as of this 1st day of August, 2001 by and among 30 Broad Street Associates, LLC (formerly ASC-CSFB 30 Broad LLC), a New York limited liability company ("Landlord") having an office c/o Murray Hill
                                     --------
Properties LLC, 1140 Avenue of the Americas, New York, NY 10036, hereby consents to the assignment by K2 Digital, Inc. (f/k/a K2 Design, Inc.), having an office at 30 Broad Street, 7th Floor, New York, NY 10004 ("Assignor"), and Integrated
                                                    --------
Information Systems, Inc., a Delaware corporation, having an address at 1560 W. Fountainhead Parkway, Tempe, Arizona 85282 ("Assignee").
                                             --------

                  WHEREAS, pursuant to a certain Assignment and Assumption of Lease ("Assignment") dated as of August 1, 2001, between Assignor and Assignee,
        ----------
assigning, among other things, the tenant's interest in, to and under that certain Agreement of Lease, dated as of April 18, 1997, with 30 Broad Associates, L.P., Landlord's predecessor in interest, as landlord (the "Original Lease"), as amended by that certain Amendment of Lease, dated as of April 1, 1998 (the "First Amendment"), that certain Second Amendment of Lease, dated as of July 31, 2000 (the "Second Amendment"), that certain Third Amendment of Lease, dated as of July 27, 2001 (the "Third Amendment") and that certain License Agreement dated July 27, 2001 (the "License Agreement"; and together with the Original Lease, the First Amendment, the Second Amendment and the Third Amendment, collectively, the "Lease"), for certain premises (the "Premises") in the building located at 30 Broad Street, New York, New York (the "Building"), as more particularly described in the Lease.

                  1.       Assignment and Assumption.
                           -------------------------

                  Landlord hereby consents to the Assignment which is subject to and upon the following terms and conditions, to each of which Assignor and Assignee expressly agree:

                           (a)      Nothing herein contained shall be construed
to (i) modify, waive, impair or affect any of the provisions, covenants, agreements, terms or conditions contained in the Lease (except as may be expressly provided herein), (ii) waive any future breach of the Lease by Assignee or any rights of Landlord against Assignee or any person, firm, association or corporation liable or responsible for the performance thereof, or
(iii) enlarge or increase Landlord's obligations or Assignee's rights under the Lease or otherwise and all provisions, covenants, agreements, terms and conditions of the Lease are hereby affirmed by Assignee and declared to be in full force and effect and Assignee assumes performance thereof and agrees to be bound thereby.

                           (b)      Assignor shall be and remain fully and
primarily liable for the performance of all of the provisions, covenants, agreements, terms and conditions to be performed on the part of the tenant under the Lease prior to the date hereof. Assignor shall be relieved of all liability arising under the Lease and from the performance of any and all obligations on the part of the tenant under the Lease from and after July 31, 2001 except with respect to (i) any representation, warranty or covenant made by Assignor in this Agreement, (ii) any brokerage or similar fees incurred by Assignor, and (iii) any termination or other fees, costs and expenses of any kind associated with the termination of Assignor's prior lease or occupancy of the 16th floor of the Building whenever incurred (the "Termination Costs"). Assignee shall be relieved of all liability arising under the Lease, from Assignor's brokerage fees, from the Termination Costs and from the performance of any and all obligations on the part of tenant under the Lease prior to August 1, 2001 hereof except with respect to any representation, warranty or covenant made by Assignee in this Agreement.

                           (c)      In the event of any default by Assignor or
Assignee in the full performance and observance of any of their respective obligations hereunder or in the event any representation of Assignor or Assignee contained herein should prove to be untrue, then such event may, at Landlord's option, be deemed to be a default under the Lease, and Landlord shall have all of the rights, powers and remedies against the breaching party provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults.

                           (d)      In the case of any conflict between the
provisions of (i) the Lease and the Assignment, then the provisions of the Lease shall prevail, and (ii) this Agreement and the Lease and/or the Assignment, then the provisions of this Agreement shall prevail.

                  2.       No Assignment.
                           -------------

                           (a)      Neither this Agreement nor any right created
hereunder may be assigned by Assignor or Assignee.

                           (b)      This Agreement shall not be construed as a
consent by Landlord to, or as permitting, any other or further assignment of the Lease by Assignor or Assignee, any such assignment requiring in each instance the prior written consent of Landlord, except as otherwise expressly permitted by the Lease.

                  3.       Use.
                           ---

                  Assignee represents and warrants that it will use and occupy the Premises for the permitted use as provided under Article 5 of the Lease and for no other purpose, except as permitted by the Lease.

                  4.       Security Deposit and Escrow.
                           ---------------------------

                  Notwithstanding paragraph 5 of the Third Amendment, Landlord is currently holding as the Security Deposit (as defined in the Lease) the amount of $250,000.00 ($99,289.00 in cash and as beneficiary under a letter of credit the amount of $150,711.00) (the "Initial Security Deposit"). Landlord acknowledges and agrees that, upon delivery by Assignee to Landlord of the amount of $200,000.00 into an escrow account under Landlord's control (the "Escrow Deposit") and all amounts for Rent and Additional Rent due under the Lease accruing after July 31, 2001, until the date hereof, Landlord shall promptly release the initial Security Deposit to Assignor, less an amount equal to all outstanding charges due under the Lease prior to August 1, 2001, which reduction shall not include any amounts for Base Rent or Additional Rent accruing after July 31, 2001. Upon Assignee's delivery to Landlord of a clean, standby, irrevocable letter of credit in accordance with the provisions of the Lease, in the amount of $200,000 (the "Replacement Letter of Credit"), Landlord will promptly return the Escrow Deposit to Assignee.

                  5.       Representations and Warranties.
                           ------------------------------

                           (a)      Assignor and Assignee each represents and
warrants to Landlord that attached as Exhibit A hereto is a true, correct and
                                      ---------
complete copy of the Assignment and that the same shall not be amended, modified or changed without the prior written consent of Landlord in each instance, and any such amendment or modification entered into without such consent shall be void and of no force or effect.

                           (b)      Assignee represents and warrants to Landlord
that (i) it is a corporation duly incorporated and validly existing under the laws of the State of Delaware and (ii) Assignee is financially responsible and of good reputation in keeping with the standards of Landlord in those respects for the Building and its occupancy.

                  6.       Indemnification.
                           ---------------

                           (a)      Assignor represents and warrants to Landlord
that it has dealt with no broker or finder in connection with the Assignment or this Agreement. Assignor hereby indemnifies Landlord against, and agrees to hold Landlord harmless from, any and all liability resulting from any claims that may be made against Landlord by any brokers, finders or other persons claiming a commission or similar compensation in connection with the Assignment or this Agreement as a result of such person's dealing with Assignor.

                           (b)      Assignee represents and warrants to Landlord
that it has dealt with no broker or finder in connection with the Assignment or this Agreement. Assignee hereby indemnifies Landlord against, and agrees to hold Landlord harmless from, any and all liability resulting from any claims that may be made against Landlord by any brokers, finders or other persons claiming a commission or similar compensation in connection with the Assignment or this Agreement as a result of such person's dealing with Assignee.

                           (c)      Assignor and Assignee hereby indemnify
Landlord against, and agrees to hold Landlord harmless from, any and all liability with respect to any New York City or New York State transfer tax that is asserted to be due in connection with the Assignment.

                  7.       Miscellaneous.
                           -------------

                           (a)      This Amendment is conditioned upon (i)
Assignor's and Assignee's delivery to Landlord of a true, correct and complete copy of the Assignment and (ii) Assignee's delivery of the Escrow Deposit or Replacement Letter of Credit and an insurance certificate as required under the Lease.

                           (b)      This Agreement may not be altered, amended,
modified or changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such alteration, amendment, modification or change is being sought.

                           (c)      Captions are inserted for convenience only
and will not affect the construction hereof.

                           (d)      Any bills, statements, notices, demands,
requests, consents or other communications given or required to be given under this Agreement shall be effective only if rendered or given in writing and delivered personally or sent by mail (registered or certified, return receipt requested), postage prepaid, addressed to the respective party at its address hereinabove set forth or at such other address as such party shall provide by notice in accordance with the provisions hereof, or, if addressed to Assignee after the date on which such party first occupies the Premises, at the Building; the same shall be deemed to have been rendered or given on the date delivered, if delivered personally, or on the date mailed, if mailed.

                           (e)      This Agreement constitutes the entire
agreement of the parties hereto with respect to the matters stated herein.

                           (f)      This Agreement will for all purposes be
construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly therein.

                           (g)      This Agreement shall not be effective until
executed by all the parties hereto and may be executed in several counterparts, each of which will constitute an original instrument and all of which will together constitute one and the same instrument.

                           (h)      Each right and remedy of Landlord provided
for in this Agreement or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein or therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies so provided for or so existing.

                           (i)      The terms and provisions of this Agreement
shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, except that no violation of the provisions of Paragraph 2 hereof shall operate to vest any rights in any successor assignee of Assignor or Assignee.

                           (j)      If any one or more of the provisions
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                           (k)      Landlord's obligations to Assignor and
Assignee are governed only by the Lease and this Agreement. Landlord shall not be bound or estopped by any provision of the Assignment, including any provision purporting to impose any obligations upon Landlord. Nothing contained herein shall be construed as an approval of, or ratification by Landlord of, any of the particular provisions of the Assignment or any plan or drawing referred to or contained therein (except as may be expressly provided herein). Landlord has not reviewed or approved any provision of the Assignment.

                           (l)      Landlord represents and warrants that
provided Assignor makes the payments provided in Section 4 hereof and Assignee makes the deliveries provided for in Section 7(a) hereof (1) the Lease is in full force and effect as of the date hereof and a true and correct copy of the Lease is attached as Exhibit B; (ii) there have been no oral or written
                     ---------
modifications to the Lease except as shown on Exhibit B; (iii) Landlord is not a
                                              ---------
party to any actions, suits, proceedings or claims pending or threatened with respect to or in any manner affecting the Lease or the Demised Premises, nor does Landlord know of any facts or circumstances which could reasonably form the basis for any such actions, suits, claims or proceedings; (iv) all rent payments currently due under the Lease (other than escalation charges) have been paid in full as of the date hereof, and Assignor has fulfilled all other obligations and made all other payments due thereunder; (v) Assignor is not in default under any provision of the Lease; (vi) to its knowledge no event has occurred which, with the passage of time or action, would result in a default under the Lease; (vii) the "Partial Surrender Date" (as defined in Section 2(a) of the Third Amendment) has occurred; and (ix) the "Outside Date" (as used in the License Agreement) is November 30, 2001.

                           (m)      Assignor represents and warrants that (i)
the Lease is in full force and effect as of the date hereof and a true and correct copy of the Lease is attached as Exhibit B; (ii) there have been no oral
                                         ---------
or written modifications to the Lease except as shown on Exhibit B; (iii)
                                                         ---------
Assignor is not party to any actions, suits, proceedings or claims pending or threatened with respect to or in any manner affecting the Lease or the Demised Premises, nor does Assignor know of any facts or circumstances which could reasonably form the basis for any such actions, suits, claims or proceedings;
(iv) all rent payments under the Lease (other than escalation charges) have been paid in full through July 31, 2001, and to Assignor's knowledge Landlord has fulfilled all other obligations and made all other payments due thereunder;
(v) Assignor is not, and to Assignor's knowledge Landlord is not, in default under any provision of the Lease; and (vi) no event has occurred which, with the passage of time or action, would result in a default under the Lease.

                           (n)      Except as expressly modified hereon, the
Lease remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed as of the __ day of August, 2001.


                                     ASSIGNOR:

                                     K2 Digital, Inc.


                                     By: /s/ Gary Brown
                                         --------------------------------
                                         Name: Gary Brown
                                         Title:   Chief Operating Officer

                                     ASSIGNEE:

                                     Integrated Information Systems, Inc.


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:


                                     LANDLORD:

                                     30 Broad Street Associates, LLC

                                     By: Seavest 30 Broad LLC,
                                         its Managing Member

                                         By: Seavest 30 Broad, Inc.,
                                             its Managing Member

                                             By:
                                                -------------------------
                                                Name:
                                                Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the __ day of August, 2001.

                                     ASSIGNOR:

                                     K2 Digital, Inc.


                                     By: /s/ Gary Brown
                                         ---------------------------------
                                         Name: Gary Brown
                                         Title: Chief Operating Officer

                                     ASSIGNEE:

                                     Integrated Information Systems, Inc.

                                     By: /s/ David Wirthlin
                                         ---------------------------------
                                         Name: David Wirthlin
                                         Title: CFO

                                     LANDLORD:

                                     30 Broad Street Associates, LLC

                                     By: Seavest 30 Broad LLC,
                                         its Managing Member

                                         By: Seavest 30 Broad, Inc.
                                             its Managing Member

                                             By:
                                                -------------------------
                                                Name:
                                                Title:

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the ____ day of August, 2001.

                                     ASSIGNOR

                                     K2 Digital Inc,

                                     By: ___________
                                         Name:
                                         Title:


                                     ASSIGNEE:

                                     Integrated Information Systems, Inc.

                                     By  ____________________
                                         Name:
                                         Title:

                                     LANDLORD:

                                     30 Broad Street Associates, LLC

                                     By: Seavest 30 Broad LLC,
                                         its Managing Member

                                         By: Seavest 30 Broad, Inc.
                                             its Managing Member

                                             By:/s/ Richard D. Segal
                                                -------------------------
                                                Name:    Richard D. Segal
                                                Title:   President

                                   Exhibit A

                          Form of Assignment of Lease
                          ---------------------------

                     EXHIBIT A TO FOURTH AMENDMENT OF LEASE
                     --------------------------------------

            ASSIGNMENT AND ASSUMPTION OF LEASE AND LICENSE AGREEMENT
            --------------------------------------------------------

          THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND LICENSE AGREEMENT AND CONSENT TO ASSIGNMENT AND ASSUMPTION, made as of the 1st day of August, 2001 (this "Agreement"), by and between K2 Digital, Inc. (formerly K2 Design, Inc.), a Delaware corporation, having an office at 30 Broad Street, 7th Floor, New York, New York 10004 (hereinafter the "Assignor") and Integrated Information Systems, Inc., a Delaware corporation, having offices at 1560 W. Fountainhead Parkway, Tempe, Arizona 85282 ("Assignee").

                                    RECITALS

          A. Assignor is tenant under that certain Agreement of Lease, dated as of April 18, 1997, with 30 Broad Associates, L.P. ("Associates"), predecessor in interest to 30 Broad Street Associates, LLC (formerly ASC-CSFB 30 Broad, LLC), a New York limited liability company ("Landlord"), as landlord (the "Original Lease"), as amended by that certain Amendment of Lease, dated as of April 1, 1998 (the "First Amendment"), that certain Second Amendment of Lease, dated as of July 31, 2000 (the "Second Amendment"), and that certain Third Amendment of Lease, dated as of July 27, 2001 (the "Third Amendment"; and together with the Original Lease, the First Amendment and the Second Amendment, collectively, the "Lease"), for certain premises in the building located at 30 Broad Street, New York, New York (the "Building"), as more particularly described in the Lease.

          B. Landlord and Assignor are parties to that certain letter agreement, dated July 27, 2001 (the "License Agreement"), pursuant to which Landlord is permitting Assignor to occupy a portion of the 7th floor of the Building, as more particularly set forth therein.

          C. Assignor desires to assign its interests under the Lease and the License Agreement to Assignee, and Assignee desires to assume the obligations of Assignor thereunder, in accordance with the terms and conditions of this Agreement.

          NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.       Assignment. Assignor hereby assigns, transfers and conveys
                   ----------
unto Assignee, effective as of the date hereof, all of Assignor's right, title and interest in, to and under the Lease and the License Agreement, subject to the terms hereof. From and after the date hereof, Assignor shall be responsible for, and hereby agrees to indemnify and save Assignee harmless from, any and all rent, claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, losses and costs and expenses, including reasonable attorneys' fees, of every nature whatsoever, arising out of (a) Assignor's obligations under the Lease and the License Agreement prior to the date of this Agreement, (b) any brokerage or similar fees incurred by Assignor, and (c) any termination or other fees, costs and expenses of any kind associated with the termination of Assignor's prior lease or occupancy of the 16th floor of the Building whenever incurred (the "Termination Costs"). The provisions of this paragraph shall survive the date of this Agreement.

          2.       Assumption. Assignee hereby accepts the foregoing assignment,
                   ----------
transfer and conveyance and assumes the performance of all of the terms, covenants, conditions and obligations of the Lease and the License Agreement hereby assigned by Assignor to Assignee from and after the date hereof, which Assignee agrees shall continue to be binding upon it from and after the date hereof with full force and effect. From and after the date hereof, Assignee shall be responsible for, and hereby agrees to indemnify and save Assignor harmless from, any and all rent, claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, losses and costs and expenses, including reasonable attorneys' fees, of every nature whatsoever, arising out of Assignee's obligations under the Lease and the License Agreement after the date of this Agreement. Notwithstanding the previous sentence, Assignee shall not be responsible for and will not indemnify and save Assignor harmless from (a) any brokerage or similar fees incurred by Assignor and (b) any Termination Costs. The provisions of this paragraph shall survive the date of this Agreement.

          3.       Agreement Binding. This Agreement shall be binding upon and
                   -----------------
inure to the benefit of the parties hereto and their heirs, executors, administrators, successors in interest and assigns.

          4.       Governing  Law.  The validity of this Agreement and of any
                   --------------
of its terms or provisions, as well as the rights and duties of the parties under this Agreement, shall be governed by and interpreted in accordance with the laws of the State of New York.

          5.       Enforcement. Any provision of this Agreement which is finally
                   -----------
determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such provision and jurisdiction only, be deemed severed to the extent of such prohibition or unenforceability, and, subject to such severance, this Agreement shall continue in force and effect in accordance with its other terms and conditions.

          6.       Brokers. Assignor and Assignee each represent and warrant
                   -------
that it has not had any dealings with any broker in connection with the transaction contemplated by this Agreement. Each party hereby agrees to indemnify, defend and save the other party harmless from and against any and all claims, demands or causes of action or other liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) resulting from claims by any broker or person, in connection with the transaction contemplated by this Agreement. The provisions of this Paragraph 6 shall survive the date of this Agreement.

          7.       Lien Law. This Agreement is made subject to the trust fund
                   --------
provisions of Section 13 of the New York Lien Law.

          8.       Counterparts. This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original, and all such counterparts when taken together shall for all purposes constitute a single instrument, binding on all parties hereto, notwithstanding that all parties shall not have executed the same counterpart. This Agreement may be executed via facsimile, and such Agreement executed via facsimile shall have the same force and effect as an original document and shall be legally binding upon the parties.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     ASSIGNOR:

                                     K2 Digital, Inc.


                                     By:
                                         --------------------------------
                                         Name: Gary Brown
                                         Title: Chief Operating Officer

                                     ASSIGNEE:

                                     Integrated Information Systems, Inc.


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                                                              8
                                   Exhibit B

                                   The Lease
                                   ---------

                               AGREEMENT OF LEASE

                                     BETWEEN

                     30 BROAD ASSOCIATES, L.P., AS LANDLORD

                                       AND

                           K2 DESIGN, INC., AS TENANT

DATED:                     As of April 18, 1997

DEMISED PREMISES:          Entire 16th Floor
                           30 Broad Street
                           New York, New York

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Article 1        Rent........................................................1
Article 2        Commencement of Term........................................3
Article 3        Adjustments of Rent.........................................4
Article 4        Electricity.................................................7
Article 5        Use.........................................................8
Article 6        Alterations and Installations..............................10
Article 7        Repairs....................................................15
Article 8        Requirements of Law........................................16
Article 9        Insurance, Loss, Reimbursement, Liability..................17
Article 10       Damage by Fire or Other Cause..............................21
Article 11       Assignment, Mortgaging, Subletting, Etc. ..................23
Article 12       Reserved...................................................27
Article 13       Adjacent Excavation - Shoring..............................27
Article 14       Condemnation...............................................27
Article 15       Access to Demised Premises; Changes........................29
Article 16       Conditions of Limitation...................................30
Article 17       Re-entry by Landlord, Injunction...........................33
Article 18       Damages....................................................34
Article 19       Landlord's Right to Perform................................
                 Tenant's Obligations.......................................37
Article 20       Quiet Enjoyment............................................37
Article 21       Services and Equipment.....................................37
Article 22       Definitions................................................40
Article 23       Invalidity of any Provision................................41
Article 24       Brokerage..................................................41
Article 25       Subordination..............................................42
Article 26       Certificate of Tenant......................................43
Article 27       Legal Proceedings, Waiver of Jury Trial....................44
Article 28       Surrender of Premises......................................45
Article 29       Rules and Regulations......................................45
Article 30       Consents and Approvals.....................................46
Article 31       Notices....................................................46
Article 32       No Waiver..................................................47
Article 33       Captions...................................................47
Article 34       Inability to Perform.......................................48
Article 35       No Representations by Landlord.............................48
Article 36       Satellite dish.............................................48
Article 37       Arbitration................................................48
Article 38       Indemnity..................................................49
Article 39       Memorandum of Lease........................................49

Article 40       Security Deposit................................ 49
Article 41       Right of first offer............................ 55
Article 42       Termination Right............................... 53
Article 43       Extension Option................................ 53
Article 44       Fair Market Rent................................
Article 45       Miscellaneous...................................

                                    SCHEDULES

     A - Floor Plan

     B - [Reserved]

     C - Form of Estoppel Letter

     D - Rules and Regulations

     E - Cleaning Specifications

     AGREEMENT OF LEASE (this "Lease") made as of the 18th day of April, 1997 between 30 BROAD ASSOCIATES, L.P., a Delaware limited partnership, having an address c/o Newmark & Co. Real Estate, Inc. 125 Park Avenue, New York, New York 10017 (hereinafter referred to as "Landlord"), and K2 Design, Inc., a New York corporation, having an address at 55 Broad Street, New York, New York (hereinafter referred to as "Tenant").


                               W I T N E S S E T H

     For and in consideration of the rents reserved and the mutual covenants contained herein, and other good and valuable consideration, and subject to the covenants, terms, provisions, and conditions contained herein, Landlord hereby leases and Tenant hereby rents from Landlord the entire sixteenth (16th) floor as shown on Schedule A attached hereto and made a part hereof (the "Demised Premises") in the building known as 30 Broad Street (the "Building") (the Building and the land on which it is located (the "Land") being hereinafter referred to as the "Property"), for a term (the "Term") commencing on the "Commencement Date" and ending on the "Expiration Date" (as said terms are defined in Article 2) unless the Term shall sooner cease and terminate as hereinafter provided. It is acknowledged that the Building has no 13th floor designation. The parties hereby further covenant and agree as follows:

                                    ARTICLE 1



                                      RENT

     1.01. Tenant agrees to pay to Landlord a fixed rent (the "Fixed Rent") during the Term at the following annual rates:


     (i) During the period from the Commencement Date until the day preceding the third anniversary of the Commencement Date, TWO HUNDRED TWENTY-SIX THOUSAND SIXTY-SIX ($226,066.50) AND 50/100 DOLLARS PER ANNUM.

     (ii) During the period from the third anniversary of the Commencement Date through and including the Expiration Date, TWO HUNDRED FORTY-SIX THOUSAND SIX HUNDRED EIGHTEEN ($246,618.00) AND 00/100 DOLLARS PER ANNUM.

     Fixed Rent shall be adjusted as set forth in Section 3.02. Equal monthly installments of Fixed Rent shall be paid in advance on the first day of each month during the Term, at the office of Landlord or such other place as Landlord may designate in writing, without any setoff or deduction whatsoever. Notwithstanding the foregoing, Fixed Rent (but not additional rent or any increases in Fixed Rent pursuant to Section 3.02) shall be abated in respect of the first three (3) months immediately following the

Commencement Date. The first full month's installment of Fixed Rent and Electricity Charges shall be paid by Tenant to Landlord upon the execution of this Lease. Should the Commencement Date occur on any date other than the first day of a month, the rent for such first partial month (for which Fixed Rent is due hereunder) shall be apportioned on a per diem basis and Tenant shall pay such apportioned amount on the Commencement Date.

     1.02. Tenant shall pay the Fixed Rent and all additional rent payable hereunder promptly when due without notice or demand therefore and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this lease, in lawful money of the United States by check (subject to collection) drawn to Landlord's order on a bank which is a member of the New York Clearinghouse Association or a successor thereto. All sums, other than Fixed Rent, payable by Tenant hereunder shall be deemed additional rent and shall be payable on demand unless other payment dates are hereinafter provided. Landlord shall have the same rights and remedies (including, without limitation, the right to commence a summary proceeding) for a default in the payment of additional rent as for a default in the payment of Fixed Rent notwithstanding the fact that Tenant may not then also be in default in the payment of Fixed Rent.

     1.03. (a) If Tenant shall fail to pay any installment of Fixed Rent or any installment of Tenant's Tax Payment or any other payment of additional rent when due and such failure shall continue for seven (7) Business Days, Tenant shall pay interest on such amounts at the Interest Rate (as such term is defined in Article 22) from the date when such installment or payment shall have become due to the date the same is paid to Landlord, and such interest shall be deemed additional rent.

           (b) The provisions of this Section 1.03 are in addition to other remedies available to Landlord for non-payment of Fixed Rent or additional rent.

     1.04. If any of the Fixed Rent or additional rent payable under this Lease shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirement (as such term is defined in Article 22), Tenant shall enter into such agreement(s) and take such other legally permissible steps as Landlord may request to permit Landlord to collect the maximum rents which from time to time during the continuance of such Legal Requirement may be legally permissible and which are not in excess of the amounts reserved therefor under this Lease. Upon the termination of such Legal Requirement, (a) the rents hereunder shall be payable in the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such Legal Requirement less (ii) the rents, if any paid by Tenant during the period such Legal Requirement was in effect.

     1.05. The parties understand that the Demised Premises are located in the geographical area which is eligible for tax abatement under the New York City Downtown Commercial Revitalization Program (the "Program"). Pursuant to the Program, the parties agree that "tenant's percentage share" shall be Tenant's Tax Share, that an application for abatement of real property taxes will be made in respect of the Demised Premises if all statutory requirements are fulfilled, that the rent including amounts payable by the Tenant for real property taxes will accurately reflect any abatement of real property taxes, that at least $10.00 or $35.00 per square foot must be spent on improvements to the Demised Premises and the common areas, the amount being dependent upon the length of the Lease and whether it is a new, renewal or expansion Lease, and that all abatements granted will be revoked if, during the benefit period, real estate taxes, water or sewage charges or other lienable charges are unpaid for more than one (1) year, unless such delinquent amounts are paid as provided in the relevant law. Landlord and Tenant each agrees to use reasonable efforts to the extent within its control to obtain and maintain any such available tax abatement. The installment(s) of Fixed Rent payable after the effective date of any such abatement shall be reduced by the amount of the abatement of Taxes applicable as a result of this Lease to the extent that any payment of Taxes by Landlord has been reduced or Landlord has received a refund as a result thereof. Such reduction shall continue even if Landlord, by failing to pay Taxes in a timely manner, causes such abatement to be subsequently unavailable, unless the reason for such failure is due, in whole or in part, to a default by Tenant under this Lease.

                                    ARTICLE 2

                              COMMENCEMENT OF TERM


     2.01. (a) The "Commencement Date" of the Term shall be the date of this Lease or on such later date as a fully-executed copy of this Lease is delivered to Tenant and physical possession of the Demised Premises is tendered to Tenant


           (b) The "Expiration Date" of the Term shall be the last day of the month in which occurs the sixth anniversary of the Commencement Date.


     2.02. Tenant acknowledges and agrees that the demised premises are prepared for Tenant's occupancy and Tenant accepts and shall take possession of the demised premises in its present "as-is" condition, and no representations or warranties have been made to Tenant concerning the condition of the demised premises, nor have any promises to remodel, change, alter or improve the demised premises been made by or on behalf of Landlord. Notwithstanding the foregoing, Landlord agrees that during the 30-day period commencing on the date hereof Landlord shall paint (one coat) and replace damaged carpet and supply new carpet for private offices (in either case, without padding). all in a Building standard manner, and shall remove certain existing wiring and certain furniture, as and to the extent previously agreed upon, and Landlord shall also cause the base-building HVAC affecting the Demised Premises to be in good working order, to the extent, if any, it is not currently in good working order (collectively, "Landlord's Work"). Tenant may move into the Demised Premises as of the Commencement Date; provided that Tenant shall not in any manner interfere with the undertaking of Landlord's Work. Tenant agrees to move into the Demised Premises and commence business operations therein within 60 days of the date of substantial completion of Landlord's Work.

                                    ARTICLE 3


                               ADJUSTMENTS OF RENT


     3.01. A. For purposes hereof, the following definitions shall apply:

                    (a) The term "Base Tax" shall mean "Taxes" (as hereinafter defined) for the Tax Year commencing July 1, 1996 and continuing through June 30, 1997, as finally determined, exclusive of (i) any special assessments (improved district assessments or otherwise) and (ii) any amounts described in clause (ii) of the definition of Taxes.

                    (b) The term "Tax Year" shall mean each period of twelve
(12) months which includes any part of the Term which now or hereafter is or may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                    (c) The term "Taxes" shall mean (i) all real estate taxes, assessments (special or otherwise), sewer and water rents, governmental levies, municipal taxes, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed, levied or imposed upon all or any part of the Property and the sidewalks, plazas or streets adjacent thereto, including any tax, excise or fee measured by or payable with respect to any rent (other than any occupancy or rent tax payable by Tenant pursuant to Section 3.03 hereof, or any occupancy tax payable by Landlord as the ground lessee of the land on which the Building is located), and levied against Landlord and/or the Property under the laws of the United States, the City or State of New York, or any political subdivision thereof, and (ii) any reasonable expenses incurred by Landlord, including reasonable payments to attorneys, accountants and appraisers, in contesting in good faith any of the items set forth in clause (i) of this sentence, or the assessed valuations of all or any part of the Property. If due to a future change in the method of taxation or in the taxing authority, a new or additional real estate tax, or a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord, and/or the Property, in addition to, or in substitution in whole or in part for any tax which would constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes". Notwithstanding anything contained herein to the contrary, "Taxes" shall not include (i) any estate, inheritance, devolution, succession, transfer, legacy or gift tax which may be imposed upon Landlord or upon any transfer of Landlord's interest in the Demised Premises, nor any income tax levied upon or against the profits of the Landlord from all sources, except in the case of a future change in the method of taxation or in the taxing authority pursuant to the immediately preceding sentence, and in such case, only to the extent that any such tax or governmental imposition would be payable if the Property were the only property of Landlord subject to such tax or governmental imposition, nor (ii) any penalty, fine, late charge, or interest on any Taxes unpaid or paid late by Landlord, except to the extent that such failure to pay or late payment is caused in whole or in part by Tenant's failure to pay Tenant's Tax Payment as required in this Lease. "Taxes" shall be calculated before any abatement provided for by (a) Title 4 of Article 4 of Real Property Tax Law or (b) any similar law providing abatement of taxes, the beneficiaries of which are some but not all of the tenants in the Building.

                  (d) The term "Tenant's Tax Share" shall mean 3.56 %.


                  (e) The term "Escalation Statement" shall mean a statement setting forth the amount payable by Tenant for a specified Tax Year or for some portion thereof pursuant to this Article 3.


          B. Tenant shall pay to Landlord as additional rent for each Tax Year a sum equal to Tenant's Tax Share of the amount by which the Taxes for such Tax Year exceed the Base Tax (hereinafter referred to as "Tenant's Tax Payment"). Landlord shall furnish the Tenant an annual Escalation Statement (subject to revision as hereinafter provided) for each Tax Year setting forth Tenant's Tax Payment for such Tax Year. Tenant's Tax Payment shall be due and payable in two (2) equal semi-annual installments in advance on the first day of each June and December of each calendar year. If an annual Escalation Statement is furnished to the Tenant after the commencement of the Tax Year to which it relates, then (a) until such Escalation Statement is rendered, Tenant shall pay Tenant's Tax Payment for such Tax Year based upon the last Escalation Statement rendered to Tenant with respect to Taxes and (b) Tenant shall, within 20 days after such annual Escalation Statement is furnished to Tenant, pay to Landlord an amount equal to any underpayment of Tenant's Tax Payment theretofore paid by Tenant for such Tax Year and, in the event of an overpayment by Tenant, Landlord shall credit the amount of such overpayment to Tenant's account and against subsequent payments under this Section 3.01 or, if there shall not be a sufficient number of payments during the remainder of the Term under this
Section 3.01 to fully reimburse Tenant for such credit, then Landlord promptly shall refund the full amount of such credit to Tenant after deducting therefrom any other amounts owed by Tenant to Landlord. If there shall be any increase in Taxes for any Tax Year, whether during or after such Tax Year (but only if increased during the Term), such that Tenant's Tax Payments for subsequent Tax Years shall be correspondingly increased, Landlord shall furnish a revised Escalation Statement for such

Tax Year to Tenant, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid or credited or refunded, as appropriate, in the same manner as provided in the preceding sentence. If during the Term, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a superior mortgagee or ground lessor) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Landlord's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee or ground lessor. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Taxes.

                C. If Landlord shall receive a refund of Taxes for any Tax Year, Landlord shall credit Tenant's Tax Share of the refund to Tenant's account and against subsequent payments under this Section 3.0 1, but not in excess of Tenant's Tax Payment paid for such Tax Year.

                D. Nothing contained in this Lease shall obligate Landlord to bring any application or proceeding seeking a reduction in Taxes or assessed valuation. Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Taxes or to bring any application or proceeding seeking a reduction in Taxes or assessed valuation or otherwise challenging the determination thereof, and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, such appointment being coupled with an interest, in Tenant's name, place and stead, and on Tenant's behalf, to initiate, pursue, withdraw, settle or compromise any such application, proceeding or challenge that Tenant has or may have the right to bring. The provisions of this paragraph D. shall not apply with respect to any application contemplated under Section 1.05 of this Lease.


          3.02. In lieu of porter-wage, operating expense or similar escalations which would otherwise be due and payable by Tenant to Landlord, the parties have agreed that the Fixed Rent shall be increased by fixed percentages annually during of the Term and that, accordingly, Fixed Rent shall be payable during the Term in the aggregate as follows:

                (a) During the period commencing on the Commencement Date and ending on the day preceding the first anniversary of the Commencement Date (the "First Period"), Tenant shall pay Landlord Fixed Rent at the rate or rates set forth in Article 1.

                (b) During the period commencing on the first anniversary of the Commencement Date and ending on the day preceding the second anniversary of the Commencement Date (the "Second Period"), Tenant shall pay Landlord Fixed Rent at a rate equal to

           102.5% of the Fixed Rent rate for the First Period as established pursuant to clause (a) above.

           (c) During the period commencing on the second anniversary of the Commencement Date and ending on the day preceding the third anniversary of the Commencement Date (the "Third Period"), Tenant shall pay Landlord Fixed Rent at a rate equal to 102.5% of the Fixed Rent rate for the Second Period as established pursuant to clause (b) above.

           (d) During the period commencing on the third anniversary of the Commencement Date and ending on the day preceding the fourth anniversary of the Commencement Date (the "Fourth Period"), Tenant shall pay Landlord Fixed Rent at a rate equal to the sum of (x) 103% of the Fixed Rent rate for the Third Period as established pursuant to clause (c) above, plus (y) $20,551.50.

           (e) During the period commencing on the fourth anniversary of the Commencement Date and ending on the day preceding the fifth anniversary of the Commencement Date (the "Fifth Period'), Tenant shall pay Landlord Fixed Rent at a rate equal to 103% of the Fixed Rent rate for the Fourth Period as established to clause (d) above.

           (f) During the period commencing on the fifth anniversary of the Commencement Date and ending on the Expiration Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 103% of the Fixed Rent rate for the Fifth Period as established pursuant to clause (e) above.

     3.03. Tenant shall pay to Landlord upon demand, as additional rent, any occupancy tax or rent tax now in effect or hereafter enacted, for which Tenant is primarily obligated and which Landlord becomes required to pay with respect to the Demised Premises or this Lease.

     3.04. If the Commencement Date shall be other than the first day of a Tax Year or if the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year, then Tenant's Tax Payment for such partial year shall be equitably adjusted by multiplying Tenant's Tax Payment by the same ratio as the ratio of the number of days in such partial Tax Year falling within the Term bears to 365 days. Landlord shall, as soon as reasonably practicable, cause an Escalation Statement with respect to Taxes for the Tax Year in which the Term expires or terminates to be prepared and furnished to Tenant. Such Escalation Statement shall be prepared as of the expiration or termination date of the Term, if such date is December 31, and if not, as of the first to occur of June 30 or December 31 after such expiration or termination of the

Term. Landlord and Tenant shall thereupon make appropriate adjustments or payments or refunds of amounts then owing, as specified in the immediately preceding sentence. The Escalation Statement for any partial Tax Year shall include the appropriate calculation of any reduction or refund of Taxes applicable to such partial Tax Year.

     3.05. In no event shall the Fixed Rent ever be reduced by operation of this
Article 3. The rights and obligations of Landlord and Tenant under the provisions of this Article 3 shall survive the expiration or termination of this Lease, and payments and refunds shall be made pursuant to this Article 3 notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration or other termination of the Term.

     3.06. Landlord's failure to render an Escalation Statement with respect to any Tax Year shall not prejudice Landlord's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent Tax Year except that Tenant shall have no obligation to make any Tenant's Tax Payment for any Tax Year for which Landlord shall have failed to render an Escalation Statement within two (2) years after the Expiration Date.


     3.07. Each Escalation Statement shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt of such Escalation Statement Tenant shall notify Landlord that it disputes the correctness of such Escalation Statement specifying in detail the particular respects in which such Escalation Statement is claimed to be incorrect. Any dispute relating to any Escalation Statement, not resolved within thirty (30) days after the giving of such notice by Tenant, may be submitted to arbitration by either party pursuant to Article 37 hereof. Pending the determination of such dispute, Tenant shall pay additional rent in accordance with the Escalation Statement that Tenant is disputing, without prejudice to Tenant's position or claims.

                                    ARTICLE 4

                                   ELECTRICITY

     4.01. Landlord agrees that prior to the Commencement Date risers, feeders and wiring will be installed in the Building by Landlord to furnish electrical service to the demised premises in amount sufficient to meet Tenant's reasonable requirements of electrical current consistent with the electrical capacity of the existing equipment supplying electrical current to the demised premises and Tenant's contemplated use of the demised premises in accordance with Article 5 hereof. After the Commencement Date any additional risers, feeders or other equipment or service proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant will be installed by Landlord at the sole cost and expense of Tenant, if in Landlord's sole reasonable judgment the same are necessary and will not cause permanent damage or injury to the Building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants of the Building.

     4.02. Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect on the building's electric service and/or distribution system, Tenant shall not, from and after the date the term of this Lease shall commence, without Landlord's prior consent in each instance, connect any fixtures, appliances or equipment, other than ordinary office equipment, or make any alteration or addition, to the electric system of the demised premises or the building. If Landlord shall give such consent, all additional risers or other equipment required thereof shall be furnished and installed by Landlord and the cost thereof shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of an invoice therefor with reasonable substantiation for such invoice.

     4.03. Electric energy shall be supplied by submetering. The following terms shall apply with respect thereto:

     Tenant's consumption of electric energy shall be measured by a submeter. Tenant shall furnish and install the submeter and repair and maintain the same at Tenant's own cost and expense. Until the submeter is installed or at anytime when it is inoperative for any reason, Tenant shall pay Landlord, as additional rent in the same manner and time as fixed annual rent would be due, $875.00 per month for electricity or, if such submeter shall theretofore have been installed and working for at least 12 consecutive months and with full occupancy of the Demised Premises, the average monthly rate previously paid to Landlord pursuant to this Section 4.03, pro-rated for any partial months. Tenant agrees to furnish and install the submeter within thirty days of the Commencement Date, subject to Force Majeur Causes. From and after such installation, Tenant shall purchase electric energy from Landlord and shall from time to time, within five days after demand (accompanied by Landlord's computation of the amount then due), pay to Landlord 107% of all charges for Tenant's consumption of electric energy as measured by such submeter. The charge paid by Tenant to Landlord shall be determined by reference to the rates set forth in Service Classification No. 4 of Consolidated Edison Company of New York, Inc. in effect during August 1980. Such charge, however, shall be increased based upon changes, occurring subsequent to the aforementioned date, in the method, rates or manner by which Landlord thereafter purchased electric energy for the building. Such increases shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to Landlord at the rate at which Landlord purchased electric energy prior to such change and the rate under which Landlord purchased electric energy after such change. Average cost per kilowatt hour shall include energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable, and/or any other factors used by the public utility in computing its charges to Landlord, applied to the kilowatt hours purchased by Landlord during a given bill period. When more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with this paragraph. Tenant shall comply with the General Rules, Equipment, Wiring and Changes in Requirements in accordance with the requirements of the public utility supplying electric energy to the building in the same manner as if Tenant was serviced directly by such utility. If any tax is imposed upon Landlord's receipt from the sale or resale of electric energy to Tenant by any federal, state or municipal authority, Tenant agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant.

     4.04. Tenant covenants and agrees that at no time will the connected electrical load in the demised premises exceed ten (10) watts per rentable square foot, inclusive of HVAC, which load Landlord represents is available for Tenant's use in the Demised Premises.

     4.05. To the extent permitted by applicable law, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the public utility providing the Building with electricity or for any other reason whatsoever, except to the extent such failure or defect is directly caused by Landlord's gross negligence or willful misconduct.

     4.06. At Landlord's option, Tenant shall purchase from Landlord or Landlord's agent all lighting tubes, lamps, bulbs and ballasts used in the demised premises and Tenant shall pay Landlord's charges (to the extent commercially competitive) for providing and installing same on demand as additional rent.

     4.07. If electricity service to the Demised Premises is not provided as contemplated under this Article 4 for more than thirty (30) consecutive days or if Landlord elects to discontinue providing electricity service to the Demised Premises by giving Tenant not less than thirty (30) days prior notice of such discontinuance, then Tenant may apply directly to the public utility corporation for the Tenant's entire separate supply of electric current to the Demised Premises, and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose.

                                    ARTICLE 5


                                       USE

     5.01. The Demised Premises shall be used solely as and for executive and general offices and for no other purpose.


     5.02. Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building, and Tenant shall not permit the Demised Premises or any part thereof to be used in any manner or anything to be done, brought into or kept therein which, in Landlord's reasonable judgment shall, or tend to, impair or interfere with (i) the character, reputation or appearance of the Building as a high quality office building, (ii) any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Demised Premises, or (iii) the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building.

     5.03. If any governmental license or permit (other than a certificate of occupancy for the entire Building) shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit a copy of the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Additionally, should Tenant's alterations or Tenant's use of the Demised Premises require any modification or amendment of any certificate of occupancy for the Building, Tenant shall, at its expense, take all actions reasonably requested by Landlord in order to procure any such modification or amendment and shall reimburse Landlord (as additional rent) for all reasonable costs and expenses Landlord incurs in effecting said modifications or amendments. The foregoing provisions are not intended to be deemed Landlord's consent to any alterations or to a use of the Demised Premises not otherwise permitted hereunder nor to require Landlord to effect such modifications or amendments of any certificate of occupancy.

     5.04. Tenant shall not use, or suffer or permit anyone to use, the Demised Premises or any part thereof, for (a) a restaurant and/or bar and/or the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods (except vending machines exclusively for the use of Tenant's employees), (b) the business of photographic reproductions and/or offset printing (except that Tenant may use part of the Demised Premises for photographic reproductions and/or offset printing in connection with, either directly or indirectly, its own business and/or activities), (c) an employment or travel agency, (d) a school or classroom, (e) medical or psychiatric offices,
(f) conduct of an auction, (g) gambling activities or (h) the conduct of obscene, pornographic or similar disreputable activities. Further, the Demised Premises may not be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (ii) any charitable, religious, union or other not-for-profit organization, or (iii) any tax exempt entity within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended).

                                    ARTICLE 6

                          ALTERATIONS AND INSTALLATIONS

     6.01. Tenant shall make no alterations, installations, additions or improvements in or to the Demised Premises without Landlord's prior written consent and then only by contractors or mechanics from a list of three (3) or more first recommended and approved by Landlord. All such work, alterations, installations, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate.

     All work in the Demised Premises (other than Cosmetic Alterations, as hereinafter defined) shall be done solely in accordance with plans and specifications first approved in writing by Landlord. Without cost, risk or expense to Landlord, Landlord shall cooperate with Tenant in the obtaining of any and all work permits or other governmental approvals which may he required in connection with any such alterations, and shall execute, acknowledge and deliver any documents reasonably required in furtherance of such purposes. Tenant shall pay to Landlord within ten (10) days of receipt of an invoice therefor, with reasonable substantiation, as additional rent, Landlord's reasonable costs and expenses (including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose) for (i) reviewing said plans and specifications and (ii) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications, the provisions of any Superior Instruments and all laws and requirements of public authorities. Tenant agrees that any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise; nor shall Landlord incur any liability, obligation or responsibility to Tenant or any third party by reason of such review and approval.

     Landlord will not unreasonably withhold or delay (i.e., for more than 30 days) its consent to requests for nonstructural alterations, additions and improvements, and Landlord consent will not be required with respect to non-structural cosmetic alterations consisting of painting, wallpapering and carpeting in amounts up to $35,000.00 in the aggregate ("Cosmetic Alterations"), in all such cases provided they will not (i) interfere with Landlord's Work or the operation of the Building; (ii) affect the exterior or appearance of the Building; (iii) affect the structure or strength of the Building; or (iv) affect the usage or proper functioning of the electrical, HVAC, plumbing or mechanical systems of the Building.

     Any such approved alterations and improvements shall be performed in accordance with the foregoing and the following provisions of this Article 6:

     1. All work shall be done in a good and workmanlike manner.

     2. (a) Alterations shall be performed by contractors from a list of three
        (3) or more first approved by Landlord: provided. however.

     that any alterations in or to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning, life safety or other systems of the Building shall be performed only by the contractor(s) designated by Landlord.

     (b) Any contractor employed by Tenant to perform any work permitted by this Lease, and all of its subcontractors, shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or cause disharmony with other workers employed at the Building. Tenant will inform Landlord in writing of the names of any contractor or subcontractors Tenant proposes to use in the Demised Premises at least ten (10) days prior to the beginning of work by such contractor or subcontractors.

     (c) Tenant covenants and agrees to pay to the contractor, as the work progresses, the entire cost of supplying the materials and performing the work shown on Tenant's approved plans and specifications, subject only to customary retentions.

  3. All such alterations shall be performed in compliance with all Legal Requirements (as defined in Article 22).

  4. Tenant shall keep the Building and the Demised Premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the Demised Premises on Tenant's behalf, and all work to be performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other tenants or occupants of the Building.

  5. During the progress of the work to be done by Tenant, said work shall be subject to inspection by representatives of Landlord who shall be permitted access and the opportunity to inspect, at all reasonable times, but this provision shall not in any way whatsoever create any obligation on Landlord to conduct such an inspection or constitute approval by Landlord of such work or subject Landlord to liability for the manner of performance.

  6. With respect to alteration or improvement work in which Landlord's construction manager is utilized, Tenant agrees to pay to Landlord's construction manager, as additional rent, promptly upon being billed therefor, a sum equal to seven percent (7%) of the cost of such work or alteration, for Landlord's indirect costs, field inspection and coordination in connection with such work. The provisions of this paragraph 6. shall not apply with respect to initial alterations undertaken and completed by Tenant prior to initial occupancy of the Demised Premises.

  7. Prior to commencement of any work, Tenant shall furnish to Landlord certificates evidencing the existence of:

         (a) Worker's compensation insurance covering all persons employed for such work with statutorily required limits; and

         (b) Employer's liability coverage including bodily injury caused by disease with limits of not less than $100,000 per employee;

         (c) Comprehensive general liability insurance including but not limited to completed operations coverage, products liability coverage, contractual coverage, broad form property damage, independent contractor's coverage and personal injury coverage insuring Tenant and naming (i) Landlord as well as such representatives and consultants of Landlord as Landlord shall reasonably specify (collectively "Landlord's Consultants"), as additional insureds, with coverage of not less than $3,000,000 combined single limit coverage (or such higher limits as Landlord may from time to time impose in its reasonable judgment);

         (d) Tenant shall require all contractors engaged or employed by the Tenant to indemnify and hold Tenant, Landlord, and Landlord's Consultants harmless in accordance with the following clauses (with such modifications therein as may be required from time to time by reason of a change in the parties constituting Landlord's Consultants):

"The contractor hereby agrees to the fullest extent permitted by law to assume the entire responsibility and liability for and defense of and to pay and indemnify the Landlord, Tenant and Landlord's Consultants against any loss, cost, expense, liability or damage and will hold each of them harmless from and pay any loss, cost, expense, liability or damage (including, without limitation, judgments, reasonable attorney's fees, court costs, and the cost of appellate proceedings), which the Landlord and/or Tenant and/or such consultants incurs because of injury to or death of any person or on account of damage to property, including loss of use thereof, or any other claim arising out of, in connection with, or as a consequence of the performance of the work by the contractor and/or any acts or omissions of the contractor or any of its officers, directors, employees, agents, sub-contractors or anyone directly or indirectly employed by the contractor or anyone for whose acts the contractor may be liable as it relates to the scope of this Contract, whether such injuries to persons or damage to property are due or claimed to be due to any negligence of the Landlord and/or Tenant and/or such consultants, its or their employees or agents or any other person."

     The contractor's insurance shall specifically insure the foregoing hold harmless provision verbatim.

           (e) Such insurance shall be placed with solvent and responsible companies reasonably satisfactory to the Landlord and licensed or authorized to do business in the State of New York, and the policies shall provide that they may not be canceled without 30 days' prior notice in writing to the Landlord.

     8. Movement of all men and materials shall only be done at the direction, the times and in the manner designated by Landlord in its reasonable judgment.

     9. No improvements estimated to cost more than $25,000.00 (as reasonably estimated by Landlord's architect or engineer or general contractor) shall be undertaken (i) except under the supervision of a licensed architect or licensed professional engineer reasonably satisfactory to Landlord, (ii) except after at least fifteen (15) days' prior written notice to Landlord and (iii) prior to Tenant delivering to Landlord an unconditional letter of credit in form and substance and drawn on a bank reasonably satisfactory to Landlord in an amount equal to one hundred twenty-five percent (125%) of such estimated cost or other assurances reasonably satisfactory to Landlord that adequate provisions have been made for the payment of the cost of such improvements.

     10. Tenant will promptly upon the completion of an alteration deliver to Landlord "as-built" drawings of any alterations Tenant has performed or caused to be performed in the Demised Premises, and if any alterations by Landlord for Tenant were performed or are then proposed or in progress, the "as-built" drawings, if any, for such alterations, in Tenant's possession.

     6.02. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Demised Premises. Any mechanic's lien, filed against the Demised Premises or the Building or the Property or Landlord's leasehold interest therein for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant at its expense within thirty (30) days after such filing, by payment, filing of the bond required by law or otherwise. Failure to comply with the provisions of this Section 6.02 shall constitute a material default by Tenant under this Lease entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

     6.03. All alterations, installations, additions and improvements made and installed by Landlord, including without limitation all work referred to in
Article 2 and in Schedule B, shall be the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the end of the Term.

     6.04. All alterations, installations, additions and improvements made and installed by Tenant, or at Tenant's expense, upon or in the Demised Premises which are of a permanent nature and which cannot be removed without damage to the Demised Premises or Building including, without limitation, Landlord's Work, and including any so-called "raised flooring" or supplementary air conditioning units, shall become the property of Landlord, and shall remain upon and be surrendered with the Demised Premises as a part thereof at the end of the Term (and shall not be removed prior thereto without Landlord's written consent), except that Landlord shall have the right at any time up to the date Landlord approves of any such work to serve notice upon Tenant that any of such alterations, installations, additions and improvements shall be removed and, in the event of service of such notice, Tenant will, at Tenant's own cost and expense, remove the same in accordance with such request, and restore the Demised Premises to their condition and state of repair existing prior to such installation, ordinary wear and tear and casualty excepted, and repair any damage to the Demised Premises or the Building due to such removal. Notwithstanding anything to the contrary contained in this Article 6, Landlord's right to require Tenant to remove Tenant improvements and installations upon the expiration of the term of this Lease shall apply only to non-Building standard installations such as vaults, kitchens or pantries, raised concrete floors, private bathrooms and other installations which are unusually difficult and/or expensive to remove and to any signage installed by Tenant.

     6.05. Where furnished by or at the expense of Tenant all furniture, furnishings and trade fixtures (exclusive of raised flooring) but including, without limitation, murals, business machines and equipment, counters, screens, grille work, cages, partitions, metal railings, closets, free standing lighting fixtures and equipment, drinking fountains, and any other moveable property not connected to the Demised Premises or the Building's systems and removable without damage to the Building shall remain the property of Tenant which may at its option remove all or any part thereof at any time prior to the expiration of the Term. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the Term, specifying the items of property which it has decided not to remove. If, within thirty (30) days after the service of the such notice, Landlord shall request Tenant to remove any of the said property, Tenant shall at its expense remove the same. As to such property which Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall become the property of Landlord.

     6.06. If any alterations, installations, additions, improvements or other property which Tenant shall have the right to remove or be requested by Landlord to remove as provided in Sections 6.04 and 6.05 hereof (herein in this Section
6.06 called the "property") are not removed on or prior to the expiration of the Term, Landlord shall have the right to remove the property and to dispose of the same without accountability to Tenant and at the sole cost and expense of Tenant. In case of any damage to the Demised Premises or the Building resulting from the removal of the property Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's actual cost in repairing such damage. This obligation shall survive any termination of this Lease.

     6.07. Tenant shall keep records of Tenant's alterations, installations, additions and improvements costing in excess of $10,000, and of the cost thereof. Tenant shall, within fifteen (15) days after demand by Landlord, furnish to Landlord copies of such records if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or in connection with any proceeding instituted pursuant to Article 14.

                                    ARTICLE 7

                                     REPAIRS

     7.01. Tenant shall, at its sole cost and expense, make such repairs to the Demised Premises and the fixtures and appurtenances therein as are necessitated by the act, omission, occupancy or negligence of Tenant or by the use of the Demised Premises in a manner contrary to the purposes for which same are leased to Tenant, as and when needed to preserve them in good working order and condition except to the extent the need for repairs is directly caused by Landlord's gross negligence or willful misconduct. Except as otherwise provided in this Lease, all damage or injury to the Demised Premises and to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class substantially equal to the original work or installations. If Tenant fails to make any repairs in and to the Building and the facilities and systems thereof for which Tenant is responsible within the applicable notice and cure periods, if any, same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within ten (10) days after rendition of a bill therefor. Landlord may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, in form and amount as Landlord reasonably shall deem necessary to assure the payment for such work by Tenant.

     The exterior walls of the Building, the portions of any window sills outside the windows and the windows are not part of the premises demised by this Lease and Landlord reserves all rights to such parts of the Building and, unless same is the responsibility of Tenant pursuant to any provision of this Lease, Landlord shall maintain same, as well as base-building HVAC, structural elements of the Building, Building systems and Building common areas, in good order and condition, in all such cases to the extent same affect Tenant's use or enjoyment of the Demised Premises.

     7.02. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law.

     7.03. Business machines and mechanical equipment used by Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration or noise, or prevent transmission of such cold or heat. The parties hereto recognize that the operation of elevators, air conditioning and heating equipment will cause some vibration, noise, heat or cold which may be transmitted to other parts of the Building and Demised Premises. Landlord shall be under no obligation to endeavor to reduce such vibration, noise, heat or cold beyond what is customary in current good building practice for buildings of the same type as the Building.

     7.04. Except as otherwise specifically provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in or to fixtures, appurtenances or equipment thereof. Landlord shall exercise reasonable diligence so as to minimize any interference with Tenant's business operations, but shall not be required to perform the same on an overtime or premium pay basis.

                                    ARTICLE 8

                               REQUIREMENTS OF LAW

     8.01. Tenant shall comply with all Legal Requirements which shall impose any violation, order or duty upon Landlord or Tenant with respect to the use or occupation of the Demised Premises, or which are otherwise imposed as a result of any alterations performed by or on behalf of Tenant (other than Landlord's
Work). Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason of or arising out of Tenant's failure to fully and prompt1y comply with and observe the provisions of this Section. Landlord shall comply with all Legal Requirements which are not Tenant's responsibility hereunder. Landlord represents to its actual knowledge, after due inquiry of qualified consultants, that the Demised Premises contain no friable asbestos-containing material which remains unencapsulated. Landlord represents that the Demised Premises, currently and upon completion of Landlord's Work, are in compliance with ADA and all other relevant accessibility laws.

     8.02. Notwithstanding the provisions of Section 8.01 hereof, Tenant, at its own cost and expense, in its name and/or (whenever necessary) Landlord's name, may contest, in any manner permitted by law (including appeals to a court, or governmental department or authority having jurisdiction in the matter), the validity or the enforcement of any Legal Requirements with which Tenant is required to comply pursuant to this Lease, and may defer compliance therewith provided that:

          (a) such non-compliance shall not subject Landlord to criminal prosecution or subject the Property to lien or sale (without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent as an individual, is charged with a crime of any kind or degree whatever, whether by summons or otherwise);


          (b) such non-compliance shall not be in violation of any mortgage, or of any ground or underlying lease or any mortgage thereon;


          (c) Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security reasonably satisfactory to Landlord, indemnifying and protecting Landlord against any loss or injury by reason of such non-compliance; and

          (d) Tenant shall promptly, diligently and continuously prosecute such contest.

     Landlord, without expense or liability to it, shall cooperate with Tenant and execute any documents or pleadings required for such purpose, provided that Landlord shall reasonably be satisfied that the facts set forth in any such documents or pleadings are accurate.

                                    ARTICLE 9

                    INSURANCE, LOSS, REIMBURSEMENT, LIABILITY

     9.01. Tenant shall not do or permit to be done any act or thing upon or about the Demised Premises or the Building, which will (i) result in the assertion of any defense by the insurer to any claim under, (ii) invalidate or
(iii) be in conflict with the policies covering the Building, and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing upon or about the Demised Premises or the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property; but nothing in this Section 9.01 shall prevent Tenant's use of the Demised Premises for the purposes stated in Article 5.

     9.02. If, as a result of any act or omission by or on the part of Tenant or violation of this Lease whether or not Landlord has consented to the same, the rate of "all risk" or other type of insurance maintained by Landlord on the Building, and fixtures and property therein. shall be increased to an amount higher than it otherwise would be,

Tenant shall reimburse Landlord for all increases of such insurance premiums so caused; such reimbursement to be additional rent payable within ten (10) days after demand therefor by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates for the Building or Demised Premises issued b) the body making fire insurance rates or established by insurance carrier providing coverage for the Building or Demised Premises shall be conclusive evidence of the facts stated therein including the items and charges taken into consideration in fixing the "all risk" insurance rate then applicable to the Building or Demised Premises.

     9.03. Landlord or it agents, servants or employees shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks Corn any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or resulting from dampness or resulting from any other cause of whatsoever nature, unless (but only to the extent) any of the foregoing shall be caused by or due to the gross negligence or willful misconduct of Landlord, its agents, contractors, servants or employees. Notwithstanding the preceding provisions of this Section 9.03, Tenant covenants and agrees that (i) any rights of Tenant to make a claim against Landlord or its agents, contractors, servants or employees as contemplated herein shall be subject to the waiver of subrogation provisions set forth in Article 9.08 of this Lease, and (ii) in no event shall Tenant be entitled to make a claim for consequential, indirect or special damages pursuant to this Section 9.03.

     9.04. Landlord or its agents shall not be liable for any damage which Tenant may sustain, if at any time any window of the Demised Premises is broken, or temporarily closed, darkened or bricked upon for any reason whatsoever, except only Landlord's arbitrary acts, and Tenant shall not be entitled to any compensation thereof or abatement of rent or to any release from any of Tenant's obligations under this Lease, nor shall the same constitute an eviction or constructive eviction.

     9.05. Tenant shall reimburse Landlord and its agents for all .expenses, damages or fines incurred or suffered by Landlord and its agents by reason of any breach, violation or non-performance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the Demised Premises. Tenant shall have the right, at Tenant's own cost and expense, to participate in the defense of any action or proceeding brought against Landlord or its agents and in negotiations for settlement thereof if, pursuant to this Section 9.05, Tenant would be obligated to reimburse Landlord and its agents for expenses, damages or fines incurred or suffered by Landlord or its agents.

     9.06. Tenant shall give Landlord notice in case of fire or accidents in the Demised Premises promptly after Tenant is aware of such event.

     9.07. (a) No recourse shall be had on any of Landlord's obligations hereunder or for any claim based thereon or otherwise in respect thereof against any incorporator, subscriber to the capital stock, shareholder, officer or director, past, present or future, of any corporation or any partner or joint venturer which shall be Landlord hereunder or included in the term "Landlord" or of any successor of any such corporation, or against any principal, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or included in the term "Landlord," whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant.

           (b) Tenant shall look solely to Landlord's estate and interest in and rents and proceeds from the Building (including without limitation net casualty insurance proceeds to the extent not used or intended to be used for the repair or restoration of the Building and the net proceeds from a sale of the Building, provided Tenant shall have notified Landlord of any claim against such proceeds within thirty (30) days after such sale) for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, incorporators, shareholders, officers, directors, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Demised Premises or any other liability of Landlord to Tenant.

     9.08. Each party agrees to have included in each of its property insurance policies (insuring the Building in case of Landlord, and insuring the property described in clause (y) of Section 9.09 in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party during the term of this Lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from either party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its reasonable efforts to obtain the same from another insurance company described in Section 9.09 hereof. Each party hereby releases the other party, with respect to any claim (including a claim for negligence) which it might otherwise have against the other party, for loss, damage or destruction with respect to its property occurring during the term of this lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding subdivisions of this Section 9.08. Nothing contained in this Section
9.08 shall be deemed to relieve either
party of any duty imposed elsewhere in this lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this lease.

     9.09. Tenant covenants and agrees to provide at its expense on or before the Commencement Date and to keep in force during the Term insuring Tenant and naming Landlord, and its Agent, as insured parties (x) a comprehensive general liability insurance policy or such successor comparable form of coverage in the broadest form then available (hereinafter referred to as a ("Liability Policy") written on "an occurrence basis", including, without limitation, blanket contractual liability coverage, broad form property damage, independent contractor's coverage and personal injury coverage protecting Landlord and Tenant against any liability whatsoever, occasioned by any occurrence on or about the Demised Premises or any appurtenances thereto and (y) a fire and other casualty policy (a "Fire Policy") insuring the full replacement value of Landlord's Work and all Tenant's improvements and betterments installed by or on behalf of Tenant and all of the furniture, trade fixtures and other personal property of Tenant located in the Demised Premises against loss or damage by fire, theft and such other risks or hazards as are insurable under present and future forms of "All Risk" insurance policies, and (z) policy of insurance against loss or damage to the major components of the air conditioning and/or heating system, flywheels, steam pipes, steam turbines, steam engines, steam boilers, other pressure vessels, high pressure piping and machinery, if any, such as are installed by or on behalf of Tenant in the Demised Premises. Such policies shall also insure against physical damage to the Demised Premises arising out of an accident covered thereunder; such policies are to be written by good and solvent insurance companies licensed to do business in the State of New York satisfactory to Landlord, and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A X or better or the then-equivalent of such rating and such policies shall be in such limits and with such maximum deductibles as Landlord may reasonably require. As of the date of this Lease, Landlord reasonably requires limits of liability under (x) the Liability Policy of not less than $3,000,000 combined single limit per occurrence for bodily or personal injury (including death) and property damage combined: (y) under the Fire Policy equal to the value of Landlord's Work, all Tenant's improvements and betterments and furniture, trade fixtures and other personal property with a deductible of no more than Five Thousand ($5,000.00) Dollars; and (z) under machinery insurance for full replacement cost of equipment with a deductible of no more than Five Thousand ($5,000.00) Dollars. Tenant will furnish Landlord with such information as Landlord may reasonably request from time to time as to the value of the items specified in clause (y) above within ten (10) days after request therefor. Such insurance may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, if any, provided that each such policy shall in all respects comply with this Article and shall specify (i) that the portion of the total coverage of such policy that is allocated to the Demised Premises is in the amounts required pursuant to this Section 9.09 and (ii) any sublimits in such blanket policy and such policy shall specify, or Tenant shall furnish Landlord a written statement from the insurer under such policy that the protection afforded Tenant under any such blanket policy shall be no less than that which would have been afforded under a separate policy relating only to the Demised Premises. Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least fifteen (15) days prior to the expiration date of any such policy, Tenant agrees to deliver to Landlord a certificate evidencing such insurance. Said certificate shall contain an endorsement that such insurance may not be canceled or materially changed except upon thirty (30) days' prior written notice to Landlord. If, due to abandonment of, or failure to occupy the Demised Premises by Tenant, any such insurance required to be carried by Tenant shall be canceled by the insurance carrier, then Tenant hereby indemnifies Landlord against liability which would have been covered by such insurance. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default. Notwithstanding anything to the contrary contained in this Lease, the carrying of insurance by Tenant in compliance with this Section 9.09 shall not modify, reduce, limit or impair Tenant's obligations and liability under Article 38. Landlord agrees to maintain standard casualty insurance coverage in respect of the Building.

                                   ARTICLE 10

                          DAMAGE BY FIRE OR OTHER CAUSE

     10.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other cause (and if this Lease shall not have been terminated as in this Article 10 hereinafter provided), Tenant shall, with reasonable dispatch after the damage or destruction, or, if under good construction practice such Tenant repairs should take place only after the commencement or completion of Landlord repairs if any, then at such time as good construction practice would dictate, (i) repair the damage and restore and rebuild the interior of the Demised Premises, other than interior portions comprised of load-bearing structural walls or columns, such restoration to include Landlords Work and Tenant's betterments and improvements, and (ii) repair the damage to and restore and repair Tenant's furniture, fixtures and other personal property as set forth in clause (y) of Section 9.09 hereof. Such work by Tenant shall be subject to all the provisions of this Lease, including, without limitation, Article 6.

     10.02. If the Building or the Demised Premises shall be damaged or destroyed by fire or other cause, then the rents payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable or inaccessible for the period from the date of such damage or destruction to the date the damage shall be substantially repaired or restored; provided, however, that if in Landlord's reasonable judgment such repairs would have been substantially completed at an earlier date but for Tenant's delay in effecting (or failure to effect) with reasonable dispatch those repairs required to be made by Tenant, then the Demised Premises shall be deemed to have been repaired substantially on such earlier date and any reduction or abatement shall cease; and provided further, however, that should Tenant reoccupy a portion of the Demised Premises during the period the restoration work is taking place and prior to the date that the whole of said Demised Premises are made tenantable and accessible, Fixed Rent and additional rents allocable to such portion shall be payable by Tenant from the date of such occupancy.

     10.03. If the Building shall be so damaged or destroyed by fire or other cause (whether or not the Demised Premises are damaged or destroyed) as to require a reasonably estimated expenditure made by Landlord or a reputable contractor designated by Landlord of more than thirty percent (30%) of the full insurable value of the Building immediately prior to the casualty, then Landlord may terminate this Lease by giving Tenant notice to such effect within ninety
(90) days after the date of the casualty. In the event of damage or destruction to the demised premises following which Landlord does not so terminate this Lease, Landlord shall proceed to repair and restore the demised premises. In case of any damage or destruction to the Demised Premises mentioned in this
Article 10 which Landlord is required to repair and restore, Tenant may terminate this Lease by notice to Landlord if Landlord has not substantially completed the making of such required repairs and restorations (including restored access) within twelve (12) months after the date of such damage or destruction or impairment of access, or within such period after such date (not exceeding six (6) months) as shall equal the aggregate period Landlord may have been delayed in doing so by Force Majeure Causes (as defined in Article 34). If material damage to or destruction of the Demised Premises occurs during the last year of the Term (including any extended Term, if exercised), then Landlord or Tenant may terminate this Lease by giving the other notice of such termination within sixty (60) days after the date of the casualty. If this Lease is terminated by either Landlord or Tenant as provided in this Section 10.03, such termination shall be deemed effective as of the date of such damage or destruction, and all rents and other charges paid by Tenant for any period after such effective date of termination shall be promptly refunded to Tenant after deducting therefor any other amounts owed by Tenant to Landlord (and such Landlord obligation to make such refund shall survive such termination of this Lease).

     10.04. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article 10.

     10.05. Notwithstanding any of the foregoing provisions of this Article 10, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some wrongful action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rents, but the total amount of such rents not abated (which would otherwise have been abated) shall not exceed the amount of insurance proceeds which go uncollected to the extent caused by such wrongful action or inaction by Tenant or such other parties.

     10.06. Landlord shall not be required to carry separate insurance of any kind on Landlord's Work, Tenant's betterments and improvements or Tenant's property (including, without limitation, any property of Tenant which shall become the property of Landlord as provided in Article 6), and, except as provided by law, Landlord shall not be obligated to repair any damage thereto or replace or clean the same, or any other decorations, installations, equipment or fixtures installed by or for Tenant at Tenant's expense. Tenant shall maintain such fire and casualty insurance as it deems advisable but not less than the limits provided in clause (y) of Section 9.09 hereof. If Tenant shall fail to maintain such insurance, Landlord shall have the right (but in no way shall be adversely affected if Landlord fails or elects not to do so) to obtain insurance on Tenant's property and the cost thereof shall be additional rent under this Lease and payable by Tenant to Landlord on demand.



     10.07. The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction of the Demised Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                   ARTICLE 11

                    ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

     11.0l. Except as otherwise expressly provided in this Article 11, Tenant shall not without, in each instance, obtaining the prior consent of Landlord,
(a) assign or otherwise transfer this Lease or the term and estate hereby granted, (b) sublet all or part of the Demised Premises or allow the same to be used or occupied by others or in violation of Article 5, (c) mortgage, pledge or encumber this Lease or all or part of the Demised Premises in any manner by reason of any act or omission on the part of Tenant, or (d) advertise, or authorize a broker to advertise, for a subtenant for all or part of the Demised Premises or for an assignee of this Lease. For purposes of this Article 11, (i) the transfer of 50% or more of the issued and outstanding capital stock of any corporate tenant or subtenant, or the transfer of a majority of the total interest in any other entity (partnership or otherwise) which is a tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be, except in the case of a transfer of stock of a corporate tenant by persons other than those deemed "insiders" or "affiliates" within the meaning of the Securities Exchange Act of 1934, as amended, and which transfer is effected through a nationally recognized stock exchange (ii) a takeover agreement shall be deemed a transfer of this Lease,
(iii) any person or legal representative of Tenant, to whom Tenant's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article 11, and (iv) a modification, amendment or extension (except for an extension pursuant to existing and approved sublease provisions) without Landlord's prior written consent of a sublease previously consented to by Landlord shall be deemed a new sublease. Tenant agrees to furnish to Landlord upon demand at any time and from time to time such information and assurances as Landlord may reasonably request that neither Tenant, nor any subtenant, shall have violated the provisions of this Section 11.01.

     11.02. Notwithstanding the provision of Section 11.01, Landlord agrees that Tenant may, without Landlord's consent, assign or transfer this Lease to a corporation into or with which Tenant is merged or consolidated or with an entity to which substantially all of Tenant's assets are transferred, or to an Affiliate (as hereinafter defined) of Tenant provided (a) Tenant shall have notified Landlord thereof in writing at least thirty (30) days prior to the effective date of the transaction in question, (b) such merger, consolidation or transfer of assets or assignment is for a legitimate business purpose and not principally for the purpose of transferring the leasehold estate created hereby,
(c) the assignee or successor entity has a net worth at least equal to or in excess of the net worth of Tenant either (i) immediately prior to such merger, consolidation or transfer or (ii) as of the date hereof, whichever is greater,
(d) following the transaction in question, the assignee or successor shall not operate in the Demised Premises for any use not contemplated in Section 5.01 of this Lease, (e) Tenant shall not be in default under this Lease and (f) the surviving entity, transferee or assignee shall not be entitled to diplomatic or sovereign immunity and shall be subject to service of process and the jurisdiction of the federal, state and local courts in New York State. As used in this Article 11, an "Affiliate" of any entity shall mean any other entity or person which shall (i) control, (ii) be under the control of or (iii) be under common control with such entity (the term "control" as used herein shall be deemed to mean ownership of more than fifty percent (50%) of the outstanding voting stock of a corporation, or other majority equity and control interest if such entity is not a corporation).

     11.03. Any assignment or transfer, whether made pursuant to Section 11.0l or Section 11.02 hereof (except for an assignment or transfer under Section
11.02 in which the resulting entity is the same Tenant named herein), shall not be effective unless and until (a) the assignee shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall (i) assume the obligations and performance of this Lease and agree to be personally bound by all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed on and after the effective date of any such assignment and (ii) agree that the provisions of this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in the future, and (b) in the case of an assignment or transfer pursuant to Section
11.02 hereof, Tenant or its successor shall have delivered to Landlord financial statements certified by a reputable firm of certified public accountants evidencing satisfaction of the net worth requirements referred to in Section
11.02 hereof. Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Fixed Rent by Landlord from an assignee or transferee or any other party, Tenant shall remain fully and primarily and jointly and severally liable for the payment of the Fixed Rent and all additional rent due and to become due under this Lease and for the performance and observance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

     11.04. The liability of Tenant, and the due performance by Tenant of the obligations on its part to be performed under this Lease, shall not be discharged, released or impaired in any respect by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this Lease, and Tenant shall continue liable hereunder. If any such agreement or modification operates to increase the obligations of a tenant under this Lease, the liability under this Section 11.04 of the tenant named in the Lease or any of its successors in interest, (unless such party shall have expressly consented in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made.

     11.05. Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subletting of the entire Demised Premises for substantially the remainder of the term of this Lease, provided:

          (a) Tenant shall furnish Landlord with the name and business address of the proposed subtenant or assignee, information with respect to the nature and character of the proposed subtenant's or assignee's business, or activities, such references and current financial information with respect to net worth, credit and financial responsibility as are reasonably satisfactory to Landlord, and an executed counterpart of the sublease or assignment agreement;

          (b) The proposed subtenant or assignee has financial net worth, credit and financial responsibility which, considering the responsibilities involved, are reasonably satisfactory to Landlord;

          (c) The intended use of the Demised Premises is the use permitted in
Section 5.01 hereof and which is consistent with the standards of the Building as a first-class office building;

          (d) Neither (i) the proposed subtenant or assignee nor (ii) any entity which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or subtenant, is then an occupant of any part of the Building or a party who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the twelve (12) months immediately preceding Tenant's request for Landlord's consent;

          (e) Each assignment or sublease shall specifically state that (i) it is subject to all of the terms, covenants, agreements, provisions, and conditions of this Lease, (ii) the subtenant or assignee, as the case may be, will not have the right to further assign this Lease or such sublease, or sublet all or part of the Demised Premises or to allow same to be used by others, without the consent of Landlord in each instance, (iii) a consent by Landlord thereto shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant's obligations hereunder, which shall continue to apply to the premises involved, and the occupants thereof, as if the sublease or assignment had not been made, (iv) if Tenant defaults in the payment of any rent, Landlord is authorized to collect any rents due or accruing from any assignee, subtenant or other occupant of the Demised Premises and to apply the net amounts collected to the Fixed Rent and additional rent due hereunder,
(v) the receipt by Landlord of any amounts from an assignee or subtenant, or other occupant of any part of the Demised Premises shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or the acceptance of that party as a direct tenant, and (vi) the subtenant shall be required to pay Tenant's Tax Payment;

          (f) Tenant shall together with requesting Landlord's consent hereunder, have paid Landlord any costs incurred by Landlord to review the requested consent including any attorney's fees incurred by Landlord, not to exceed One Thousand ($1,000) Dollars per subletting or assignment;

          (g) Without limiting the generality of Section 11.05(c) hereof, the proposed subtenant or assignee is not (i) employment or recruitment agency; (ii) school, college, university or educational institution whether or not for profit; or (iii) a government or any subdivision or agency thereof;

          (h) [Reserved];


          (i) The subletting or assignment shall not be at a lower rental rate than that being charged by Landlord at the time for similar space then available in the Building; and

          (j) The proposed assignment or sublease shall provide that it is subject to the Landlord's rights under Section 11.06 hereof. Tenant shall have complied with the provisions of said Section 11.06 and Landlord shall not have made any of the elections provided for therein.

     11.06. (a) Should Tenant agree to assign this Lease or to sublet all or any portion of the Demised Premises (other than a transaction permitted by Section 11.02 hereof), Tenant shall, as soon as any such agreement is consummated but no later than thirty (30) days prior to the effective date thereof (the "Effective Date") deliver to Landlord executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable, and Landlord shall then have the right to elect by notice to Tenant given within twenty (20) days after such delivery (x) to consent or refuse to consent to such assignment or sublease in accordance with the terms of this Lease or (y) to elect to terminate this Lease as of the Effective Date as if it were the Expiration Date set forth herein.

              (b) In the event of any assignment of this Lease (other than any assignment or other transaction permitted without Landlord's consent under
Section 11.02) or any sublease, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

                  (i) in the case of an assignment, an amount equal to 50% (but 100% for all periods after the expiration or earlier termination of the initial 6-year term hereof) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, consideration paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, but excluding consideration for the sale of stock or other equity interest or the sale of Tenant's business operations or good will, without regard to the value of the leasehold estate created by this Lease, and less, in the case of a sale of personalty, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), and less customary advertising costs, brokerage commissions, work allowances and/or the cost of improvements performed by or on behalf of Tenant at Tenant's expense as required by the terms of said assignment; and


               (ii) in the case of a sublease, 50% (but 100% for all periods after the expiration or earlier termination of the initial 6-year term hereof) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Fixed Rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or furnishings, other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), but deducting therefrom customary advertising costs, brokerage commissions, work allowances or the cost of improvements performed by or on behalf of Tenant at Tenant's expense (including the cost of constructing any demising walls), all of such deductions to be amortized over the term of the sublease. The sums payable under this
Section 11.06(b) shall be paid to Landlord within ten (10) days from the date paid by the assignee or subtenant to Tenant.

           (c) If Landlord exercises its option to terminate the Lease under this Section 11.06, Landlord shall be free to, and shall have no liability to Tenant if Landlord shall, lease the Demised Premises or any portion thereof, to Tenant's proposed assignee or subtenant, as the case may be.

                                   ARTICLE 12

                                    RESERVED
                                    --------

                                   ARTICLE 13

                          ADJACENT EXCAVATION - SHORING

     13.01. If an excavation or other substructure work shall be made upon land adjacent to the Demised Premises or the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Demised Premises for the purpose of doing such work as shall be necessary to preserve the wall of or the Building of which the Demised Premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent. Landlord shall endeavor to cause any entity performing such work to do so in a manner which minimizes interference with Tenant's business operations to the extent practicable.

                                   ARTICLE 14

                                  CONDEMNATION

     14.01. In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the Fixed Rent under Article 1 and additional rents under Article 3 shall be reduced by the amounts proportionately allocable to the part of the Demised Premises so taken or condemned. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the Demised Premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, or (b) if such condemnation or taking shall be of a substantial part of the Demised Premises (30% or more) or of a substantial part of the means of access thereto, Tenant may, at Tenant's option, by delivery of notice in writing to Landlord within thirty (30) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Fixed Rent payable under Article 1 and additional rents payable under Article 3 shall be apportioned and reduced to the extent hereinbefore provided in this
Article 14.

     14.02. In the event of termination of this Lease in any of the cases hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the Fixed Rent and additional rent payable hereunder shall be apportioned as of such date and all rents and other charges paid by Tenant for any period after such effective date of termination shall be promptly refunded to Tenant (and such Landlord obligation to make such refund shall survive such termination of this Lease) after deducting therefrom any amounts otherwise owed by Tenant under this Lease.

     14.03. In the event of any condemnation or taking of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and agrees that it shall not be entitled to receive any part of such award. Notwithstanding the foregoing, nothing herein contained shall be construed so as to prohibit Tenant from seeking a separate award, which does not in any manner affect the size of Landlord's award, for reimbursement of Tenant's moving expenses and the cost of leasehold improvements and trade fixtures.

     14.04. In the event of any taking of less than the whole of the Building which does not result in a termination of this Lease, Landlord, at its expense, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the Demised Premises to substantially their former condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Demised Premises. If Landlord has not completed the repair and restoration of the substantial access to the Demised Premises or of the Demised Premises and the mechanical systems of the Building required to make the Demised Premises tenantable for the use specified in Article 5 within twelve (12) months after the date of vesting of title under such condemnation or taking, or within such period after such date (not exceeding six (6) months) as shall equal the aggregate period Landlord may have been delayed in doing so by Force Majeure Causes (as defined in Article 34), then Tenant may terminate this Lease by notice to Landlord, effective as of the date of the giving of such notice.

     14.05. In the event any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article 14, then, (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the Fixed Rent hereunder shall be reduced and additional rents under Article 3 shall be adjusted in the same manner as is provided in Section 14.01 hereof according to the reduction in rentable square footage of the Demised Premises resulting from such taking.

     14.06. If the whole or any part of the Demised Premises shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article 14 shall not apply and Tenant shall continue to pay, in the manner and at the times herein specified, the full amounts of Fixed Rent and all additional rent and other charges payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Tenant to be performed and observed, as though such taking had not occurred. Tenant shall be entitled to receive the entire amount of the condemnation proceeds (after deducting Landlord's reasonable costs and expenses, if any, in obtaining same) (the "Net Proceeds") made for such temporary taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the termination of this Lease, in which case the Net Proceeds shall be apportioned between Landlord and Tenant upon receipt thereof as of the date of termination of this Lease. Tenant shall, upon expiration of any such period of temporary use or occupancy during the term of this Lease, restore the Demised Premises, as nearly as may be reasonably practicable, to the condition in which the same were immediately prior to such taking. Any portion of the net condemnation proceeds received by Tenant as compensation for the cost of restoration of the Demised


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

Premises shall, if such period of temporary use or occupancy shall extend beyond the expiration of the Term, be paid to Landlord on the date of termination of this Lease to the extent not theretofore disbursed by Tenant in connection with restoration of the Demised Premises.

                                   ARTICLE 15

                       ACCESS TO DEMISED PREMISES; CHANGES

     15.01. Tenant shall permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided the same are installed adjacent to or concealed behind walls and ceilings of the Demised Premises. Landlord shall to the extent practicable install such pipes, ducts and conduits by such methods and at such locations as will not materially interfere with or impair Tenant's layout or use of the Demised Premises. Landlord or its agents or designees shall have the right, but only upon notice to Tenant or any authorized employee of Tenant at the Demised Premises, to enter the Demised Premises, during Business Hours, (a) for the making of such repairs or alterations as Landlord may deem necessary for the Building or which Landlord shall be required to or shall have the right to make by the provisions of this Lease or any other lease in the Building and (b) for the purpose of inspecting them or exhibiting them to existing or prospective purchasers, mortgagees or lessees of all or part of the Building or Property or to prospective assignees, agents or designees of any such parties. Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an actual or constructive eviction of Tenant in whole or in part, and the rent reserved hereunder shall not abate while said repairs or alterations are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work. Landlord shall exercise reasonable diligence so as to minimize the disturbance to Tenant but nothing contained herein shall be deemed to require Landlord to perform the same on an overtime or premium pay basis.

     15.02. Landlord reserves the right, without the same constituting an actual or constructive eviction and without incurring liability to Tenant therefor, to change the design or arrangement and/or location of public entrances, the public lobby, passageways, doors, doorways, corridors, elevators, stairways, toilets and other public parts of the Building, provided, however, that access to the Building shall not be cut off and that there shall be no unreasonable obstruction of access to the Demised Premises or unreasonable interference with the use or enjoyment thereof.

     15.03. Landlord may, during the six (6) months prior to expiration of the Term exhibit the Demised Premises to prospective tenants.

     15.04. If no employee or representative of Tenant shall not be personally present to open and permit an entry into the Demised Premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or emergency,

Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property and provided Landlord promptly shall repair any damage to the Demised Premises caused by such entry in the event of an emergency not caused by Tenant or Tenant's employees, invitees, agents, contractors or guests) and without in any manner affecting the obligations and covenants of this Lease.

                                   ARTICLE 16

                            CONDITIONS OF LIMITATION

     16.01. This Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or if a petition or case shall be filed by or against Tenant under any provisions of the United States Bankruptcy Act or under the provisions of any other Federal or State bankruptcy or insolvency law or any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then, Landlord may, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for sixty (60) days, give Tenant a notice of intention to end the Term of this Lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18.

     16.02. This Lease and the term and estate hereby granted are subject to further limitation as follows:


          (a) whenever Tenant shall fail to pay any installment of Fixed Rent or any additional rent or any other charge payable by Tenant to Landlord, on the day the same is due and payable pursuant to the terms hereof, and such default shall continue for seven (7) Business Days after Landlord shall have given Tenant a notice specifying such default, or

          (b) whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within thirty
(30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty (30) days and the continuation of the period required for cure will not subject Landlord to the risk of criminal liability (as more particularly described in Article 8) or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation, (ii) duly institute within said thirty (30) day period, and thereafter diligently and continuously prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within such time after the date of the giving of said notice to Landlord as shall reasonably be necessary, or



          (C) whenever any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 11, or

          (d) whenever Tenant shall abandon the Demised Premises for more than 30 days in any 45 day period (unless as a result of a casualty or condemnation), or

          (e) [Reserved], or

          (f) [Reserved], or

          (g) whenever Tenant shall default in complying with the provisions of
Section 6.02 hereof with respect to the discharge of mechanics' liens within the time period therein provided, or

          (h) [Reserved], or

          (i) whenever Tenant shall default in the due keeping, observing or performance of any covenant, agreement, provision or condition of Article 5 on the part of Tenant to be kept, observed or performed and if such default shall continue and shall not be remedied by Tenant within seventy-two (72) hours after Landlord shall have given to Tenant a notice specifying the same, then in any of said cases set forth in the foregoing Sections 16.02 (a), 16.02
(b), 16.02 (c), 16.02 (d), 16.02 (e), 16.02 (f), 16.02 (g), 16.02 (h) and 16.01
(i) Landlord may give to Tenant a notice of intention to end the Term at the expiration of three (3) days from the date of the service of such notice of intention, and upon the expiration of said three (3) days this Lease and the Term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in
Article 18.

     16.03. (a) If Tenant shall have assigned its interest in this Lease, and this Lease shall thereafter be disaffirmed or rejected in any proceeding under the United States Bankruptcy Code or under the provisions of any Federal, state or foreign law of like import, or in the event of termination of this Lease by reason of any such proceeding, the assignor or any of its predecessors in interest under this Lease, upon request of Landlord given within ninety (90) days after such disaffirmance or rejection shall (a) pay to Landlord all Fixed Rent and additional rent then due and payable to Landlord under this Lease to and including the date of such disaffirmance or rejection and (b) enter into a new Lease as lessee with Landlord of the Demised Premises for a term commencing on the effective date of such disaffirmance or rejection and ending on the Expiration Date, unless sooner terminated as in such Lease provided, at the same Fixed Rent and additional rent and upon the executory terms, covenants and conditions as are contained in this Lease, except that (i) the rights of the lessee under the new Lease, shall be subject to any possessory rights of the assignee in question under this Lease and any rights of persons claiming through or under such assignee, (ii) such new Lease shall require all defaults existing under this Lease to be cured by the lessee with reasonable diligence, and (iii) such new Lease shall require the lessee to pay all additional rent which, had this Lease not been disaffirmed or rejected, would have become due after the effective date of such disaffirmance or rejection with respect to any prior period. If the lessee shall fail or refuse to enter into the new Lease within ten (10) days after Landlord's request to do so, then in addition to all other rights and remedies by reason of such default, under this Lease, at law or in equity, Landlord shall have the same rights and remedies against the lessee as if the lessee had entered into such new Lease and such new Lease had thereafter been terminated at the beginning of its term by reason of the default of the lessee thereunder.

     (b) If pursuant to the Bankruptcy Code Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 11 hereof (or if this Lease shall be assumed by a trustee), the trustee or assignee shall cure any default under this Lease and shall provide adequate assurance of future performance by the trustee or assignee including (a) of the source of payment of rent and performance of other obligations under this Lease (for which adequate assurance shall mean the deposit of cash security with Landlord in an amount equal to the sum of one (1) year's Fixed Rent then reserved hereunder, plus an amount equal to all additional rent payable under Article 3 for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, with interest pursuant to
Article 40, for the balance of the term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed) and that any such assignee of this Lease shall have a net worth exclusive of good will, computed in accordance with generally accepted accounting principles, equal to at least ten (10) times the aggregate of the Fixed Rent reserved hereunder, plus all additional rent for the preceding calendar year as aforesaid and (b) that the use of the Demised Premises shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building or increase the services to be provided by Landlord. If all defaults are not cured and such adequate assurance is not provided within sixty (60) days after there has been an order for relief under the Bankruptcy Code, then this Lease shall be deemed rejected, Tenant or any other person in possession shall vacate the Demised Premises, and Landlord shall be entitled to retain any rent or security deposit previously received from Tenant and shall have no further liability to Tenant or any person claiming through Tenant or any trustee. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (a) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (b) any portion of such consideration reasonably designed by the assignee as paid for the purchase of Tenant's property in the Demised Premises, shall be and become the sole exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. If Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign the same (pursuant to title 11 U.S.C.
Section 365, as the same may be amended) to any person, including, without limitation, any individual, partnership or corporate entity, who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in Title 11 U.S.C. Section 365(b)(3) (as the same may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than twenty (20) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than ten (10) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession, given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. The foregoing provisions of Section 16.03 (a) and
16.03 (b) shall be applicable only to the extent not in violation of the Bankruptcy Code as in effect from time to time.

                                   ARTICLE 17

                        RE-ENTRY BY LANDLORD, INJUNCTION

     17.01. If Tenant shall fail to pay any installment of Fixed Rent, or of any additional rent or any other charge payable by Tenant to Landlord on the date the same is due and payable, and if such default shall continue for five
(5) days after Landlord shall have given to Tenant a notice specifying such default, or if this Lease shall terminate as in Article 16 provided, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, permitted pursuant to either summary dispossess proceedings or any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefrom. The word re-enter, as herein used, is not restricted to its technical legal meaning.

     17.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

     17.03. If this Lease shall terminate under the provisions of Article 16, or if Landlord shall re-enter the Demised Premises under the provisions of this
Article 17, or in the event of the termination of this Lease, or of re-entry by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, then (a) Tenant shall thereupon pay to Landlord the Fixed Rent and additional rent payable by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 18, and (b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such moneys shall be credited by Landlord against any Fixed Rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option against any damages payable by Tenant under Articles 16 and 18 or pursuant to law.

     17.04. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

                                   ARTICLE 18

                                     DAMAGES

     18.01. If this Lease is terminated under the provisions of Article 16, or if Landlord shall re-enter the Demised Premises under the provisions of Article 17, Tenant shall pay to Landlord as damages, at the election of Landlord, either

     (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of

               (1) the aggregate of the Fixed Rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination except that additional rent on account of increases in Real Estate Taxes shall be presumed to increase at the average of the rates of increase thereof previously experienced by Landlord during the period (not to exceed three years) prior to such termination, and conclusively presuming that all Fixed Rent theretofore abated is immediately due and payable) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this Lease not so terminated or had Landlord not so re-entered the Demised Premises, over

               (2) the aggregate rental value of the Demised Premises for the same period, or



     (b) sums equal to the Fixed Rent and the additional rent payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall re-let the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting, the reasonable expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the reasonable expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and all other reasonable expenses properly chargeable against the Demised Premises and the rental thereof; it being understood that any such re-letting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder for the period of such re-letting, or shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such re-letting and of the expenses of re-letting. If the Demised Premises or any part thereof be re-let by Landlord to an unaffiliated entity for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent payable pursuant to such re-letting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so re-let during the term of the re-letting.

     18.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 16, or under any provision of law, or had Landlord not re-entered the Demised

Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or reentry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 18.01 hereof.

     18.03. In addition, if this Lease is terminated under the provisions of
Article 16, or if Landlord shall, re-enter the Demised Premises under the provisions of Article 17, Tenant agrees that:

          (a) the Demised Premises then shall be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration of the Term;

          (b) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this lease for the making of any alterations or for restoring or rebuilding the Demised Premises or the Building, or any part thereof; and

          (C) for the breach of any covenant of Tenant set forth above in this
Section 18.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

                                   ARTICLE 19

                LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

     19.01. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under any of the terms or provisions of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case if Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and
(b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the Interest Rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (1O) days of rendition of a bill to Tenant therefor. The provisions of this Article 19 shall survive the expiration or other termination of this Lease.

                                   ARTICLE 20

                                 QUIET ENJOYMENT

     20.01. Landlord covenants and agrees that subject to the terms and provisions of this Lease, if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part or on behalf of Tenant to be kept or performed, then Tenant may quietly enjoy the Demised Premises during the Term without hindrance by Landlord or any person claiming through or under Landlord subject however, to: (i) the obligations of this Lease, and (ii) the provisions of Article 25 with respect to Superior Instruments which affect this Lease. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Property and the rents and proceeds therefrom and only so long as such interest shall continue, and with respect to violations of this covenant accruing thereafter, Landlord shall be relieved of all liability hereunder and this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest.

                                   ARTICLE 21

                             SERVICES AND EQUIPMENT

     21.01. So long as Tenant is not in default under any of the covenants of this Lease beyond the expiration of any applicable notice and cure periods, Landlord shall:

          (a) Maintain and keep in good repair the air conditioning, heating and ventilating systems installed by Landlord as part of the base Building HVAC System. The aforesaid systems will function when seasonally required on Business Days from 8:00 a.m. to 6:00 p.m. (hereinafter called the "Business Hours"). The heating system is a central building system. The air conditioning and ventilating systems (as they relate to the Demised Premises) will function during the period May 15 to October 15 each year. Landlord shall have no responsibility or liability for the temperature of the Demised Premises during the seasons, hours or days Landlord is not required to furnish heat, ventilation or air-conditioning pursuant to this Section 21.01, and any use or occupancy of the Demised Premises during such hours or periods shall be at the sole risk, responsibility and hazard of Tenant, and Landlord shall have no responsibility or liability therefor. Such condition of the Demised Premises shall not constitute nor be deemed to be a breach or a violation of this Lease or of any provision thereof, nor shall it be deemed an actual or constructive eviction nor shall Tenant claim or be entitled to claim any abatement of rent nor make any claim for any damages or compensation by reason of such condition of the Demised Premises. During the period air conditioning is being provided to the Demised Premises, Tenant shall keep the windows in the Demised Premises closed. Tenant shall cause and keep entirely unobstructed all the vents, intakes, outlets and grilles, during the applicable seasons and shall comply with and observe all regulations and requirements prescribed by Landlord for the proper functioning of the heating, ventilating and air-conditioning systems. Nothing contained herein shall be deemed to require Landlord to furnish at Landlords' expense such electric energy as is required to operate the base building or supplemental air conditioning system serving the Demised Premises. Subject to the provisions of Article 4 all such electric energy shall be furnished to Tenant at Tenant's cost and expense. In the event that Tenant shall require air-conditioning or heating at such times as the same are not furnished by Landlord (hereinafter called "After Hours"), Tenant agrees to pay the Landlords Building Standard charges therefor as additional rent. All tenants requesting After Hours heating shall give Landlord reasonable advance notice of such requirement. Tenants who require After Hours air-conditioning or ventilating shall have the responsibility of operating the air-conditioning and ventilating systems by use of a separate key which Landlord shall provide.


          (b) Furnish cold water for lavatory and drinking purposes through the facilities installed in the Demised Premises as of the date of this Lease (which Tenant has examined and agrees to accept in their condition and state of repair existing on the date of this Lease with the understanding that Landlord shall not be required to expend any sums or perform any work to prepare or improve such facilities for Tenant's use and occupancy). If Tenant requires, uses or consumes water for any other purposes, Tenant agrees that Landlord may install a meter or meters or other means to measure Tenant's water consumption, and Tenant further agrees to reimburse Landlord for the cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlords cost of other means of measuring such water consumption by Tenant. Tenant shall reimburse Landlord for the cost of all water consumed, as measured by said meter or meters or as otherwise measured, including sewer rents.

          (c) (i) Provide the cleaning and janitorial services described on Schedule E (as annexed hereto and hereby made a part of this Lease) on Business Days. Tenant shall pay to Landlord on demand the costs incurred by Landlord for
(x) extra cleaning work in the demises premises required because of (i) carelessness, indifference, misuse or neglect on the part of Tenant or its subtenants or its their employees or visitors, (ii) interior glass partition or unusual quantity of interior glass surfaces and (iii) non-Building standard materials or finishes installed by Tenant or at its request, (y) removal from the Demised Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy including, without limitation, kitchen refuse, or at times other than Landlord's standard cleaning times, and (z) the use of the Demised Premises by Tenant other than during Business Hours on Business Days. Notwithstanding the foregoing, Landlord shall not be required to clean any portions of the Demised Premises used for preparation, serving or consumption of food or beverages, training rooms, data processing or reproducing operation, private

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
lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas and Tenant agrees, at Tenant's expense, to retain Landlord's cleaning contractor to perform such cleaning, provided that the quality thereof and the charges therefor are reasonably competitive.

               (ii) Landlord, its cleaning contractor and their respective employees shall have access to the Demised Premises after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Demised Premises reasonably required to clean the Demised Premises as required under this Section 21.01(c).

               (iii) Tenant shall not clean, nor require, permit, suffer or allow any windows in the Demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law, or any other applicable law.

          (d) Provide passenger elevator facilities on Business Days from 8:OO a.m. to 6:00 p.m., with at least one passenger elevator servicing the Demised Premises subject to call at other times, and provide freight elevator services during Building-standard freight hours ("Freight Hours") on Business Days. At Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both such methods. Freight elevator services other than during Freight Hours shall be available at Building-standard rates. Tenant shall be entitled to 5 hours of free freight elevator services outside of Freight Hours in connection with Tenant's move into the Demised Premises.

     21.02. Landlord reserves the right without any liability whatsoever, or abatement of Fixed Rent, or additional rent, to stop the heating, air conditioning, plumbing, electric and other systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize interference with the Tenant's use and enjoyment of the Demised Premises, but Landlord shall not be obligated to employ overtime or premium labor therefor.

     21.03. Tenant agrees to employ such office maintenance contractor as Landlord may from time to time designate, for all waxing, polishing, lamp replacement, cleaning (other than those cleaning services Landlord is obligated to furnish) and office maintenance work in the Demised Premises, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors. Tenant shall not employ any other office maintenance contractor without Landlord's prior written consent.

     21.04. Landlord will not be required to furnish any other services, except as otherwise provided in this Lease.

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

     21.05. In addition to any remedies which Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies contained elsewhere in this Lease, if there shall be a default hereunder by Tenant which shall not have been remedied within the applicable grace period, Landlord shall not be obligated to furnish to Tenant or the Demised Premises any services outside of Business Hours on Business Days; and the discontinuance of any one or more such services shall be without liability by Landlord to Tenant and shall not reduce, diminish or otherwise affect any of Tenant's covenants and obligations under this Lease.

                                   ARTICLE 22

                                   DEFINITIONS

     22.01. The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the Land and Building), so that in the event of any transfer of title to said Land and Building or said lease, or in the event of a lease of the Building, or of the Land and Building, upon notification to Tenant of such transfer or lease the said transferor landlord shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to said Land and Building or said lease, or the said lessee of the Building or of the Land and Building, that the transferee or the lessee, as applicable, has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Landlord hereunder.

     22.02. The term "Business Days" or "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed as legal holidays and defined as Public Holidays in the Official Directory of the City of New York as well as all other days recognized as holidays under applicable union contracts.

     22.03. "Interest Rate" shall mean a rate per annum equal to the lesser of
(a) 2% above the so-called "prime rate" of Citibank, N.A. as publicly announced from time to time or if Citibank, N.A. Bank shall cease to exist or cease to announce such rate, any similar rate designated by Landlord which is publicly announced from time to time by any other bank in the City of New York having combined capital and surplus in excess of One Hundred Million ($100,000,000) or
(b) the maximum rate of interest, if any, which Tenant may legally contract to pay.

     22.04. "Legal Requirements" shall mean laws, statutes and ordinances including building codes and zoning regulations and ordinances and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Land or

Building or the Demised Premises or any part thereof or the sidewalks, curbs or areas adjacent thereto and all requirements, obligations and conditions of all instruments of record on the date of this Lease.

                                   ARTICLE 23

                           INVALIDITY OF ANY PROVISION

     23.01. If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

                                   ARTICLE 24

                                    BROKERAGE

     24.01. Each of Landlord and Tenant covenants, represents and warrants to the other, respectively, that neither has had any dealings or negotiations with any broker or agent, other than Park Tower Realty and Newmark & Co. Real Estate, in connection with the consummation of this Lease, and each covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than the broker(s) specifically set forth in this Section 24.01, with respect to this Lease or the negotiation thereof if such claim or claims by any such broker or agent are based in whole or in part on dealing with the indemnifying party or its representatives. Landlord agrees to pay to the brokers specified in this Section 24.0 1 such compensation, commissions or charges to which they are entitled pursuant to the separate agreement(s) between said broker(s) and Landlord.

                                   ARTICLE 25

                                  SUBORDINATION

     25.01. This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the Land or the Building and to all mortgages which may now or hereafter affect such leases, the Land or the Building, and to all renewals, refinancings, modifications, replacements and extensions thereof (hereinafter called "Superior Instruments"). The provisions of this Section 25.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord, the holder of any Superior Instrument or any of their respective successors in interest may request to evidence such subordination, and, with respect to any such instrument requested by such holder or successor-in-interest and not executed and delivered by Tenant within 20 days of request therefor, Tenant hereby constitutes and appoints Landlord or its successors in interest to be Tenant's attorney-in-fact, irrevocably and coupled with an interest, to execute and deliver any such instrument for and on behalf of Tenant if Landlord shall have been directed by such holder or successor-in-interest to do so.

     25.02. In the event of a termination of any ground or underlying lease, or if the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefor, then Tenant under this Lease will, at the option to be exercised in writing by the holder of any such Superior Instrument or any purchaser, assignee or lessee, as the case may be, either (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if it were the landlord originally named in this Lease, provided that the provisions of Article 20 shall be binding upon such holder or mortgagee from and after any acceptance of such attornment by such holder or mortgagee or (ii) enter into a new lease with it for the remaining term of this Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. The foregoing provisions of clause (i) of this Section 25.02 shall ensure to the benefit of such holder of a Superior Instrument, purchaser, assignee or lessee, shall be self-operative upon the exercise of such option, and no further instrument shall be required to give effect to such option or to said provisions. Tenant, however, upon demand of any such holder of a Superior Instrument, purchaser, assignee or lessee agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section 25.02, satisfactory to any such holder of a Superior Instrument, purchaser, assignee or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Tenant hereby constitutes and appoints Landlord or its successors in interest to be the Tenant's attorney-in-fact, irrevocably and coupled with an interest, to execute and deliver such instrument of attornment, or such new lease if Landlord shall have been directed to do so by such holder, purchaser, assignee or lessee, if the Tenant fails to do so within twenty (20) days after request unless within such twenty (20) day period Tenant notifies Landlord that Tenant has a reasonable objection to the form or contents of such instrument.

     25.03. Anything herein contained to the contrary notwithstanding, under no circumstances shall any such holder of a Superior Instrument, purchaser, assignee or lessee, as the case may be, whether or not it shall have succeeded to the interests of the landlord under this Lease, be

            (a) liable for any act, omission or default of any prior landlord;
or

          (b) subject to any offsets, claims or defenses which the Tenant might have against any prior landlord; or

          (c) bound by any rent or additional rent which Tenant might have paid to any prior landlord for more than one month in advance or for more than three months in advance where such rent payments are payable at intervals of more than one month; or

          (d) bound by any modification, amendment or abridgment of the Lease, or any cancellation or surrender of the same, made without its prior written approval; or

          (e) obligated to do or complete any work in the Demised Premises pursuant to Article 2 and the Work Agreement, if any, or otherwise be obligated to prepare the Demised Premises for occupancy in accordance with the provisions of this Lease.

     25.04. If, in connection with the financing of the Building, the holder of any mortgage shall request reasonable modifications in this Lease as a condition of approval thereof, Tenant will not unreasonably withhold delay or defer making such modifications provided the same do not (i) increase the Fixed Rent or additional rents payable by Tenant, (ii) reduce the term hereof or (iii) extend the term hereof or (iv) increase Tenant's obligations hereunder, or decrease Tenant's rights or Landlord's obligations hereunder.

                                   ARTICLE 26

                              CERTIFICATE OF TENANT

     26.01. Tenant shall, without charge, at any time and from time to time, within twenty (20) days after request by Landlord or the holder of a Superior Instrument, as the case may be, execute, acknowledge and deliver to Landlord, the holder of a Superior Instrument or any other person, firm or corporation specified by Landlord, a written instrument (an "Estelle Certificate") in the form attached hereto as Schedule C, with any changes thereto as shall be required to make such certificate accurate and complete, having attached thereto a copy of this Lease and all amendments hereto, if any, or such other form as may be reasonably required by the holder of any Superior Instrument.

     26.02. Tenant agrees that, except for the first month's rent hereunder, it will pay no rent under this Lease more than thirty (30) days in advance of its due date, if so restricted by any existing or future Superior Instrument or by an assignment of this Lease to the holder of such Superior Instrument, and, in the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, Tenant will not exercise such right until Tenant shall have first given written notice of such act or omission to the holder of any Superior Instrument who shall have furnished such holder's last address to Tenant, and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notices, during which time such holder shall have the right, but shall not be obligated, to remedy or cause to be remedied such act or omission. Tenant further agrees not to exercise any such right if the holder of any such Superior Instrument commences to cure such act or omission within a reasonable time after having received notice thereof and diligently prosecutes such cure thereafter.

     26.03. Tenant shall, without charge, at any time and from time to time, deliver to Landlord within twenty (20) days after request therefor (a) copies of the most current financial statements of Tenant and of any guarantor of Tenant's obligations under the Lease certified or prepared by an independent certified public accountant and (b) such further detailed financial information with respect to Tenant and any such guarantors as Landlord or the holder of any Superior Instrument may reasonably request and are in Tenant's possession.

                                   ARTICLE 27

                     LEGAL PROCEEDINGS WAIVER OF JURY TRIAL

     27.01. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Demised Premises, (except claims for personal injury or property damage). It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose and does hereby waive the right to interpose any counterclaim of whatever nature or description in any such proceeding, except where failure to raise such counterclaim would result in Tenant being banned from raising such claim in an independent proceeding. With respect to "Non-Payment Proceedings" (as such term is hereinafter defined) Tenant shall reimburse Landlord upon demand for all costs and expenses (including attorneys' fees and disbursements and court costs) incurred by Landlord in connection with such Non-Payment Proceedings. All such amounts shall be deemed to be additional rent and shall be collectible in the same manner as provided in Section 1.02 hereof. With respect to any legal proceedings or actions other than Non-Payment Proceedings which shall be commenced by either Landlord or Tenant as a result of a breach by the other party of its covenants under this Lease, the party which shall prevail in any such proceeding or action, shall be entitled to collect from the non-prevailing party, reasonable attorneys' fees incurred by the prevailing party in any such action or proceeding. For the purpose of this Article 27, the term "Non-Payment Proceedings" shall mean a summary proceeding commenced by Landlord against Tenant for non-payment of Fixed Rent or any additional rent, other than a summary proceeding as to which a final, unappealable judgment is rendered and pursuant to which judgment Landlord is found to have had no basis for commencing such summary proceeding.

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


                                   ARTICLE 28

                              SURRENDER OF PREMISES

     28.01. Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its property as herein provided. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term.

     28.02. If Tenant shall, without the written consent of Landlord, hold over after the expiration of the Term and if Landlord shall then not proceed to remove Tenant from the Demised Premises in the manner permitted by law such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable law. During such tenancy, Tenant agrees to
(a) pay to Landlord, each month, one hundred fifty (150%) percent of the Fixed Rent and all additional rent payable by Tenant for the last month of the Term and (b) be bound by all of the terms, covenants and conditions herein specified.

                                   ARTICLE 29

                              RULES AND REGULATIONS

     29.01. Tenant and Tenant's servants, employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Schedule D (as annexed hereto and hereby made a part hereof) entitled "Rules and Regulations" and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, rules and regulations shall not be enforced against Tenant in a discriminatory manner.

                                   ARTICLE 30

                             CONSENTS AND APPROVALS

     30.01. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment and such remedy shall be available only in those instances where Landlord has expressly agreed in writing not unreasonably to withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

                                   ARTICLE 31

                                     NOTICES

     31 0l. Any notice or demand, consent, approval or disapproval, or statement (collectively called the "Notices") required or permitted to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing and unless otherwise required by such law or regulation, shall be sent by United States mail postage pre-paid as registered or certified mail, return receipt requested. Any Notice shall be addressed to Landlord or Tenant, as applicable, at its address set forth on page one of this Lease (notwithstanding Tenant's occupancy in the Demised Premises) as said address may be changed from time to time as hereinafter provided, and any notice given to Landlord shall be given with a copy to Gary S. Litke, Esq., 444 Madison Avenue, New York, New York 10022 and any notice to Tenant shall be given with a copy to Robert Burke, Esq., Sills Cummis Zuckerman Radin Tischman Epstein & Gross, P.A., One Riverfront Plaza, Newark, New Jersey 01702-5400. By giving the other party at least ten days prior written notice, either party may, by Notice given as above provided, designate a different address or addresses for Notices.

     31.02. Any Notice shall be deemed given as of the date of delivery as indicated on the return receipt; and in the case of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure as indicated on the return receipt or by notice of the postal department.

     31.03. In addition to the foregoing, either Landlord or Tenant may, from time to time, request in writing that the other party serve a copy of any Notice on one other person or entity designated in such request, such service to be effected as provided in Section 31.01 hereof.

                                   ARTICLE 32

                                   NO WAIVER

     32.01. No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on the account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     32.02. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                                   ARTICLE 33

                                    CAPTIONS

     33.01. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

                                   ARTICLE 34

                              INABILITY TO PERFORM

     34.01. If, by reason of (1) strike, (2) labor troubles, (3) governmental pre-emption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or any other cause or (6) fire or other casualty, (7) adjustment of insurance claims,
(8) act of God, or (9) any other cause beyond Landlord's reasonable control (collectively, "Force Majeure Causes"), Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused.

                                   ARTICLE 35

                           REPRESENTATIONS BY LANDLORD

     35.01. Landlord or Landlord's agents have made no representations or promises with respect to the Building or Demised Premises except as herein expressly set forth.

     35.02. Landlord hereby represents to Tenant that as of the Commencement Date, Landlord is the leasehold owner of the Building, that the existing ground lease is in full force and effect with no existing defaults thereunder, and that Landlord has the full right and authority to enter into and perform this Lease and to grant the estate herein demised.

                                   ARTICLE 36

                                 SATELLITE DISH

     36.01. Subject to space availability, Tenant shall have the right, at its sole cost, risk and expense, to place one satellite dish (the "Satellite Dish") on the roof of the Building, provided that prior thereto Tenant shall obtain all necessary permits and consents, as may be required under applicable law. Tenant agrees that it shall maintain the Satellite Dish, at its sole cost, risk and expense, and shall indemnify and hold harmless the Landlord from any and all liabilities, claims or damages, incurred in connection with the Satellite Dish.

     36.02. Prior to the installation of the Satellite Dish, Landlord and Tenant shall mutually and reasonably agree to the size and placement of the Satellite Dish (and including any additional conditions appropriate in connection therewith) pursuant to a separate written agreement.

     36.03. The rights conferred by Landlord upon Tenant in this Article 36 are intended solely for the convenience of named Tenant, and are hereby deemed to be personal rights of named Tenant. The exercise of such rights conferred by Landlord upon Tenant pursuant to the provisions of this Article 36 shall in no way be used for selling any data transmitted by or through the use of the Satellite Dish, and said rights shall be solely for Tenant's personal use, and shall not be assignable (or in any way shared with any other party).


                                   ARTICLE 37

                                   ARBITRATION

     37.01. In each case specified in this Lease in which resort to arbitration shall be required, such arbitration (unless otherwise specifically provided in other Sections of this Lease) shall be in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this Lease. The decision and award of the arbitrators shall be in writing, shall be limited to the matters and issues specified in this Lease as requiring arbitration and as submitted to the arbitrators, and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

                                   ARTICLE 38

                                    INDEMNITY

     38.01 Subject to the terms of Article 9 hereof relating to waivers of subrogation, Tenant shall indemnify and defend Landlord (including Landlord's shareholders, officers, directors, partners, joint venturers and agents) and save it harmless from and against any and all liability, damages, costs or expenses, including reasonable attorneys' fees, arising from (i) any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, guests, invitees, or visitors in or about the Demised Premises or the Building, (ii) any breach or default under this Lease by Tenant,
(iii) or relating to, the enforcement by Landlord of the provisions of this Lease as against Tenant, or (iv) any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring within the Demised Premises unless caused by the negligence or willful misconduct of Landlord or its officers, contractors, agents or employees. This provision shall not be construed to make Tenant responsible or deem Tenant liable for loss, damage, liability or expense resulting from injuries to third parties if (but only to the extent) caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

                                   ARTICLE 39

                               MEMORANDUM OF LEASE

     39.01. Tenant shall, at the request of Landlord execute and deliver a statutory form of memorandum of this Lease for the purpose of recording, but said memorandum of this Lease shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease.

                                   ARTICLE 40

                                SECURITY DEPOSIT

     40.01. Tenant has deposited with Landlord a sum equal to eight (8) monthly installments of Fixed Rent as security for the full and punctual performance by Tenant of all of the terms and conditions of this Lease. In the event Tenant defaults in the performance of any of the terms of this Lease beyond the expiration of any applicable notice and cure periods, Landlord may apply the whole or any part of the security so deposited to the extent required for the payment of (i) any rent or (ii) any sum which Landlord may expend or may be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the re-letting of the Demised Premises, whether accruing before or after summary proceedings or other re-entry by Landlord. Upon each such application, Tenant shall, on demand, pay to Landlord the sum so applied which shall be added to the Security Deposit so that the same shall be restored to the amount first set forth above. The security deposit shall be deposited in an interest-bearing account. Interest shall be remitted to Tenant, less annual administrative fees of l%, upon written request by Tenant which may be made one time in each calendar year. If Tenant shall fully comply with all of the terms of this Lease, the amount of the security deposit, with interest accrued thereon, less customary administrative fees accrued, shall be returned to Tenant promptly after the termination (or expiration not resulting from Tenant default) of this Lease, delivery of exclusive possession of the Demised Premises to Landlord and the payment to Landlord of the balance of Tenant's Tax Payment for the final Tax Year. In the event of a sale or lease of the Building, Landlord shall have the right to transfer the aforementioned security amount to the vendee or lessee and Landlord shall ipso facto be released by Tenant from all liability for the return of such security; and Tenant agrees to look solely to the new landlord for the return of said security and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, or attempted assignment or encumbrance.

     40.02. In lieu of the cash security deposit provided for in Section 40.01 hereof, Tenant may at any time during the term hereof deliver to Landlord and shall thereafter, except as otherwise provided herein, maintain in effect at all times during the term hereof, a clean. stand-by, irrevocable letter of credit, in form and substance reasonably satisfactory to Landlord in the amount of the security required pursuant to this Article 40 issued by a banking corporation having assets of at least five billion

($5,000,000,000.00) dollars satisfactory to Landlord and having its principal place of business or its duly licensed branch or agency in the City of New York, and, if the issuing bank is not a member of the New York Clearing House Association, confirmed by Citibank, N.A. or another bank reasonably satisfactory to Landlord which is a member of the New York Clearing House Association, which letter of credit may be presented for payment in the City of New York. Such letter of credit shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless terminated by the issuer thereof by notice to Landlord given by certified or registered mail, return receipt requested not less than forty-five (45) days prior to the expiration thereof. Except as otherwise provided in this Article 40, Tenant shall, throughout the term of this lease deliver to Landlord, in the event of the termination of any such letter of credit, replacement letters of credit in lieu thereof (each such letter of credit and such extensions or replacements thereof, as the case may be, is hereinafter referred to as a "Security Letter") no later than forty-five (45) days prior to the expiration date of the preceding Security Letter. The term of each such Security Letter shall be not less than one (1) year and shall be automatically renewable from year to year as aforesaid. If Tenant shall fail to obtain any replacements of a Security Letter within the time limits set forth in this Section 40.02, Landlord may draw down the full amount of the existing Security Letter and retain the same as security hereunder.

     40.03. In the event Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this lease, beyond any applicable grace period, including, but not limited to, the payment of Fixed Rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited under a Security Letter to the extent required for the payment of any Fixed Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, provisions, covenants, and conditions of this lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. To insure that Landlord may utilize the security represented by the Security Letter in the manner, for the purposes, and to the extent provided in this Article 40, each Security Letter shall provide that the full amount thereof may be drawn down by Landlord upon the presentation to the issuing bank of Landlord's sight draft drawn on the issuing bank and accompanied by a statement that a default has been declared under this Lease.

     40.04. In the event that Tenant defaults in respect of any of the terms, provisions, covenants and conditions of the lease and Landlord utilizes all or any part of the security represented by the Security Letter but does not terminate' this Lease as provided in Article 16 hereof, Landlord may, in addition to exercising its rights as provided in Section 40.03 hereof, retain the unapplied and unused balance of the principal amount of the Security Letter as security for the faithful performance and observance by Tenant thereafter of the terms, provisions, and conditions of this lease, and may use, apply, or retain the whole or any part of said balance to the extent required for payment of Fixed Rent, additional rent, or any other sums as to which Tenant is in default or for any sum which Landlord may expend or be required to expend by reason of Tenant's default in respect of any of the terms, covenants, and conditions of this lease. In the event Landlord applies or retains any portion or all of the security delivered hereunder, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be not less than the security required under the provisions of Article 40.

     40.05. If Tenant shall fully and faithfully comply with all of Tenant's covenants and obligations under this Lease, the security or any balance thereof to which Tenant is entitled, shall be returned or paid over to Tenant reasonably promptly after the date fixed as the end of this lease and after delivery to Landlord of entire possession of the Premises. In the event of any sale, transfer or leasing of Landlord's interest in the Building whether or not in connection with a sale, transfer or leasing of the Land to a vendee, transferee or lessee, Landlord shall have the right to transfer the unapplied part of the security and the interest thereof, if any, to which Tenant is entitled, or any interest it may have in the Security Letter, as the case may be, to the vendee, transferee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof, and Tenant shall look solely to the new Landlord for the return or payment of the same. The provisions of the preceding sentence shall apply to every subsequent sale, transfer or leasing of the Building, and any successor of Landlord may, upon a sale, transfer, leasing or other cessation of the interest of such successors in the Building whether in whole or in part, pay over any unapplied part of said security or any interest it may have in the Security Letter, as the case may be, to any vendee, transferee or lessee of the Building, and shall thereupon be relieved of any liability with respect thereto. In the event of a sale of the Building, Landlord shall have the right to require Tenant to deliver a replacement Security Letter naming the new Landlord as beneficiary and, if Tenant shall fail to deliver the same within thirty (30) days after notice, to draw down the existing Security Letter and retain the proceeds as security hereunder until a replacement Security Letter is delivered. Except in connection with a permitted assignment of this Lease, Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security or any interest thereon to which Tenant is entitled, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In any event, in the absence of evidence reasonably satisfactory to Landlord of an assignment of the right to receive the security, or the remaining balance thereof, Landlord may return the security to the original Tenant regardless of one or more assignments of this Lease.

                                   ARTICLE 41

                              RIGHT OF FIRST OFFER

     41.01. If, at any time during the Term of this Lease, Landlord shall decide to offer for rental to unaffiliated third parties any space (the "Contiguous Space") on the 15th or the 17th floor of the Building, Landlord shall, prior to offering the Contiguous Space for rent to any third party, notify Tenant in writing of such decision to lease (the "Lease Notice"). Upon receipt of the Lease Notice by Tenant, Tenant shall have the right to submit to Landlord a written statement (the "Offer") to the effect that Tenant would be willing to lease the Contiguous Space from Landlord at an annual rental set forth in the Offer (but not less than, on a per square foot basis, the rent payable hereunder at the time of the making of the Offer), and otherwise on the terms and conditions of this Lease. Such Offer must be delivered by Tenant within 10 Business Days after receipt of the Lease Notice, and shall constitute a binding irrevocable offer to lease the Contiguous Space for a period on the terms stated therein. Landlord shall have the right to accept the offer to lease the Contiguous Space for a period of thirty (30) days. Acceptance by Landlord of the Offer shall be made only by Landlord delivering to Tenant a written statement accepting such Offer. In the event that such option is not exercised strictly in accordance with the terms set forth herein, Tenant's rights with respect thereto shall terminate and shall be of no further force or effect. Time shall be of the essence for the exercise of any of Tenant's rights hereunder and the right and option set forth herein shall not be assignable by Tenant without the prior written consent of Landlord. In the event that Landlord shall not have accepted the Offer, Landlord shall have the right to lease the Contiguous Space to any third party at any price or other consideration during the ensuing nine (9) month period, provided that such price or consideration is greater than the price or consideration set forth in the Offer. In the event that Tenant shall fail to timely exercise its option to submit the Offer, strictly in accordance with the terms hereof, Landlord shall have the right to lease the Contiguous Space to any third party at any price or other consideration, regardless of whether such consideration is more or less than the consideration set forth in the Offer and Tenant expressly waives any right to object to or match any such price, and thereafter this Article 41 shall be of no further force and effect.

     41.02. The provisions of Section 41.01 shall not apply with respect to Landlord's desire or requirement to lease the Contiguous Space or any portion thereof (i) pursuant to any renewal or any expansion in respect of other tenants in the Building, or any right of first refusal or right of first offer options being exercised by other tenants in the Building; provided, that the provisions of Section 41.01 shall apply with respect to rights of first refusal or rights of first offer which are being exercised by other tenants in the Building if such rights shall have been granted to such other tenants after the date of this Lease, or (ii) which is not covered by a lease with a tenant in occupancy as of the date of this Lease.

                                   ARTICLE 42

                                TERMINATION RIGHT

     42.01. Tenant shall have the right (the "Termination Right") effective on the third anniversary of the Commencement Date or on April 30, 2001 (each, a "Permitted Effective Date"), but not at any other time, to terminate this Lease upon the terms and subject to the conditions set forth below, provided that (a) this Lease shall be in full force and effect, (b) Tenant is not in default under this Lease beyond the expiration of any applicable notice and cure period, and (c) Tenant named herein shall be in actual occupancy of the entire Demised Premises, in all such cases both on the date (the "Notice Date") that Tenant delivers to Landlord written notice that it is electing to exercise the Termination Right and on the Permitted Effective Date. If Tenant desires to exercise the Termination Right it shall do so only by written notice to Landlord given no later that four (4) months prior to the Permitted Effective Date together with the payment of the Termination Fee (as hereinafter defined). In the event Tenant delivers such notice and the Termination Fee, time of the essence, this Lease shall be terminated as of, and the Expiration Date shall be deemed to be the Permitted Effective Date with the same effect as if such date were the date originally specified for the expiration of the Term of this Lease and Fixed Rent and additional rent shall be apportioned as of such date and any security deposit returned to Tenant subject to and in accordance with the provisions of Article 40 hereof. The "Termination Fee" shall be an amount equal to the amount of Fixed Rent that would have been payable in respect of the seven (7) months next following the applicable Permitted Effective Date had this Lease not been terminated.

                                   ARTICLE 43

                                EXTENSION OPTION


     43.01. (a) Subject to the provisions of Section 43.04 hereof, Tenant shall have the right to extend the term of this Lease for an additional term commencing on the day following the expiration of the initial term of this Lease (hereinafter referred to as the "Commencement Date of the Extension Term") and ending on the fifth (5th) anniversary of the Commencement Date of the Extension Term (such additional term is hereinafter called the "Extension Term"), provided that:

          (i) Tenant shall give Landlord notice (hereinafter called the "Extension Notice") of its election to extend the term of this Lease at least twelve (12) months, but not more than twenty-four (24) months, prior to the expiration of the initial term of this Lease, and

          (ii) As of the time of the giving of the Extension Notice and at the Commencement Date of the Extension Term Tenant is not in default under the Lease beyond the expiration of any applicable notice and cure periods, and Tenant named herein shall be in legal occupancy of the entire demised premises.

            (b) The fixed annual rent payable by Tenant to Landlord during the Extension Term shall be an amount equal to ninety-five percent (95%) of the fair market rent for the demised premises for the Extension Term determined as of the date occurring six (6) months prior to the Commencement Date of the Extension Term (such


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

date is hereinafter called the "Determination Date") and which determination shall be made within a reasonable period of time after the occurrence of the Determination Date pursuant to the provisions of Section 43.02 hereof.

         Until the fair market rent under this subsection 43.01 (b) as well as Tenant's Tax Payment during the Extension Term shall have been determined, the provisions of Article 3 of this Lease shah remain in effect during the Extension Term with the same base periods and amounts as set forth therein.

     43.02. (a) Landlord and Tenant shall endeavor to agree as to the amount of the fair market rent for the demised premises pursuant to the provisions of subsection 43.01 (b) hereof during the thirty (30) day period following the Determination Date. In the event that Landlord and Tenant cannot agree as to the amount of the fair market rent within such thirty (30) day period following the Determination Date, then either Landlord or Tenant may initiate the arbitration process provided for in Article 44 hereof by giving notice to that effect to the other.

            (b) In the event Landlord or Tenant initiates the arbitration process pursuant to subsection 43.02 (a) hereof and as of the Commencement Date of the Extension Term the amount of the fair market rent has not been determined, Tenant shall continue to pay the Fixed Rent payable by Tenant for the last month of the initial term of this Lease (calculated without giving effect to any abatements or offsets then in effect) and when such determination has been made, an appropriate retroactive adjustment shall be made as of the Commencement Date of the Extension Term.

     43.03. Except as provided in Section 43.01 hereof, during the Extension Term all of the same terms and conditions of this Lease as are in effect immediately prior to the expiration of the initial term of this Lease shall continue in full force and effect, provided, however, Tenant shall have no further right to extend the term of this Lease pursuant to this Article 43.

     43.04. If Tenant does not send the Extension Notice pursuant to provisions of Section 43.01 hereof, time being of the essence with respect to the giving of such notice, this Article 43 shall have no force or effect and shall be deemed deleted from this Lease.

     43.05. If this Lease is renewed for the Extension Term, then each party, upon request from the other party, shall execute an instrument setting forth the exercise of Tenant's right to extend the term of this Lease, the agreed upon rent and the last day of the Extension Term, but the failure of either party to execute such instrument shall not effect the validity of the extension of the term or the other terms thereof.

     43.06. If Tenant exercises its right to extend the term of this Lease for the Extension Term pursuant to this Article 43, the phrases "the term of this Lease" or "the


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

term hereof" as used in this Lease, shall be constructed to include, when practicable, the Extension Term.


                                   ARTICLE 44

                                FAIR MARKET RENT

     44.01. In the event that the fair market rental for the demised premises or any portion thereof shall be required to be determined pursuant to the terms of this Lease as of a particular date (the "Review Date") the fair market rent for the demised premises shall be determined in the manner hereinafter provided.

     44.02. If a fair market rental is to be determined pursuant to the provisions of this Lease and the parties have not agreed on what that fair market rental shall be, Landlord shall give Tenant a notice designating the name and address of the arbitrator designated by Landlord to act on its behalf in the arbitration process hereinafter described (hereinafter called the "Review Notice" or the "Rent Review Notice").

     44.03. (a) If Landlord gives a Review Notice, then within thirty (30) days after the giving of such Review Notice, Tenant shall give notice to Landlord specifying in such notice the name and address of the arbitrator designated by Tenant to act on its behalf. In the event Tenant shall fail to give such notice within such thirty (30) day period, the fair market rental of the demised premises shall conclusively be deemed to be the fair market rental therefor as determined by Landlord's arbitrator, and Landlord shall promptly send a copy of such determination to Tenant. Upon the giving of such notice by Tenant, the two arbitrators so chosen shall meet on the seventh (7th) business day after the second arbitrator is appointed at 10:00 AM at the office of Landlord's arbitrator in the Borough of Manhattan; provided, however, in the event of extenuating circumstances such as death, casualty, etc., each arbitrator shall have the right to postpone such meeting for up to two (2) business days; and shall exchange sealed envelopes each containing such arbitrator's written determination of the fair market rental of the space in question based on the criteria set forth in Section 43.03 (c) hereof. The fair market rental specified by Landlord's arbitrator shall herein be called "Landlord's Submitted Value" and the fair market rental specified by Tenant's arbitrator shall herein be called "Tenant's Submitted Value." Copies of such written determinations shall promptly be sent to both Landlord and Tenant. Any failure of either of such arbitrators to meet and exchange such determinations shall be deemed acceptance of the other party's arbitrator's determination as to fair market rental. Within twenty (20) days after the second arbitrator is appointed, they shall together appoint a third arbitrator. If said two arbitrators cannot agree upon the appointment of a third arbitrator within such twenty (20) day period, then either party, on behalf of both, and on notice to the other may request such appointment by the American Arbitration Association (or any successor organization) in accordance with its then prevailing rules. If the American Arbitration Association shall fail to appoint said third arbitrator within thirty (30) days after such request is made, then either party may apply.


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
on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by the foregoing court) for the appointment of such third arbitrator.

     Within fifteen (15) days after the appointment of such third arbitrator, the first arbitrator and second arbitrator shall submit to such third arbitrator their respective determinations of the fair market rental as described in the immediately preceding paragraph. Such third arbitrator shall, within forty-five
(45) days after the end of such fifteen (15) day period, determine whether the fair market rental specified by the first arbitrator or second arbitrator in such submissions was closer to the determination by such third arbitrator of the fair market rental of the demised premises, and the fair market rental specified by the first arbitrator or the second arbitrator which is closer to the determination by such third arbitrator shall conclusively be deemed to be the fair market rental of the demised premises.

               (b) Each of the arbitrators selected as herein provided shall have at least ten (10) years' experience in the leasing or management of office space in the relevant office market in the Borough of Manhattan. Each party shall pay the fees and expenses of the arbitrator selected by it. The fees and expenses of the third arbitrator and all other expenses (not including the attorney's fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall he borne equally by the parties hereto.

               (c) In rendering any determination of fair market rent of the demised premises, the arbitrators shall assume or take into consideration as appropriate all of the following: (i) the Landlord and prospective tenant are typically motivated; (ii) the Landlord and prospective tenant are well informed and well advised and each is acting in what it considers its own best interest;
(iii) a reasonable time under then-existing market conditions is allowed for exposure of the demised premises on the open market; (iv) that the rent is unaffected by concessions, special financing amounts and/or terms, or unusual services, fees, costs or credits in connection with the leasing transaction; (v) that the demised premises are fit for immediate occupancy and use "as is" and require no additional work by Landlord and that no work has been carried out thereon by then Tenant, its subtenant, or their predecessors in interest during the Term which has diminished the rental value of the demised premises; (vi) that in the event the demised premises have been destroyed or damaged by fire or other casualty, same have been fully restored; (vii) that the demised premises are to be let with vacant possession and subject to the provisions of this Lease for a five (5) year term; (viii) market rents then being charged for comparable space in other similar office buildings in the same area. In rendering such decision and award, the arbitrators shall not modify the provisions of this Lease. The decision and award of the arbitrators shall be in writing, shall be limited to the determination of such fair market value, and shall be final and conclusive on all parties and counterpart copies thereof shall be delivered to each of said parties. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.


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

               (d) Nothing obtained in this Article 44 shall be deemed in any way to alter or modify the provisions of Article 3 hereof.


                                   ARTICLE 45

                                  MISCELLANEOUS

     45.01. Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York.

     45.02. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

     45.03. Except as otherwise expressly provided in this Lease, each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

     45.04. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     45.05. Time shall be of the essence with respect to obligations on the part of Tenant under this Lease.

     45.06. Except as otherwise provided herein whenever payment of interest is required by the terms hereof it shall be at the Interest Rate.

     45.07. [Reserved].

     45.08. In the event that Tenant is in arrears in payment of Fixed Rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

     45.09. All Exhibits referred to in this Lease are hereby incorporated in this Lease by reference.

     45.10. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs.


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

distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

     45.11. No remedy or election hereunder on the part of the Landlord shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     45.12. Tenant agrees that under no circumstances will it record this Lease or any copy thereof.

     45.13. It is understood and agreed that this Lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way whatsoever until (i) Tenant has duly executed and delivered duplicate originals to Landlord, and (ii) Landlord has executed and delivered one of said fully executed originals to Tenant.

     45.14. Tenant shall not install any equipment except in strict accordance with Article 6. With respect to any equipment which Tenant shall be permitted to install and operate in the Demised Premises including, without limitation, supplemental air conditioning equipment, Tenant shall at Tenant's expense, obtain and maintain all permits, licenses and other authorizations which are required by Legal Requirements in order to install, maintain and operate such equipment in the Demised Premises. To the extent that Tenant is permitted to install any supplemental air conditioning equipment, Tenant agrees, at its sole cost and expense, to maintain in full force and effect for so long as such supplemental air conditioning unit remains in the Building, a maintenance agreement for the periodic maintenance of such unit on customary terms with a contractor reasonably acceptable to Landlord and to furnish a copy of said contract to Landlord within ten (10) days after demand.


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

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                                      "LANDLORD"


                                      30 BROAD ASSOCIATES, L.P.


                                      By: Westboro 5, Inc.

                                      By: /s/ HENRY GROSS
                                         -----------------------------------
                                      Name: Henry Gross
                                      Title:

                                      "TENANT"

                                      K2 DESIGN, INC.

                                      By: /s/ NELSON C. HUNTER
                                         -----------------------------------
                                      Name: Nelson C. Hunter
                                      Title: C.F.O

                                   SCHEDULE A
                                   ----------




                                   FLOOR PLAN

                  [LOGO OF NEWMARK & COMPANY REAL ESTATE, INC.]

                                     NEWMARK

                                 30 BROAD STREET

                                  [FLOOR PLAN]


                                   18TH FLOOR

                                    Contact:

                               Richard Doolittle







                       NEWMARK & COMPANY REAL ESTATE, INC.
                                ESTABLISHED 1929
  111 BROADWAY, NEW YORK, NY 10006-1903 TEL:(212) 385-0027 FAX: (212) 385-2893

ALTHOUGH ALL INFORMATION REGARDING PROPERTY FOR SALE, RENTAL OR _________

                                   SCHEDULE C

                          FORM OF ESTOPPEL CERTIFICATE


     The undersigned ("Tenant"), in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby certifies to 30 Broad Associates, L.P. ("Landlord"), the holder of any mortgage covering the property (the "Mortgagee") and the vendee under any contract of sale with respect to the Property (the "Purchaser") as follows:

          1. Tenant executed and exchanged with Landlord a certain lease (the
"Lease"), dated      covering the floors shown hatched on the plan annexed
hereto as Schedule A (the "demised premises") in the building located in the Borough of Manhattan, in the City, County, and State of New York, known as and by the Street number 30 Broad Street (the "Property"), for a term to commence (or which commenced) on 199, and to expire on 199.

          2. The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect. A true, correct and complete copy of the Lease (including, without limitations, all modifications and amendments thereto and assignments thereof) is annexed hereto as Schedule B. No representations or warranties of any kind have been made to Tenant with respect to the demised premises except as set forth in the Lease.

          3. Tenant has accepted and is now in possession of the demised premises and is paying the full rental under the Lease.

          4. The fixed minimum annual rent payable under this Lease is $   . The
fixed minimum annual rent and all additional rent and other charges required to be paid under the Lease have been paid for the period up to and including

          5. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

          6. All work required under the Lease to be performed by Landlord has been completed to the full satisfaction of Tenant.

          7. To the best of Tenant's knowledge, there are no defaults existing under the Lease on the part of either Landlord or Tenant.


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

                                                 8. To the best of Tenant's
knowledge, there is no existing basis for Tenant to cancel or terminate the Lease.

                                                 9. As of the date hereof, there
exists no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

                                                 10. Tenant affirms that any
disputes with Landlord giving rise to a claim against Landlord is a claim under this Lease only and is subordinate to the rights of the holder of any "Superior Instrument" (as defined in the Lease) and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of this Lease.

                                                 11. Tenant affirms that any
claims pertaining to matters in existence at the time Tenant took possession and which were known to or which were then readily ascertainable by Tenant shall be enforced solely by money judgment and/or specific performance against the Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of this Lease.

                                                 12. There are no actions,
whether voluntary or otherwise, pending against the Tenant under the Bankruptcy Laws of the United States or any state thereof.

                                                 13. There has been no material
adverse change in the Tenant's financial condition between the date hereof and the date of the execution and delivery of the Lease.

                                                 14. Except as set forth in the
Lease, no broker represented Tenant in connection with the negotiation of the Lease or in obtaining of the demised premises, and except as so set forth or as employed by Landlord, no broker is entitled to commissions on account of Tenant's execution of the Lease or any options granted thereunder.

                                                 15. This certification is made
to induce Purchaser to consummate a purchase of the Property and/or to induce Mortgagee to make and maintain a mortgage loan secured by the Property, as the case may be, knowing that said Purchaser and/or Mortgagee as applicable, rely upon the truth of this certification in making and/or maintaining such purchase or mortgage, as applicable.

Date:

                        By:______________________________

                                                 TENANT

(Acknowledgement)

                                   SCHEDULE D

                              RULES AND REGULATIONS

                                                 1. The rights of tenants in the
entrances, corridors, elevators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, entrances, corridors, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it reasonable) deems best for the benefit of the tenants generally.

                                                 2. The cost of repairing any
damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such Tenant.

                                                 3. The Landlord may refuse
admission to the Building outside of business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the building whenever appropriate arrangements have been previously made between the Landlord and the Tenant with respect thereto. Each tenant shall be responsible for all persons for whom such person requests such permission and shall be liable to the Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property Tom the premises of the tenant. The Landlord shall in no way be liable to any tenant for injury or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

                                                 4. No tenant shall obtain or
accept or use in its premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that charges for such services by persons authorized by the Landlord are reasonable. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be reasonably fixed by the Landlord.

                                                 5. No awnings or other
projections over or around the windows shall be installed by any tenant and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises.

                                                 6. There shall not be used in
any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise or mail any hand trucks, except those equipped with rubber tires and side guards. All deliveries to tenants, except mail, shall be made to such place as Landlord shall designate and shall be distributed to tenants only during the hours from 8:00 A.M. to 12:00 noon and 2:00 P.M. to 4:00 P.M., Monday through Friday.

                                                 7. All entrance doors in each
tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds or drapes therein above the ground floor shall be lowered or closed when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises Tenant shall not tamper with or adjust tamper-proof or covered thermostats which have been preset by Landlord to control the operation of the air conditioning system. All such adjustments shall be made only by Landlord.

                                                 8. No noise, including the
playing of any musical instruments, radio or television, which, in the reasonable judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant and no cooking shall be done in the Tenant's premises except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

                                                 9. Tenant shall not permit any
cooking or food odors emanating from the demised premises to seep into other portions of the Building.

                                                 10. No acids, vapors or other
materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

                                                 11. Tenant shall not display
any sign, graphics, notice, picture, or poster, or any advertising matter whatsoever, anywhere in or about the demised premises or the Building at places visible from anywhere outside or at the entrance to the demised premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion, but nothing contained herein shall prohibit Tenant from displaying its name and logo within the demised premises, subject to Landlord's reasonable consent to same. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the demised premises or the Building caused thereby.

                                                 In the event of the violation
of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs, signs and lettering on doors shall be inscribed, painted, or affixed for each by Landlord at the reasonable expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant identifying the Building which impairs the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

                                                 12. No additional locks or
bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect, unless duplicate keys are submitted to Landlord. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys to the tenant's premises and toilet rooms shall be delivered to the Landlord.

                                                 13. No tenant shall mark,
paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant except in connection with ordinary office decorations as permitted pursuant to Article 6 of the Lease. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall install any resilient title or similar floor covering in the premises demised to such tenant except in a manner reasonably approved by Landlord.

                                                 14. No tenant or occupant shall
engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, or advertise for laborers (as opposed to advertising for office employees who will work at the Building) giving an address at the Building.

                                                 15. No premises shall be used,
or permitted to be used, at any time, as a store for the sale or display of foods or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

                                                 16. The requirements of tenants
will be attended to only upon application at the office of the building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

                                                 17. Each tenant shall, at its
expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises permitted by the Lease.

                                                 18. The Tenant's employees
shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof.

                                                 19. Tenant, at its sole cost
and expense, shall cause its premises to be exterminated, from time to time, to the reasonable satisfaction of Landlord, and shall employ such exterminators therefor as shall be reasonably approved by Landlord.

                                                 20. Any cuspidors or similar
containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of Tenant.

                                                 21. Tenant shall use only the
service elevator for deliveries and only at hours reasonably prescribed by Landlord. Bulky materials, as reasonably determined by Landlord, may not be delivered during usual business hours but only thereafter. Tenant agrees to pay for use of the service elevator at rates prescribed by Landlord.

                                                 22. Tenant shall have no right
of access to the roof of the demised premises or the Building and shall not install, repair or replace any aerial, fan, air conditioner or other device on the roof of the demised premises or the Building without the prior written consent of Landlord Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time.

                                   SCHEDULE E

                        CLEANING AND JANITORIAL SERVICES

A.   DAILY: The Landlord shall provide the following Night Services for all
     -----
     floors daily (except during weekends, union holidays and work strikes). Night Services at the Building will be scheduled to commence after 5:30 p.m. insofar as practical and possible.

     1. Empty and clean all waste receptacles. Remove waste to a designated central location for disposal. Dust interiors and exteriors of waste and disposal cans or baskets.

     2.   Empty and clean all ash trays and receptacles.

     3. Hand dust and clean all office furniture, fixtures and window sills. If textrolite or similar desk tops are used, they are to be wiped with a damp cloth.

     4. Dust all moldings, door louvers, ventilating louvers, chair rails within reach, ledges, radiators, baseboards and trim, damp dusting, as necessary.

     5. Unwaxed flooring used as corridors adjacent to the core will be cleaned and mopped.

     6. On completion of work all slop sinks are to be thoroughly cleaned and cleaning equipment stored neatly in designated locations.

     7. Move and dust under all desk equipment, ash trays, telephones, and other similar equipment, replacing and dusting such equipment.

     8. Mop up and wash floors for spills, smears and foot tracks throughout the Building, including Entire Floor Portion.

     9.   All floors to be swept once daily.

     10. Floors that are (a) ceramic tile; (b) marble; or (c) terrazzo, will be wet-mopped with detergent and rinsed, in addition to being swept.

     11.  Floors that are (a) linolite; (b) asphalt; (c) koroseal plastic vinyl;
          (d) rubber; or (e) other composition floor and base will be dry-mopped, in addition to being swept.

     12. Carpets in passenger elevators will be vacuumed. All elevator saddles and tracks on all floors of Building will be cleaned and vacuumed.

     13.  Gum and foreign matter will be removed from all floors, as necessary.

     14.  Lavatories and Rest Rooms.
          -------------------------

          (a) Sweep, scrub and/or wash and dry all flooring with approved germicidal detergent solution using spray tank method, to remove all spills, smears, scuff markets and foot tracks throughout.

          (b) Wash and polish all mirrors, powder shelves, bright work, enamel surfaces, including flushometers, piping, toilet seat hinges, and all metal.

          (c) Contractor shall use only non-abrasive material to avoid damage and deterioration to chrome fixtures.

          (d) Wash both sides of all toilet seats with approved germicidal detergent solution.

          (e) Disinfect and damp wipe all partitions, enamel surfaces, tile walls, dispensers, doors and receptacles.

          (f) Scour, wash and disinfect all private basins in all tenant premises throughout the building.

          (g)  Empty and clean paper towel and sanitary disposal receptacles.

          (h) Remove wastepaper and refuse, including soiled sanitary napkins, to a designated area in the premises and dispose at Contractor's expense. All wastepaper receptacles to be thoroughly cleaned and washed.

          (i) Fill and maintain mechanical operation of all toilet tissue holders, soap dispensers, towel dispensers and sanitary napkin vending dispensers. Materials as approved by the Landlord to be furnished by Contractor. Tenant shall pay their proportionate share of lavatory supplies (handtowels, toilet paper, and hand soap) used at premises. The filing of such receptacles to be in such quantity as to last the entire business day wherever possible and refilled daily.

          (j)  Mop, rinse and dry ceramic tile floors.

          (k) Remove stains as necessary and clean underside of rims of urinals and bowls. Scrub floors as needed, but not less than once a week.

          It is the intention to keep lavatories thoroughly clean and not to use a disinfectant to mask odors. If disinfectants are necessary, an odorless disinfectant shall be used.

B.   WEEKLY: The Landlord shall provide the following Night Services once a week
     ------
     (except during weekends, union holidays and work strikes at the Building). Night Services will be scheduled to commence after 5:30 p.m. insofar as practical and possible.

     1.   Carpet-covered floors vacuumed once per week.

     2. All unwaxed floors and base to be wet mopped and rinsed (and, will be scrubbed, as necessary.)

     3. Dust and wipe clean all exposed furniture, fixtures, shelving, desk equipment, telephone, cabinets, window sills, door casings, blackboards and clean all glass tables and desk tops with impregnated cloths as needed.

     4.   Wash window sills and remove all ink stains and smudges, as necessary.

     5.   Keep locker and slop sink rooms in clean and orderly condition.


C.   MONTHLY: The Landlord shall provide the following services at least once
     -------
     during each month.

     1. Wash down ceilings (including washable acoustical tile) and walls in washrooms and stalls from ceiling to floor as often as necessary, but at least once every thirty (30) days.

     2.   Provide extermination services for public areas at the Building.

D.   QUARTERLY: The Landlord shall provide the following services at least once
     ---------
     during each quarter of the year:

                                                 1. High dust and wash as needed
all areas not reached in daily dusting, including panelling, trim, door and other architectural louvers, lattices and ornamental work, grilles, pictures, closet and coat rooms racks and shelving, ventilating louvers, charts, baseboard, exterior of light fixtures, spot clean doors, walls and woodwork, as well as exterior of directory board glass and display cases.

                               AMENDMENT TO LEASE
                               ------------------

     AMENDMENT TO LEASE (hereinafter called the "Agreement"), dated as of the 1st day of April, 1998 between 30 BROAD ASSOCIATES, L.P., c/o Newmark Company Real Estate, 125 Park Avenue, New York, New York 10017 (hereinafter called "Landlord") and K2 DESIGN, INC., a New York corporation, having an office at 30 Broad Street, New York, New York (hereinafter called "Tenant").

                                   WITNESSETH:
                                   -----------

     WHEREAS;

     A. Landlord and Tenant heretofore entered into a certain lease dated as of April 18, I997 (such lease as the same has been and may hereafter be amended is hereinafter called the "Lease"), with respect to the entire sixteenth (16th) floor (hereinafter called the "Demised Premises") in the building (hereinafter collectively called the "Building") known as 3O Broad Street, New York, New York; and

     B. The parties hereto desire to modify the Lease to provide for the inclusion therein of additional space upon the terms and conditions as set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto modify said Lease as follows:

     1. All terms contained in this Agreement shall, unless otherwise defined herein, have the same meaning ascribed to them in the Lease.

     2. Commencing on the date hereof there shall be added to and included in the Demised Premises the following additional space in the Building, to wit:

          - A portion of the basement of the Building substantially as shown on the floor plan annexed hereto as "Exhibit A" (hereinafter called the "Added Space") and deemed by the parties to consist of 140 square feet.

Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord, the Added Space subject and subordinate to all superior leases and superior mortgages as provided in the Lease and upon and subject to all covenants, agreements, terms and conditions of the Lease, as supplemented by this Agreement.

     3. The Added Space shall be used for storage purposes only. The Added Space shall be delivered "as-is", and Landlord shall have no obligation to carry out any work to the Added Space before or after its addition to the Demised Premises.

     4. Upon the addition of the Added Space to the Demised Premises: (a) Fixed Rent shall increase by $1,400.00 per annum (subject to adjustment in accordance with Section 3.02 of the Lease); and (b) Tenant's Tax Share shall increase to 3.59%.

     5. Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker or agent other than Newmark & Co. Real Estate (the "Broker") in connection with the consummation of this Agreement and Landlord and Tenant covenants and agrees to hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker claiming to have dealt with the indemnifying party with respect to this Agreement or the negotiation thereof.

     6. Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed and this Agreement is hereby incorporated therein by reference and made a part thereof.

     7. The covenants, agreements, terms and conditions contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease as hereby supplemented, their respective assigns.

     8. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     9. This Agreement shall not be binding upon Landlord unless and until it is signed by Landlord and a fully executed copy thereof is delivered to Tenant.

     10. In the event of any inconsistency between the terms, covenants and provisions of this Agreement and the terms, covenants and provisions of the Lease, the terms, covenants and provisions of this Agreement shall govern and be binding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       Landlord:

                                       30 BROAD ASSOCIATES, L.P.

                                       By: Westboro 5, Inc.

                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------
                                       Tenant:

                                       K2 DESIGN, INC.


                                           By: [SIGNATURE APPEARS HERE]
                                              ----------------------------------
                                           Its: ROBERT BURKE, COO
                                               ---------------------------------

                                   EXHIBIT A

                           Floor Plan of Added Space
                           -------------------------


Storage Space Located on Level A Next to
Stairway C and Next to the Fan Room.


                                    [GRAPHIC]

                            SECOND AMENDMENT OF LEASE
                            -------------------------


     THIS SECOND AMENDMENT OF LEASE (this "Amendment"), is made as of the 31st day of July, 2000, between ASC-CSFB 30 BROAD, LLC, a New York limited liability company having an address c/o Murray Hill Properties LLC, 440 Ninth Avenue, Penthouse, New York, New York 10001 ("Landlord"), and K2 DESIGN, INC., a New York corporation having an office at 30 Broad Street, New York, New York 10004 ("Tenant").

                                   WITNESSETH:

     WHEREAS, by Agreement of Lease dated as of April 18, 1997 (the "Lease"), 30 BROAD ASSOCIATES, L.P., Landlord's predecessor-in-interest, let unto Tenant, and Tenant leased from Landlord's predecessor-in-interest the entire 16th floor (the "16th Floor Premises") of the building (the "Building") known as and by the street address of 30 Broad Street, New York, New York, as more particularly identified therein; and

     WHEREAS, the Commencement Date under the Lease has heretofore been fixed as April 18, 1997 and, accordingly, the Expiration Date of the Term is presently April 30, 2003; and

     WHEREAS, pursuant to a certain Amendment to Lease dated as of April 18, 1997, Landlord's predecessor-in-interest and Tenant modified and amended the Lease to provide for the leasing to Tenant of certain additional space in the basement of the Building (the "Basement Space"); and

     WHEREAS, Tenant now desires to further modify the Lease to provide for (i) an extension of the Term and (ii) the inclusion therein of a portion of the 15th floor of the

Building, substantially as shown (by diagonal lines or shading) on the floor plan attached hereto as Exhibit A and made a part hereof (the "Additional Premises"), upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease, and of the sum of Ten Dollars ($10.00) paid by Tenant to Landlord, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

     1. Definitions.
        -----------

     All capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to them in the Lease.

     2. Extension of the Term.
        ---------------------

     The Expiration Date (as defined in the Lease) is hereby extended through and including the day immediately preceding the seven (7) year anniversary of the Rent Commencement Date (as hereinafter defined), or to such earlier date upon which the Term of the Lease shall cease and expire pursuant to the provisions of the Lease (as amended by this Amendment).

     3. The Additional Premises.
        -----------------------

        (a) Effective as of the date upon which Landlord shall give Tenant possession of the Additional Premises (hereinafter the "Effective Date") and for the remainder of the Term of the Lease, the Additional Premises shall be added to and included in the Demised Premises, upon and subject to all of the terms and conditions of the Lease, except as expressly modified by this Amendment. From and after the Effective Date, all references in the Lease to the Demised Premises shall be construed to include the 16th Floor Premises, the Basement Space and the Additional Premises.

        (b) If the Effective Date shall not have occurred on or prior to December 31, 2000 (the "Outside Date"), Tenant shall have the right to terminate this Amendment by giving notice to Landlord of Tenant's desire to do so not later than ten (10) days after the Outside Date and, upon the giving of such notice, this Amendment shall cease and terminate and Landlord shall return the additional security provided for in Section 14 below unless, within thirty (30) days after Landlord receives such notice of termination from Tenant, Landlord shall cause the Effective Date to occur; provided, however, that Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant by reason of any such termination, and the parties hereto further agree that any failure by Landlord to cause the Effective Date to occur on or prior to the Outside Date shall in no other way affect the obligations of Tenant under the Lease nor shall the same be construed in any way to extend the Term. This
Section 3(b) shall be deemed to be an express provision to the contrary under
Section 223-a of the Real Property Law of the State of New York and any other law of like import now or hereafter in force.

        (c) Upon request of Landlord at any time after the Effective Date has been determined, Tenant agrees to join in the execution of a written agreement, in form reasonably satisfactory to Landlord, setting forth the respective dates for the Effective Date, the Rent Commencement Date and the Expiration Date hereunder; provided, however, that the failure of Tenant to execute and deliver any such statement shall in no way affect the occurrence thereof or the rights or obligations of the parties hereunder.

     4. Rent.
        ----

        (a) Anything in Section 1.01 of the Lease to the contrary notwithstanding, commencing from and after the date hereof through and including the Expiration Date, Fixed Rent for the Demised Premises shall be at the following rates:

(i) From and after the date hereof through and        $248,018.00 per annum (or
including the day preceding the Effective Date:       $20,668.17 per month)

(ii) From and after the Effective Date through        $682,400.00 per annum (or
and including the day immediately preceding           $56,866.67 per month)
the fourth (4th) anniversary of the Rent
Commencement Date:

(iii) From and after the fourth (4th)                 $727,800.00 per annum (or
anniversary of the Rent Commencement Date             $60,650.00 per month)
through and including the Expiration Date:


Notwithstanding the foregoing, provided that no default by Tenant shall have occurred and be continuing under the terms of the Lease beyond the expiration of any applicable period of notice and cure, Landlord will allow Tenant a credit against Fixed Rent in the amount of $255,900.00 (the "Credit"), to be applied against Fixed Rent coming due from and after the Effective Date at the rate of $56,866.67 per month, until the cumulative amount of the Credit shall have been fully liquidated. As used herein, the term "Rent Commencement Date" shall mean the date which is 135 days after the Effective Date.

     (b) Nothing in this Section 4 shall be deemed to modify or diminish Tenant's obligation to continue to pay any and all increases in Fixed Rent heretofore and/or hereafter provided for in Section 3.02 of the Lease (as unamended by this Amendment) with respect to the 16th Floor Premises and the Basement Space, until such time as the Effective

Date shall have occurred, whereupon any such Fixed Rent obligation thereafter becoming due under the Lease in respect of the 16th Floor Premises and the Basement Space shall cease until the Rent Commencement Date.

        (c) Tenant shall pay Fixed Rent for the Demised Premises in advance at the times and in the manner provided in Article 1 of the Lease for the payment of Fixed Rent thereunder.

     5. Taxes
        -----

        (a) From and after the Effective Date, Tenant shall pay additional rent for the Demised Premises in accordance with Article 3.01 of the Lease, except that (i) the term "Base Tax" in Section 3.01(A)(a) of the Lease shall mean Taxes for the Tax Year commencing July 1, 2000 and ending June 30, 2001, as finally determined, exclusive of (x) any special assessments (improvement district assessments or otherwise) and (y) any amounts described in clause (ii) of the definition of Taxes, and (ii) Tenant's Tax Share for the Demised Premises shall be deemed to be 5.44%.

        (b) Nothing contained in this Amendment shall relieve or otherwise affect Tenant's obligation to continue to pay additional rent for the 16th Floor Premises and the Basement Space in accordance with the provisions of Section
3.01 of the Lease (as unamended by this Amendment), until such time as the Effective Date shall have occurred, whereupon any such additional rent obligation thereafter becoming due under the Lease in respect of the 16th Floor Premises and the Basement Space shall cease until the Rent Commencement Date.

        (c) Section 3.0l of the Lease is hereby supplemented by the addition of the following paragraph to the end thereof:

     "E. Tenant acknowledges that Landlord has or may obtain benefits under the New York City Industrial and Commercial Incentive Program and the rules and regulations promulgated thereunder (the "ICIP"). Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to pay taxes or charges which became due because of a willful neglect or fraud by Landlord in connection with the ICIP, or otherwise relieve or indemnify Landlord from any personal liability arising under NYC Administrative Code
     Section 11-265, except where such impositions are caused by the actions of Tenant. Tenant agrees to report to Landlord the number of workers permanently engaged in employment in the Demised Premises, the nature of each worker's employment and whether to Tenant's knowledge after due inquiry each worker is a New York City resident. Tenant further agrees to provide access to the Demised Premises to the New York City Department of Finance at all reasonable times and upon reasonable notice at the request of Landlord."

     (d) The parties understand that the Demised Premises are located in the geographical area which is eligible for real property tax abatement (the "Abatement") under the New York City Downtown Commercial Revitalization Program (the "Program"). Landlord acknowledges that Tenant may request that Landlord join Tenant in executing an application (the "Application") for eligibility in the Program subject to Tenant's agreement to, and, compliance with, the terms of this Section and Exhibit B attached hereto. Pursuant to the Program, the parties agree that "tenant's percentage share" shall be Tenant's Tax Share in respect of the Additional Premises or 2.07%, that an application for abatement of real property taxes will be made in respect of the Additional Premises if all statutory requirements are fulfilled, that the rent including amounts payable by the Tenant for real property taxes will accurately reflect any abatement of real property taxes, that at least $5.00 or $35.00 per square foot must be spent on improvements to the Additional Premises and the common areas, the amount being dependent upon the length of the Lease and whether it is a new, renewal or expansion lease, and that all abatements granted will be revoked if, during the benefit period, real estate taxes, water or sewage charges or other lienable charges are unpaid for more than one (1) year, unless such delinquent amounts are paid as provided in the relevant law. If all statutory requirements are fulfilled, Tenant agrees to use reasonable efforts to the extent within its control to obtain and maintain any such available tax abatement and Landlord shall cooperate with Tenant in connection therewith. The installment(s) of Fixed Rent payable after the effective date of any such abatement shall be reduced by the amount of the abatement of Taxes applicable as a result of this Amendment to the extent that any payment of Taxes by Landlord has been reduced or Landlord has received a refund as a result thereof.

     6. Additional Rent.
        ---------------

        (a) From and after the Effective Date, the provisions of Section 3.02 of the Lease shall no longer be in effect, and in lieu thereof, and in lieu of any other porter-wage, operating expense or similar escalations which would otherwise be due and payable by Tenant to Landlord in respect of the Demised Premises, the parties have agreed that in addition to increases in Fixed Rent for the Demised Premises under Section 4(a) of this Amendment, the Fixed Rent for the Demised Premises shall be further increased by 2.0% cumulatively on January 1, 2002 and on each January 1 thereafter for the ensuing one-year period of the Term and that, accordingly, Fixed Rent for the Demised Premises shall be payable during the Term in the aggregate as follows:

            (i) During the period commencing on January 1, 2001 (the "Reference Date") and ending on the day preceding the first (1st) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at the rate then payable pursuant to Section 4(a) hereof.

         (ii) During the period commencing on the first (1st) anniversary of the Reference Date and ending on the day preceding the second (2nd) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 102.0% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

         (iii) During the period commencing on the second (2nd) anniversary of the Reference Date and ending on the day preceding the third (3rd) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 104.04% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

         (iv) During the period commencing on the third (3rd) anniversary of the Reference Date and ending on the day preceding the fourth (4th) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 106.12% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

         (v) During the period commencing on the fourth (4th) anniversary of the Reference Date and ending on the day preceding the fourth (4th) anniversary of the Rent Commencement Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 108.24% of the Fixed Rent rate then payable pursuant to
Section 4(a) hereof.

         (vi) During the period commencing on the fourth (4th) anniversary of the Rent Commencement Date and ending on the day preceding the fifth (5th) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 108.24% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

         (vii) During the period commencing on the fifth (5th) anniversary of the Reference Date and ending on the day preceding the sixth (6th) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 110.41% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

            (viii) During the period commencing on the sixth (6th) anniversary of the Reference Date and ending on the seventh (7th) anniversary of the Reference Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 112.62% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

            (ix) During the period commencing on the seventh (7th) anniversary of the Reference Date and ending on the Expiration Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 114.87% of the Fixed Rent rate then payable pursuant to Section 4(a) hereof.

        (b) The following shall be added to the end of Article 3 of the Lease as a new Section 3.08:

     "3.08 Tenant shall also pay to Landlord upon demand, as additional rent, any occupancy tax or rent tax now in effect or hereafter enacted, which Landlord is now or hereafter is required to pay with respect to the Demised Premises or the Lease."

     7. Condition of Additional Premises.
        --------------------------------

        (a) Tenant acknowledges that Tenant is fully familiar with the condition of the Additional Premises, that Tenant shall take possession of the Additional Premises in its then present "as is" condition on the Effective Date, and that Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Additional Premises for Tenant's occupancy other than to (i) reconstruct the public corridor on the 15th floor of the Building (including new ceiling, lighting, wall treatment and carpeting), generally where shown on Exhibit A annexed hereto; and (ii) provide a point of connection to the Class E fire safety system of the Building, all as more particularly described in Section 7(g) below (items (i) and (ii) are, collectively, "Landlord's Additional Premises Work"). Tenant acknowledges that Landlord's Additional Premises Work may be performed by Landlord contemporaneously with the completion by Tenant of initial alterations proposed by Tenant to prepare the Additional Premises for Tenant's occupancy ("Initial Alterations") and Tenant hereby agrees to provide Landlord and its agents and employees access to the Additional Premises during Business Hours on Business Days in order for Landlord to cause to be performed such items of work; it being agreed that Landlord shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever. Notwithstanding the foregoing, Landlord expressly undertakes to substantially complete Landlord's Additional Premises Work within ninety (90) days after the completion of Tenant's Initial Alterations, subject to delay by reason of Force Majeure Causes. Tenant at its sole cost and expense, may make all such alterations as Tenant may consider necessary or desirable in furtherance of Tenant's occupancy of the Additional Premises in compliance with all applicable requirements of insurance bodies having jurisdiction over the Building, the provisions of
Article 6 of the Lease and this Section 7(a), and in such manner as not to interfere with, delay or impose any additional expense upon Landlord in the maintenance or operation of the Building. Subject to Landlord's approval of plans and specifications therefore and to Tenant's compliance with all applicable requirements of law and the provisions of Article 6, 7 and 8 of the Lease, Tenant shall have the right to install an interior stairway connecting the Additional Premises to the 16th Floor Premises.

        (b) Notwithstanding anything contained in Section 7(a) to the contrary, if asbestos is discovered in the Additional Premises in connection with Tenant's Initial Alterations, Landlord shall, at Landlord's expense, remove or enclose the asbestos to the extent required by, and in accordance with, all applicable Legal Requirements.

        (c) Subject to the terms and conditions set forth below, Landlord shall contribute up to $261,000.00 ("Landlord's Contribution") toward costs incurred by Tenant in connection with Tenant's Initial Alterations in the Additional Premises (it being agreed that Tenant may expend up to $26,000 of Landlord's Contribution on account of so-called "soft costs", including architectural, engineering, expediting and other consulting fees, and all necessary building department permits and approvals, but not including expenditures on personal property not constituting a permanent leasehold improvement).

     Landlord shall disburse from time to time, but not more often than once in any thirty (30) day period, within ten (10) Business Days after receipt of Tenant's request therefor, that portion of Landlord's Contribution equal to the amount set forth in Tenant's requisition; provided, however, that no advance shall be made if, and for so long as, Tenant shall be in default under the Lease beyond any applicable notice and cure period. No advance shall be made until
(a) Landlord receives a request therefor from Tenant, (b) Landlord receives a certification of performance (AIA G702 REQ Form) from the architect of record and (c) Tenant submits to Landlord the following:

            (1) A certificate signed by Tenant and Tenant's architect dated not more than ten (10) days prior to such request setting forth (a) the sum then justly due to contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with

     Tenant's Initial Alterations, (b) a brief description of such services and materials and the amounts paid or to be paid from such requisition to each of such persons in respect thereof, (c) that the work described in the certificate has been completed substantially in accordance with Tenant's plans (this statement need not be made by Tenant, only by Tenant's architect), (d) that there has not been filed with respect to the Additional Premises or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other like liens arising out of Tenant's Initial Alterations which has not been discharged of record, and (e) that Tenant has complied with all of the conditions set forth in the Lease applicable to alterations, including the requirement that Tenant comply with Legal Requirements (statements (d) and (e) need not be made by Tenant's architect, only by Tenant); and



            (2) Partial lien waivers, paid receipts or such other proof of payment as Landlord shall reasonably require for all work done and materials supplied by all trade contractors, subcontractors and materialmen prior to the current requisition.

        Any portion of Landlord's Contribution remaining unpaid following (i) the completion of Tenant's Initial Alterations, (ii) the submission to Landlord of all of Tenant's requisitions for payment in respect thereof, and (iii) payment by Landlord of all sums evidenced by such requisitions, shall be retained by Landlord without credit to Tenant and without any abatement of Fixed Rent and/or additional rent hereunder. Notwithstanding anything to the contrary contained in this Section 7, if, at the time any payment by Landlord to Tenant of all or any portion of Landlord's Contribution is required to be made, Tenant is

                                                                              13
in arrears in the payment of Fixed Rent or additional rent under the Lease beyond any applicable period of notice and cure, then Landlord may offset the amount of such arrearages against the payment then due from Landlord hereunder.

        (d) Tenant expressly acknowledges that Landlord has applied for or may apply for the Property Tax Exemption and Deferral created by Title II, Chapter 2, Part 3 of the Administrative Code of the City of New York and accordingly, this Lease is subject to the provisions of Executive Order Nos. 50 (1980) and 100 (1986) and the Rules and Regulations promulgated thereunder, as same may from time to time be amended and the New York City Industrial and Commercial Incentive Program and the Rules and Regulations promulgated thereunder ("ICIP"). To the extent required, all work (including, but not limited to, all alterations or improvements by Tenant) must be done in strict compliance with the ICIP laws for as long as the Building continues to qualify for ICIP benefits and, to the extent required, Tenant acknowledges that Landlord may be required to condition its approval for any work to be done within the Additional Premises on the approval of a governmental agency in connection with the foregoing. In furtherance of the foregoing, Tenant and Tenant's contractor must cooperate in filing documents required by the Department of Finance and the Department of Business Services of the City of New York in the procurement of an ICIP exemption, the Lower Manhattan Energy Program ("LMEP") abatement, and the Lower Manhattan Real Property Tax Abatement Program ("LMRPTAP").

        (e) Landlord shall not be required to expend the final ten percent (10%) of Landlord's Contribution until it has received from Tenant's architect, and Tenant's architect shall be responsible for obtaining, all certificates of final approval required by any governmental or quasi-governmental body in respect of Tenant's Initial Alterations and

Tenant and Tenant's contractor shall submit any necessary filings required by the ICIP, the LMEP and/or the LMRPTAP. In the event Tenant (i) fails to obtain the certificates and approvals described above within six (6) months following the date Tenant has commenced beneficial occupancy of the Additional Premises, or (ii) fails to bond or discharge any mechanic's lien filed against the Additional Premises or the Building or the Property or Landlord's leasehold interest therein for work claimed to have been done for or materials claimed to have been furnished to Tenant in connection with Tenant's Initial Alterations within the time period provided therefor in Section 6.02 of the Lease, then and in either such event, Landlord, upon twenty (20) days prior notice to Tenant, shall have the right to hire its own contractors or expediters to obtain said certificates and/or approvals and/or to discharge such liens, by payment, filing of the bond required by law or otherwise, and, at Landlord's option, to use all or any portion of the final ten percent (10%) of Landlord's Contribution in its reasonable attempt to do so, and Tenant, upon Landlord's demand, shall reimburse Landlord for all unreimbursed costs so incurred in obtaining said certificates and/or approvals, and/or in cancelling, bonding and/or discharging such liens.

        (f) Following completion of any alterations or improvements by Tenant, Tenant shall cause Tenant's architect to obtain and such architect shall be responsible for obtaining final approval of alterations or improvements by Tenant from the New York City Department of Buildings and other regulatory bodies having jurisdiction. In addition, Tenant shall be required to sign a written statement in form satisfactory to Landlord acknowledging the total cost of Tenant's Initial Alterations.

        (g) Any modifications, changes or alterations to the Class E fire safety system of the Additional Premises (the "Fire Safety System"), including, without limitation, speakers, strobes and pull stations are deemed to be an alteration or improvement by Tenant and, in connection therewith, Tenant may use only the contractor or contractors designated by Landlord. Subsequent to any alterations or improvements by Tenant to the Fire Safety System, such system shall be repaired and maintained only by the contractors designated by Landlord from time to time, at Tenant's cost. Landlord shall provide a connection point for the Fire Safety System to the existing DGP panel closest to the Additional Premises, provided, however, that Tenant, at its own sole cost and expense, shall install the strobes, speakers and pull stations of the Fire Safety System and shall be responsible for all tie-ins between the Additional Premises and such panel.

     8. Electricity.
        -----------

        (a) Anything in Section 4.04 of the Lease to the contrary notwithstanding, Landlord represents that the risers, feeders and wiring of the Additional Premises shall provide a connected load of up to six (6) watts per rentable square foot of the Additional Premises (exclusive of air-conditioning).

        (b) Supplementing the provisions of Section 45.14 of the Lease, upon the termination of the Lease, any supplemental air-conditioning equipment theretofore installed by or for the benefit of Tenant shall be and become Landlord's property for no additional consideration and shall not be removed by Tenant.

        (c) From and after the Effective Date, Article 4 of the Lease shall be further amended with respect to the Additional Premises only, as follows:

            (i) All references to the Commencement Date in Section 4.01 shall be deemed to refer to the Effective Date hereunder;

            (ii) The third sentence of Section 4.03 shall be amended so as to delete the number "$875.00", and by inserting in lieu thereof the number "$1,993.75"; and

            (iii) The second and fourth sentences of Section 4.03 shall be amended to as to provide that Landlord shall initially furnish and install the submeter for the Additional Premises in lieu of Tenant and that such installation shall be completed within sixty (60) days after Tenant's installation of a properly sized and wired meter pan therefor, subject to delay by reason of Force Majeure Causes. The submeter to be so installed by Landlord pursuant hereto, shall not measure usage by the air-conditioning unit serving the entire 15th floor of the Building; and

            (iv) The reference to "August 1980" in Section 4.03 shall be deleted and the date "January 1, 2000" shall be inserted in lieu thereof.

        (d) Section 4.05 of the Lease is hereby deleted in its entirety and replaced by the following new Section 4.05:

     "4.05 Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the utility company providing the Building with electricity (the "Utility Company") or for any other reason whatsoever, except to the extent such failure or defect is caused by Landlord's negligence or willfir misconduct. Notwithstanding the preceding provisions of this Section 4.05, Tenant covenants and agrees that (i) any rights of Tenant to make a claim against Landlord or its agents, servants or employees as contemplated herein shall be subject to the waiver of subrogation provisions set forth in Article 9.08 of this Lease, and (ii) in no event shall Tenant be entitled to make a claim for consequential, indirect or special damages pursuant to this Section 4.05."

        (e) The following new Sections 4.08 and 4.09 are hereby added to the end of Article 4 of the Lease, to read in full as follows:

     "4.08 Landlord's failure during the Term of this Lease to prepare and deliver any statements or bills under this Article 4 or Landlord's failure to make a demand under this Article 4 or any other provisions of this Lease, shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect any amount of additional rent which may have become due pursuant to this Article 4 during the Term. Tenant's liability for any amounts due under this Article 4 shall continue unabated during the remainder of the Term and shall survive the expiration or sooner termination of this Lease.

     4.09 (a) If at any time during the Term, Tenant shall be receiving direct electric service from the Utility Company, then and in that event and provided that Tenant has obtained the prior written consent of Landlord thereto, which consent shall not be unreasonably withheld, Tenant may elect to utilize the services of an alternative electricity service provider ("ASP") rather than the Utility Company to provide such service to Tenant or to install its lines or other equipment within the Building.

          (b) Without limiting the generality of subparagraph (a) of this
Section 4.09, Landlord may withhold its consent unless all of the following conditions are satisfied to Landlord's reasonable satisfaction in a written agreement between ASP and Tenant or by any other means reasonably acceptable to
Landlord:

              (i) landlord shall incur no expenses whatsoever with respect to any aspect of ASP's provision of its services, including without limitation, the cost of installation, service, and material;

              (ii) prior to commencement of any work in or about the Demised Premises and/or the Building by ASP, ASP shall supply Landlord with verification evidencing, in Landlord's reasonable judgment, ASP is (A) properly insured, and
(B) financially capable of covering any uninsured damage;

              (iii) prior to the commencement of any work in or about the Building by ASP, ASP shall agree in writing to abide by such rules and regulations, job site rules, and such other requirements as are reasonably determined by Landlord to be necessary to protect the interest of the Building and the safety of its occupants;

              (iv) Landlord reasonably determines that there is sufficient space in the Building for the placement of all of ASP's equipment and materials, including without limitation, in the electricity risers;

              (v) ASP is, in Landlord's reasonable judgment, licensed and reputable, as evidenced by documents reasonably satisfactory to Landlord;

              (vi) ASP agrees, in a license agreement signed by Landlord and ASP, to compensate Landlord in an amount reasonably determined by Landlord for
(A) space used in the Building for the storage and maintenance of ASP's equipment ("ASP's Space"); and (B) all costs that may be incurred by Landlord in arranging for access by ASP's personnel, security for ASP's equipment, and any other such costs as Landlord may reasonably incur;

              (vii) ASP and Tenant agree that Landlord shall have the right to reasonably supervise ASP's performance of any work in or about the Building, including, without limitation, any installations or repairs, and any expenses incurred by Landlord in connection with such supervision shall be at the expense of Tenant and/or ASP;

              (viii) ASP agrees that Landlord shall have the right to enter ASP's Space at any time in the event of an emergency and at all reasonable times and upon reasonable notice for the purpose of (A) inspecting same; (B) making repairs to ASP's Space and performing work therein as may be necessary, in Landlord's judgment; or (C) exhibiting ASP's Space for purposes of sale, lease, ground lease, or financing.

          (c) Landlord's consent under this Section shall not be deemed to be a warranty or representation by Landlord, including without limitation, as to the suitability or competence of ASP.

          (d) Tenant acknowledges and agrees that all electricity services obtained by Tenant from ASP shall be ordered and utilized at the sole expense of Tenant.

          (e) Tenant agrees that to the extent service by ASP is interrupted, curtailed or discontinued for whatever reason, Landlord shall have no obligation or liability with respect thereto.

          (f) Tenant shall indemnify and hold harmless Landlord for all losses, claims, demands, expenses, and judgments against Landlord caused by or arising out of, either directly or indirectly, any acts or omissions by ASP.

          (g) Notwithstanding any provision herein to the contrary, the refusal of Landlord to consent to any prospective ASP shall not be deemed a default or breach by Landlord of its obligations under this Lease.

          (h) Landlord shall have the right at any time and from time to time during the Term to require Tenant to contract for electricity service with a different ASP or ASPS, provided the cost of such service shall not exceed the cost of service then available to Tenant."

       9. Insurance, Loss, Reimbursement, Liability.
          -----------------------------------------

     The first sentence of Section 9.09 of the Lease is hereby amended by inserting the following words before the period: "and (aa) a business income (interruption) policy in an amount at least equal to one year's Fixed Rent and additional rent then payable under this

Lease or in such greater amounts as landlords of similar properties in the Wall Street area of Manhattan shall from time to time reasonably require."

     10. Condemnation.
         ------------

     Article 14 of the Lease is hereby deleted in its entirety and the following substituted therefor:

     "14.01 In the event that the whole of the Building or the Demised Premises or Landlord's leasehold interest in the Land shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the Fixed Rent and additional rents shall be reduced by the amounts allocable to the part of the Demised Premises so taken or condemned. In the event that such portion of the Building or Landlord's leasehold interest in the Land shall be so condemned or taken so that substantial structural alterations or reconstruction of the Building shall be necessary as a result thereof, then (a) (whether or not the Demised Premises be affected) Landlord may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, or (b) if such condemnation or taking shall be of a substantial part of the Demised Premises (30% or more) or of a substantial part of the means of access thereto, Tenant may, at Tenant's option, by delivery of notice in writing to Landlord within thirty (30) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Fixed Rent and additional rents shall be abated to the extent hereinbefore provided in this Article 14.

     14.02 In the event of termination of this Lease in any of the cases hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the Fixed Rent and additional rent payable hereunder shall be apportioned as of such date.

     14.03 In the event of any condemnation or taking of all or a part of the Building or Landlord's leasehold interest in the Land, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and agrees that it shall not be entitled to receive any part of such award;

provided, however, that Tenant shall be entitled to make a separate claim for its trade fixtures and moving expenses.

     14.04 In the event of any taking of less than the whole of the Building which does not result in a termination of this Lease, Landlord, at its expense, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the Demised Premises to substantially their former condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Demised Premises.

     14.05 In the event any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article 14, then, (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the Fixed Rent hereunder shall be reduced and additional rents shall be adjusted in the same manner as is provided in Section 14.01 hereof according to the reduction in rentable square footage of the Demised Premises resulting from such taking.

     14.06 If the whole or any part of the Demised Premises (but not any other portion of the Building or Landlord's leasehold interest in the Land) shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article 14 shall not apply and Tenant shall continue to pay, in the manner and at the times herein specified, the full amounts of Fixed Rent and all additional rent and other charges payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Tenant to be performed and observed, as though such taking had not occurred. Tenant shall be entitled to receive the entire amount of the condemnation proceeds (after deducting Landlord's reasonable costs and expenses, if any, in obtaining same) (the "Net Proceeds") made for such temporary taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the termination of this Lease, in which case the Net Proceeds shall be apportioned between Landlord and Tenant upon receipt thereof as of the date of termination of this Lease; provided, however, that the portion of any award or payment allowed or retained for restoration of the Demised Premises shall remain the property of Landlord if such period of temporary use or occupancy shall extend beyond the expiration of the Term. Tenant shall, upon expiration of any such period of temporary use or occupancy during the term of this Lease, restore the Demised Premises, as nearly as may be reasonably practicable, to the condition in which the same were immediately prior to such taking. Any portion of the Net Proceeds actually received by Tenant as compensation for the cost of restoration of the Demised Premises shall, if such period of temporary use or occupancy shall extend beyond the expiration of the Term, be paid to Landlord on the date of termination of this Lease to the extent not theretofore disbursed by Tenant in connection with restoration of the Demised Premises. "

     11. Cleaning Specifications.
         -----------------------

     Schedule E of the Lease is hereby deleted in its entirety and Exhibit C attached hereto is substituted therefor.

     12. Brokerage.
         ---------

     Each of Landlord and Tenant covenants, represents and warrants to the other that it has had no dealings or negotiations with any broker or agent in connection with the consummation of this Amendment other than Murray Hill Properties LLC. In consideration of the foregoing, Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against, any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than the broker specifically set forth in this Section, with respect to this Amendment or the negotiation thereof if such claim or claims by any such broker or agent are based in whole or in part on dealings with Tenant or its representatives. Landlord agrees to pay to the broker specified in this Section such compensation, commissions or charges to which they are entitled pursuant to separate agreement between said broker and Landlord.

     13. Services. Anything in Section 21.01(a) of the Lease to the contrary
         --------
notwithstanding, Tenant acknowledges that air-conditioning is presently provided to the Additional Premises by an air-conditioning unit which serves the entire 15th floor of the Building (the"Unit"). Landlord shall, at Landlord's expense, furnish all such electric energy as is required to operate the Unit and shall maintain such air-conditioning equipment in good order and repair (or replace the same with comparable capacity) throughout the Term, subject to Force Majeure Causes and the provisions of Section 21.01 of the Lease.

     14. Security Deposit. (a) Supplementing the provisions of Section 40.01 of
         ----------------
the Lease, simultaneous with the execution of this Amendment, Tenant is delivering its check, subject to collection, in the amount of $99,289.00, in order to increase the cash security deposited under the Lease to $250,000.00.

         (b) The following shall be added to the end of Article 40 of the Lease as a new Section 40.06:

     "40.06 Anything hereinabove to the contrary notwithstanding, if no payment of Fixed Rent or Additional Rent shall at any time theretofore have been made more than 60 days after its due date, Tenant shall be permitted to reduce the amount of the security required to be deposited hereunder by $50,000.00 on January 1, 2002 and on each of the next three (3) one (1) year anniversaries of such date, until the security deposited hereunder shall have been reduced to $50,000.00; provided, however and notwithstanding anything to the contrary contained herein, no reduction in such security shall be permitted unless on the date of the reduction no default shall then exist and be continuing under this Lease beyond any applicable period of notice and cure. If the security is in cash, Landlord will pay to Tenant the amount of any applicable reduction within fifteen (15) Business Days after Tenant's request therefor. If the security is then held in the form of a letter of credit, Landlord will accept a letter of credit in the reduced amount in exchange for the existing Security Letter, or, at the sole cost and expense of Tenant, will accept an endorsement of the Security Letter reducing the amount thereof to the reduced amount."

     15. Option To Terminate. Article 42 of the Lease is hereby deleted in its
         -------------------
entirety and replaced by the following new Article 42:


                                   "ARTICLE 42

                               RIGHT TO TERMINATE

     42.01 Tenant shall have the right (the "Termination Right") effective as of the five (5) year anniversary of the Rent Commencement Date (the "Early Termination Date"), but not at any other time, to terminate this Lease upon the terms and subject to the conditions set forth below, provided that (i) this Lease shall be in full force and effect, (ii) K-2 Design, Inc. and/or its Affiliates shall be in actual occupancy of the entire Demised Premises, and
(iii) Tenant is not in default in the payment of Fixed Rent or any additional rent under this Lease or otherwise in default hereunder beyond any applicable period of notice and/or cure, in all such cases both on the date that Tenant delivers to Landlord written notice that it is electing to exercise the Termination Right and on the Early Termination

Date. If Tenant desires to exercise the Termination Right, it may do so only by written notice to Landlord (the "Termination Notice") given no later than the date which is 180 days prior to the Early Termination Date, time being of the essence as to such date, together with the payment to Landlord by check, subject to collection, of an amount equal to One Hundred Sixty Thousand Dollars ($160,000.00) (the "Termination Fee").

     42.02 In the event Tenant exercises the Termination Right pursuant to this
Article 42, (i) this Lease shall terminate on the Early Termination Date, as if such date were the Expiration Date, and (ii) Tenant shall vacate and surrender the Demised Premises to Landlord on or before the Early Termination Date. The Termination Notice, once given, shall be irrevocable. If Tenant shall fail to duly terminate this Lease when and as required by the terms of this Article 42 and/or shall fail to include payment to Landlord of the Termination Fee provided for above together with the Termination Notice, or if Tenant's check for the Termination Fee shall be returned unpaid due to lack of funds or otherwise, the Termination Right provided for in this Article shall cease and expire and this Lease shall continue for the balance of the Term hereof remaining."

     16. Miscellaneous. (a) The third sentence of Section 4.03 shall be amended
         -------------
so as to delete the number "$875.00", and by inserting in lieu thereof the number "$3,208.33".

         (b) The addresses to which copies of notices to Landlord shall be sent under Article 31 of the Lease shall be changed to:

     If to Landlord:
     c/o Murray Hill Properties LLC
     440 Ninth Avenue, Penthouse
     New York, New York 10001

     with a copy to:

     Allen M. Wieder, Esq.
     Paul, Weiss, Rifkind, Wharton & Garrison
     1285 Avenue of the Americas
     New York, New York 10019

         (c) Tenant hereby represents and warrants to Landlord that: (i) it has full right, power and authority to enter into this Amendment and that the person or persons executing this Amendment on behalf of Tenant are authorized to do so;
(ii) the Lease

(as amended by this Amendment) represents the entire agreement between the parties with respect to the transaction contemplated herein, and all prior written or oral agreements, understandings, representations, warranties and statements are merged into this Amendment; (iii) as of the date hereof, there are existing no defenses or offsets which Tenant has against the enforcement of the Lease (as amended by this Amendment) by Landlord and Tenant has no knowledge of any event which with the giving of notice, the passage of time, or both, would constitute a default under the Lease (as amended by this Amendment); and
(iv) Tenant is not entitled to any offsets, abatements, deductions or otherwise against the Fixed Rent or additional rent payable under the Lease (as amended by this Amendment) from and after the date hereof.

         (d) Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

         (e) In the event of any conflict or inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall prevail to the extent of such conflict or inconsistency.

         (f) This Amendment shall not be deemed to be binding upon Landlord until Landlord's execution and delivery of the same.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                        "LANDLORD"

                                        ASC-CSFB 30 BROAD, LLC

                                        By:  ASC-CSFB 88, LLC

                                             By: ASC 88, LLC

                                                 By: Ascott & Smiles 88, Inc.


                                                     By: /s/ David A. Sturner
                                                        -----------------------
                                                        Name: David A. Sturner
                                                        Title: Vice President


                                        "TENANT"

                                        K-2 DESIGN, INC.


                                        By: /s/ Gary Brown
                                           ------------------------------------
                                           Name: Gary Brown
                                           Title: Chief Operating Officer

                                    EXHIBIT A

                              Additional Premises

                                 EXCHANGE PLACE
--------------------------------------------------------------------------------

                                   [GRAPHIC]
                          [PART 15TH FLOOR K2 DESIGN]
--------------------------------------------------------------------------------

[GRAPHIC]

--------------------------------------------------------------------------------
MURRAY HILL
PROPERTY MANAGEMENT, INC.
XXXXX XXXXX
XX XXXXX XXXXX XXXXX
XXX XXX, NY XXXXX
XXXXXXXXXX

--------------------------------------------------------------------------------
MURRAY HILL
XXXXX XXXXX PROPERTIES
CORP.
1140 Avenue of the Americas
XXXXX - Floor
New York, NY 10036
XXXXXXXXXX
--------------------------------------------------------------------------------
XXXXX
VICTOR _________
ARCHITECT
XX XXXXX XXXXX XXXXX XX
New York, NY XXXXX
XXXXXXXXXX

--------------------------------------------------------------------------------
XXXXX

                                30 BROAD STREET
                               NEW YORK, NY 10004

--------------------------------------------------------------------------------
XXXXX
15TH FLOOR PLAN
(XXXXXXXXXX)

--------------------------------------------------------------------------------
XXXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXXX
XXXXX XXXXX XXXXX XXXXX XXXXX                      XXXXX XXXXX XXXXX XXXXX XXXXX
--------------------------------------------------------------------------------
XXXXX
                                   XXXXXXXXXX
--------------------------------------------------------------------------------
XXXXX
                                   XXXXXXXXXX
--------------------------------------------------------------------------------
XXXXX XXXXX

--------------------------------------------------------------------------------
XXXXX XXXXX XX

                                      A15

--------------------------------------------------------------------------------

                                    EXHIBIT B


                    LOWER MANHATTAN REAL PROPERTY ABATEMENT

                              LOWER MANHATTAN REAL
                               PROPERTY ABATEMENT
                               ------------------

Tenant agrees to pay (i) all costs and expenses to make the Application, including but not limited to the filing fee, and (ii) all other fees regarding the Abatement covering this Lease. Tenant agrees that Tenant, and not Landlord,
(i) shall pursue the Abatement in a reasonable manner and (ii) be responsible to comply with all requirements ancillary to the Abatement, and in this regard, Tenant, and not Landlord, is fully responsible to timely submit, and for the accuracy of, the Application, all documentation ancillary to the Application (e.g., lease abstract, statement of expenditures on improvements, statement of number of employees), and all documentation ancillary to the Abatement (e.g., statement that requirements have been met, annual Certificate of Continuing Use, notification of Tenant's vacating), and Tenant agrees to indemnify and hold Landlord and Landlord's agents harmless from cost, loss, damage and liability relating to the Abatement and the law covering the Abatement with respect to this Lease, unless caused by Landlord's negligence or intentional misconduct. Landlord's only obligation regarding the Abatement shall be to reasonably cooperate with and respond in a timely manner to Tenant at no cost or expense to Landlord, and Landlord shall not be required to join Tenant in executing the Application and all ancillary documentation if doing so would result in any cost, loss, damage or liability to Landlord for which Tenant has not agreed to reimburse Landlord in writing or if Landlord has knowledge that the Application and all ancillary documentation are not accurately completed. Tenant acknowledges that (i) Landlord makes no representation that this Lease or the Additional Premises covered by this Lease is eligible for the Abatement, (ii) Landlord makes no representation that the Abatement covering this Lease, if any, will be obtained (or once obtained that the Abatement will continue in effect), and (iii) the effectiveness of this Lease and Tenant's obligation to pay all basic annual rent, additional rent and other charges (collectively, the "Rent") provided for under this Lease shall not be affected if the Abatement covering this Lease is not obtained (or once obtained the Abatement does not continue in effect). The Rent set forth in this Lease does not reflect the Abatement, and if the Abatement covering this Lease is granted and is in effect then the amount Landlord charges Tenant for Rent shall accurately reflect said Abatement. However, if and to the extent Landlord is not required to pay real estate taxes for any reason other than the Abatement, Landlord shall charge Tenant for Rent without reflecting the Abatement. Landlord and Tenant acknowledge that an expenditure of up to $35.00 per square foot of the Additional Premises (the "Expenditure Minimum") must be timely made to the Additional Premises and/or the common areas of the Building by Landlord and/or Tenant in order to qualify for the Abatement; Landlord's acknowledgment set forth above in this sentence does not require Landlord to (i) make any expenditure that Landlord has not otherwise agreed to make or (ii) consent to any improvements to be made by Tenant to which Landlord is not otherwise required to consent, and Landlord makes no representation that the Expenditure Minimum will be timely reached for this Lease. The calculation of (i) the amount of the Abatement covering this Lease, (ii) the Expenditure Minimum, and (iii) the square footage of the Additional Premises for purposes of completing the Application and calculating the Abatement covering this Lease only shall be calculated by applying (i) the Department of Finance number for the square footage of the Building and (ii) Tenant's Tax Share set forth in the Article of this Lease covering real estate tax payments; Landlord and Tenant agree that the above-mentioned calculations and square footages shall have no application except with regard to the Abatement. Landlord and Tenant acknowledge that the Abatement covering this Lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year (unless delinquent amounts are paid as provided for in the law covering the Abatement). Tenant agrees that Tenant is only entitled to the benefits of the Abatement so long as Landlord's actual real estate tax payments are reduced to reflect the Abatement, and therefore there shall be no reduction in Tenant's payment of Fixed Rent in anticipation of the Abatement or for any reason other than the Abatement. The additional rent due and payable under the Article of this Lease regarding real estate tax payments is independent of and shall not be affected by or reflect the Abatement.

          (d)  Dust all Venetian blinds; wash annually. Dust all window frames.

          (e)  Dust exterior and interior of lighting fixtures.

          (f)  Wash all furniture glass as needed.

          (g) Vacuum and dust ceiling tiles around ventilators and clean air conditioning diffusers as required.


II. ELEVATOR LOBBY AND PUBLIC CORRIDORS (MULTI-TENANT FLOORS)

     A. Vacuum floors nightly and machine scrub or shampoo floors monthly. Wax, buff, apply sealer and finishes as required.

     B.   Wipe down all metal surfaces in lobby nightly, and polish monthly.

     C. High dust and wash if necessary all electrical and air conditioning ceiling fixtures at least once per month.

     D.   Dust walls nightly and wash monthly.

     E.   Clean saddles daily and polish saddles monthly.

     F.   Clean cigarette urns, screen sand and supply sand as necessary.

     G.   Burned out lamps shall be replaced.


III. ELEVATORS

     A. Clean saddles and frames on floors above lobby once per week and vacuum dirt from door tracks nightly. Polish saddles monthly.

     B.   Dust elevator doors daily.

     C.   Clean floors twice daily and shampoo monthly.

IV. LAVATORIES IN BASE PROJECT

     A.   Nightly

          1. Scour, wash and disinfect all toilet seats (both sides), basins, bowls, urinals and tile walls near urinals, throughout.

     13.  Sweep all private staircases nightly.

     14.  Metal doors of all elevator cars to be properly cleaned.

     15.  Remove all gum and foreign matter on sight.

     16.  Clean all glass furniture tops.

     17. Collect and remove wastepaper, cardboard boxes and waste material to a designated area in the premises.

     18.  Dust and wash closet and coat room shelving, coat racks and flooring.


B. Periodic Cleaning - (To be performed as needed unless otherwise specified but not less than once each week or as hereinafter provided);

     1. Polish all aluminum, chrome, stainless steel, brass and other metal work, including trim and hardware, as necessary, using non-acid polish.

     2.   Vacuum all furniture fabric and drapes not less than once a week.

     3. Wash and remove all finger marks, ink stains, smudges, scuff marks and other marks from metal partitions, sills, all vertical surfaces (doors, walls, window sills) including elevator doors and other surfaces, as necessary. Clean and sweep any vacant areas.

     4. Dust and clean electric fixtures, all baseboards and other fixtures or fittings as necessary, but not less than once each quarter.

C.   High Dusting

     1. Do all high dusting every three (3) months, unless otherwise specified, including, but not limited to, the following:

          (a) Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. Damp dust as required.

          (b) Vacuum and dust all vertical surfaces such as walls, partitions, doors, bucks, ventilating louvers, grills, high moldings, and other surfaces not reached in nightly cleaning.

          (c) Dust all overhead pipes, sprinklers, ventilating and air conditioning louvers, ducts, high moldings and other high areas not reached in nightly cleaning.

          (d)  Dust all Venetian blinds; wash annually. Dust all window frames.

          (e)  Dust exterior and interior of lighting fixtures.

          (f)  Wash all furniture glass as needed.

          (g) Vacuum and dust ceiling tiles around ventilators and clean air conditioning diffusers as required.

II. ELEVATOR LOBBY AND PUBLIC CORRIDORS (MULTI-TENANT FLOORS)

     A. Vacuum floors nightly and machine scrub or shampoo floors monthly. Wax, buff, apply sealer and finishes as required.

     B.   Wipe down all metal surfaces in lobby nightly, and polish monthly.

     C. High dust and wash if necessary all electrical and air conditioning ceiling fixtures at least once per month.

     D.   Dust walls nightly and wash monthly.

     E.   Clean saddles daily and polish saddles monthly.

     F.   Clean cigarette urns, screen sand and supply sand as necessary.

     G.   Burned out lamps shall be replaced.


III. ELEVATORS

     A. Clean saddles and frames on floors above lobby once per week and vacuum dirt from door tracks nightly. Polish saddles monthly.

     B.   Dust elevator doors daily.

     C.   Clean floors twice daily and shampoo monthly.

IV. LAVATORIES IN BASE PROJECT

     A.   Nightly

          1. Scour, wash and disinfect all toilet seats (both sides), basins, bowls, urinals and tile walls near urinals, throughout.

          2.   Sweep and wash all lavatory floors using proper disinfectants.

          3. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories.

          4. Hand dust and clean, washing where necessary, all partitions, dispensers and receptacles in all lavatories and rest rooms.

          5.   Service sanitary napkin dispensers.

          6. Empty paper towel and sanitary napkin disposal receptacles and remove paper to designated areas.

          7. Fill all toilet tissue holders, soap dispensers, towel dispensers and sanitary napkin vending dispensers.

          8.   Empty and clean sanitary disposal receptacles.

          9.   Clean and wash all receptacles and dispensers.

          10.  Remove finger and scuff marks from painted and/or vinyl surfaces.

          11. Clean all slop sinks on all floors nightly and keep in a neat, orderly and clean condition at all times.

B. Periodic

          1.   Clean and wash all partitions once every week.

          2.   Scrub floors as necessary, but not less than once each week.

          3. Hand dust, clean and wash all tile walls and ceilings including washable acoustical tile, once each week, more if necessary.

          4. High dusting shall be done once each month which will include lights, walls and grills.

          5.   Wash all lighting fixtures monthly.

                            THIRD AMENDMENT OF LEASE

     THIS THIRD AMENDMENT OF LEASE (this "Amendment"), is made as of the 27th
                                          ---------
day of July, 2001 by and between 30 BROAD STREET ASSOCIATES, LLC (formerly ASC-CSFB 30 Broad, LLC), a New York limited liability company, having an office c/o Murray Hill Properties LLC, 1140 Avenue of the Americas, New York, New York 10036 ("Landlord"), and K2 DIGITAL, INC. (formerly K2 DESIGN, INC.), a New York
        --------
corporation, having an address at 30 Broad Street, New York, New York 10004 ("Tenant").
  ------

                                   WITNESSETH:
                                   ----------

     WHEREAS, by Agreement of Lease, dated as of April l8, l997 (the "Original
                                                                      --------
Lease"), 30 Broad Associates, L.P. ("Associates"), Landlord's
-----                                ----------
predecessor-in-interest, did demise and let unto Tenant and Tenant did hire and take from Associates certain premises on the 16th floor of the building (the "Building"), known as and by the street address of 30 Broad Street, New York,
 --------
New York, as more particularly identified in the Original Lease; and

     WHEREAS, pursuant to a certain Amendment to Lease, dated as of April 1, 1998, Associates and Tenant modified and amended the Original Lease to provide for the leasing to Tenant of certain additional space in the basement of the Building (the "Basement Space") (the "First Amendment"); and
               --------------         ---------------

     WHEREAS, pursuant to a certain Second Amendment of Lease, dated as of July 31, 2000, Landlord and Tenant further modified and amended the Original Lease to provide for the leasing to Tenant of a portion of the 15th floor of the Building (the "Second Amendment"; the Original Lease as amended by the First
               ----------------
Amendment and the Second Amendment, the "Lease"); and
                                         -----

     WHEREAS, Tenant now desires to surrender to Landlord a portion of the Demised Premises consisting of the entire rentable area of the 16th floor of the Building (said portion of the Demised Premises being hereinafter called the "Surrender Space"), and, in furtherance thereof, Landlord has commenced
 ---------------
negotiations with Maximus, Inc. ("Maximus") for the demise of said space; and
                                  -------

     WHEREAS, in order to permit Landlord to demise the Surrender Space to Maximus, Landlord and Tenant desire to modify and amend the Lease to provide for the surrender by Tenant of the Surrender Space, and to otherwise amend the Lease as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease, and of the sum of Ten Dollars ($10.00) paid by Tenant to Landlord, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

     1. Definitions. All capitalized terms used herein shall have the meanings
        -----------
ascribed to them in the Original Lease, unless otherwise defined herein.

     2. Surrender. (a) For the purposes of this Amendment, the "Partial
        ---------                                               -------
Surrender Date" shall be the date as of which Maximus and Landlord shall have
--------------
executed and delivered to Landlord a lease (or lease amendment) satisfactory to Landlord in all respects, comprising, inter alia all of the rentable area of the
                                      ----- ----
Surrender Space; provided, however, in no event shall the Partial Surrender Date
                 --------  -------
occur after July 31, 200l (the "Outside Date"), it being agreed that if the
                                ------------
Partial Surrender Date shall have failed to occur on or before the Outside Date,
(x) this Amendment shall be of no further force or effect, and (y) the Lease shall continue in accordance with its terms, unaffected by this Amendment. Landlord shall serve notice to Tenant of the occurrence of the Partial Surrender Date promptly following the occurrence thereof. Upon request of Landlord at any time after the Partial Surrender Date shall have been determined, Tenant agrees to join in the execution of a written instrument, in form reasonably satisfactory to Landlord, setting forth the Partial Surrender Date hereunder; provided, however, that the failure of Tenant to execute and deliver any such
--------  -------
instrument shall in no way affect the occurrence thereof or the rights or obligations of the parties pursuant to this Amendment.

        (b) Effective as of the Partial Surrender Date, the Surrender Space shall be released from operation of the Lease and deleted from coverage thereunder with the same force and effect as if the term of the Lease had expired with respect to such Surrender Space and Tenant shall surrender the Surrender Space to Landlord on or before the Partial Surrender Date, free and clear of all leases, tenancies and rights of occupancy of anyone claiming by or through Tenant. Except as may otherwise be expressly provided in this Amendment, all references in the Lease to the Demised Premises shall from and after the Partial Surrender Date be deemed not to include the Surrender Space. In order to accomplish such deletion of the Surrender Space from the Demised Premises, effective as of the Partial Surrender Date, Tenant hereby surrenders all of Tenants' right, title and interest under the Lease in and to the Surrender Space together with all fixtures, equipment, improvements, installations and appurtenances in and to the Surrender Space on the Partial Surrender Date, to the extent and purpose that all of its estate under the Lease in and to the Surrender Space shall be wholly extinguished as of the Partial Surrender Date; and Landlord hereby accepts as of the Partial Surrender Date such surrender of all of Tenant's right, title and interest under the Lease in and to the Surrender Space; and the parties hereby declare and agree that as of the Partial Surrender Date the Surrender Space is released and discharged from the operation of the Lease.

        (c) Tenant represents and covenants to Landlord that nothing has been done or will be done or suffered by Tenant whereby the estate of Tenant in and to the Surrender Space or any part thereof, or said fixtures, equipment, improvements, installations and appurtenances or any part thereof, has been or will be encumbered in any way whatsoever by Tenant; that Tenant has and will have all right, power and authority to surrender the same on the Partial Surrender Date; and that no one other than Tenant will acquire, through or under Tenant, any right, title or interest in or to the

Surrender Space or any part thereof or in or to said fixtures, equipment, improvements, installations and appurtenances or any part thereof.

        (d) No holding over by Tenant after the Partial Surrender Date shall operate to extend the term with respect to the Surrender Space. In the event of auy unauthorized holding over, Tenant shall indemnify and hold harmless Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Surrender Space effective from and after the Partial Surrender Date. Anything in this Section 2 to the contrary notwithstanding, the acceptance of any rent paid by Tenant pursuant to the Lease shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the provisions of this Section 2 shall be deemed to be an "agreement expressly providing otherwise" within the meaning of
Section 223 of the Real Property Law of the State of New York and any successor or similar law of like import. Nothing contained in this Section shall be construed to limit any other right or remedy that Landlord may have against Tenant as a holdover tenant or trespasser.

     3. Modification of Lease. Effective as of the Partial Surrender Date:
        ---------------------

        (a) Anything in Section 1.Ol of the Original Lease or Section 4(a) of the Second Amendment to the contrary notwithstanding, commencing from and after the Partial Surrender Date through and including the Expiration Date, Fixed Rent for the Demised Premises shall be at the following rates:

(i)    From and after the Partial Surrender date       $682,400.00 per annum
       through and including September 30, 2001        ($56,866.67 per month)

(ii)   From and after October 1,2001                   $262,400.00 per annum
       through and including March 17, 2005            ($21,866.67 per month)

(iii)  From and after March l8, 2005                   $279,800.00 per annum
       through and including the expiration Date       ($23,316.67 per month)

     Nothing in this Section shall be deemed to modify or diminish Tenant's obligation to continue to pay any and all Fixed Rent and additional rent heretofore and/or hereafter provided for in the Lease (as unamended by this Amendment) with respect to the Surrender Space through the Partial Surrender Date.

        (b) Tenant shall pay additional rent for the Demised Premises in accordance with Article 3.01 of the Lease, except that Tenant's Tax Share for the Demised Premises shall be deemed to be 2.07%.

        (c) Section 6(a) of the Second Amendment shall no longer be in effect, and in lieu thereof, and in lieu of any other porter-wage, operating expense or similar escalations which would otherwise be due and payable by Tenant to Landlord in respect of the Demised Premises, the parties have agreed that in addition to increases in

Fixed Rent for the Demised Premises under Section 3(a) of this Amendment, the Fixed Rent for the Demised Premises shall be further increased by 2.0% cumulatively on January 1, 2002 and on each January 1 thereafter for the ensuing one-year period of the Term and that, accordingly, Fixed Rent for the Demised Premises shall be payable during the Term in the aggregate as follows:

            (i) During the period commencing on the Partial Surrender Date and ending on December 31, 2001, Tenant shall pay Landlord Fixed Rent at the rate then payable pursuant to Section 3(a) hereof.

            (ii) During the period commencing on January 1, 2002 and ending on December 31, 2002, Tenant shall pay Landlord Fixed Rent at a rate equal to 102.0% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (iii) During the period commencing on January 1, 2003 and ending on December 31, 2003, Tenant shall pay Landlord Fixed Rent at a rate equal to 104.04% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (iv) During the period commencing on January 1, 2004 and ending on December 31, 2004, Tenant shall pay Landlord Fixed Rent at a rate equal to 106.12% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (vi) During the period commencing on January 1, 2005 and ending on December 31, 2005, Tenant shall pay Landlord Fixed Rent at a rate equal to 108.24% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (vi) During the period commencing on January 1, 2006 and ending on December 31, 2006, Tenant shall pay Landlord Fixed Rent at a rate equal to 110.41% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (vii) During the period commencing on January 1, 2007 and ending on December 31, 2007, Tenant shall pay Landlord Fixed Rent at a rate equal to 112.62% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

            (viii) During the period commencing on January 1, 2008 and ending on the Expiration Date, Tenant shall pay Landlord Fixed Rent at a rate equal to 114.87% of the Fixed Rent rate then payable pursuant to Section 3(a) hereof.

        (d) Anything in Section 16(a) of the Second Amendment to the contrary notwithstanding, the third sentence of Section 4.03 of the Original Lease shall be amended so as to delete the number $875.00, and by inserting in lieu thereof the number $725.00.

        (e) Section 40.06 and Articles 41, 42, 43 and 44 of the Lease are hereby deleted in their entirety.

        (f) Section 7(c) of the Second Amendment is hereby amended by (i) adding the following sentence to the end of clause (1) thereof, immediately preceding the semicolon: "Upon request of Tenant, Landlord shall promptly make direct payments of Landlord's Contribution to Tenant or to Tenant's contractors, as directed by Tenant," and (ii) adding the following to the very end of such
Section: "Anything hereinabove to the contrary notwithstanding, Tenant agrees that Landlord's disbursement of sums in excess of $26,000 out of Landlord's Contribution is expressly further conditioned upon the entering into by Tenant of a fixed price construction contract for the performance of Tenant's Initial Alterations in the Additional Premises at a price not in excess of $235,000 (inclusive of all hard and soft costs), which contract (the "Construction Contract") shall be in form and substance and with a contractor reasonably satisfactory to Landlord. Tenant further acknowledges that no change to the cost or scope of the work to be performed pursuant to the Construction Contract and no change orders, construction change directives or field orders may be issued thereunder without Landlord's prior written consent in each instance."

     4. [Reserved]

     5. Security Deposit. Effective as of the Partial Surrender Date and
        ----------------
regardless of the surrender of the Surrender Space pursuant to this Amendment, Tenant expressly acknowledges that Section 41.0l of the Original Lease shall be deemed modified and amended so as to evidence that the required security to be deposited under the Lease has been increased from $150,711.00 to $200,000.00 (the "Security Deposit"), to be maintained in effect at all times during the
      ----------------
balance of the Term of the Lease, in the form of a clean, standby, irrevocable letter of credit, in form and substance satisfactory to Landlord and otherwise complying with the provisions with respect thereto in Article 40 of the Original Lease (the "Letter of Credit"). Any excess Security Deposit presently held by
            ----------------
Landlord shall be paid over to Landlord simultaneously with the execution and delivery of this Amendment, in partial satisfaction of (i) Landlord's legal fees and disbursements in respect of this Amendment, the new lease with Maximus for the Surrender Space and an interim license for the occupancy by Tenant of a portion of the 7th Floor of the Building, and (ii) brokerage fees incurred by Tenant to Murray Hill Properties LLC and Williams Real Estate Co., Inc. in respect of the new lease with Maximus. If Landlord shall have, at any time, drawn against the Letter of Credit and applied all or any portion thereof, then Tenant shall deposit with Landlord, within 5 days of demand therefor, a sufficient amount of cash to bring the balance of the monies held by Landlord to the amount of the Security Deposit then required to be maintained by Tenant hereunder. In addition, at any time that Landlord is holding cash as the Security Deposit, Landlord may demand by notice to Tenant that Tenant provide a Letter of Credit in the total amount of the required Security Deposit (upon receipt of which Landlord will deliver the cash security to Tenant), and if Tenant fails to provide such Letter of Credit within ten (10) Business Days after such demand is given, Landlord may itself arrange for the issuance thereof, using the cash security it is then holding, and Tenant shall upon demand reimburse Landlord, as additional rent, for the amount by which the cost thereof, including fees and other reasonable costs of issuance, exceeds the cash security being held by Landlord. Tenant's failure to comply with the provisions of this Article will entitle Landlord to exercise all the same remedies as are available to Landlord in the event of a default by Tenant in the payment of Fixed Rent.

     6. Brokerage. Each party represents and warrants to the other that it has
        ---------
not dealt with any broker or agent in connection with this Amendment other than Murray Hill Properties LLC ("Broker"). The execution and delivery of this
                             ------
Amendment by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commissions, fees or other compensation by any broker or agent (other than Broker) who shall claim to have been engaged by Tenant in connection with this Amendment and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Landlord covenants to defend, hold harmless and indemnify Tenant from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, with respect to this Amendment or the negotiation thereof, if such claim or claims by any such broker or agent are based in whole or in part on being engaged by Landlord or its representatives. Landlord agrees that it shall be solely responsible for the payment of any commission due Broker pursuant to separate agreement. The provisions of this Section 6 shall survive the expiration or earlier termination of the Lease.

     7. Effective Date; Rent Commencement Date; Expiration Date. Tenant hereby
        -------------------------------------------------------
expressly acknowledges that the Effective Date under the Second Amendment was November 3, 2000 and, accordingly, that the Rent Commencement Date under the Second Amendment was March 18, 2001 and that, unless sooner terminated in accordance with the provisions of the Lease, the Expiration Date under the Lease shall be March 17, 2008.

     8. Miscellaneous.
        -------------

            (i) The addresses to which copies of notices to Landlord and Tenant shall be sent under Article 31 of the Lease shall be changed to:

        If to Landlord:
        c/o Murray Hill Properties LLC
        1140 Avenue of the Americas
        New York, New York 10036

        with a copy to:

        Allen M. Wieder, Esq.
        Paul, Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, New York 10019

        If to Tenant:
        K2 Digital, Inc.
        30 Broad Street
        New York, New York 10004
        Attn: Gary Brown
              Chief Operating Officer

        with a copy to:

        Kenneth M. Block, Esq.
        Brown Raysman Millstein Felder & Steiner
        900 Third Avenue
        New York, New York 10022

            (ii) Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

            (iii) In the event of any conflict or inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall prevail to the extent of such conflict or inconsistency.

            (iv) Tenant hereby represents and warrants to Landlord that: (a) it has full right, power and authority to enter into this Amendment and that the person or persons executing this Amendment on its behalf are authorized to do so; (b) the Lease (as amended by this Amendment) represents the entire agreement between the parties with respect to the transaction contemplated herein, and all prior written or oral agreements, understandings, representations, warranties and statements are merged into this Amendment; (c) as of the date hereof, there are existing no defenses or offsets against the enforcement of the Lease (as amended by this Amendment) by Landlord, and Tenant has no knowledge of any event which with the giving of notice, the passage of time, or both, would constitute a default by Tenant or Landlord under the Lease (as amended by this Amendment); and (d) Tenant is not presently entitled to any offsets, abatements or deductions against the Fixed Rent and/or additional rent payable under the Lease (as amended by this Amendment).

            (v) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, this Amendment shall not be deemed to be binding upon Landlord or Tenant until Landlord's and Tenant's execution and delivery of the same.

            (vi) This Amendment may not be changed or terminated orally, but only by an agreement in writing signed by Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  30  BROAD STREET ASSOCIATES, LLC


                                  By: Seavest 30 Broad LLC, its Managing Member

                                      By: Seavest 30 Broad, inc., its Managing
                                          Member

                                          By: /s/ Richard Segal
                                             -----------------------------------
                                             Name: Richard Segal
                                             Title: President

                                  K2 DIGITAL, INC. (formerly K2 DESIGN, INC.)

                                  By: /s/ Gary Brown
                                     -----------------------------------
                                     Name: Gary Brown
                                     Title: Chief Operating Officer

                                                 8. To the best of Tenant's
knowledge, there is no existing basis for Tenant to cancel or terminate the Lease.

                                                 9. As of the date hereof, there
exists no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

                                                 10. Tenant affirms that any
disputes with Landlord giving rise to a claim against Landlord is a claim under this Lease only and is subordinate to the rights of the holder of any "Superior Instrument" (as defined in the Lease) and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of this Lease.

                                                 11. Tenant affirms that any
claims pertaining to matters in existence at the time Tenant took possession and which were known to or which were then readily ascertainable by Tenant shall be enforced solely by money judgment and/or specific performance against the Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of this Lease.

                                                 12. There are no actions,
whether voluntary or otherwise, pending against the Tenant under the Bankruptcy Laws of the United States or any state thereof.

                                                 13. There has been no material
adverse change in the Tenant's financial condition between the date hereof and the date of the execution and delivery of the Lease.

                                                 14. Except as set forth in the
Lease, no broker represented Tenant in connection with the negotiation of the Lease or in obtaining of the demised premises, and except as so set forth or as employed by Landlord, no broker is entitled to commissions on account of Tenant's execution of the Lease or any options granted thereunder.

                                                 15. This certification is made
to induce Purchaser to consummate a purchase of the Property and/or to induce Mortgagee to make and maintain a mortgage loan secured by the Property, as the case may be, knowing that said Purchaser and/or Mortgagee as applicable, rely upon the truth of this certification in making and/or maintaining such purchase or mortgage, as applicable.

Date:

                        By:______________________________

                                                 TENANT

(Acknowledgement)

                                   SCHEDULE D

                              RULES AND REGULATIONS

                                                 1. The rights of tenants in the
entrances, corridors, elevators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, entrances, corridors, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it reasonable) deems best for the benefit of the tenants generally.

                                                 2. The cost of repairing any
damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such Tenant.

                                                 3. The Landlord may refuse
admission to the Building outside of business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the building whenever appropriate arrangements have been previously made between the Landlord and the Tenant with respect thereto. Each tenant shall be responsible for all persons for whom such person requests such permission and shall be liable to the Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall in no way be liable to any tenant for injury or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

                                                 4. No tenant shall obtain or
accept or use in its premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services Corn any persons not authorized by the Landlord in writing to furnish such services, provided always that charges for such services by persons authorized by the Landlord are reasonable. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be reasonably fixed by the Landlord.

                                                 5. No awnings or other
projections over or around the windows shall be installed by any tenant and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises.

                                                 6. There shall not be used in
any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise or mail any hand trucks, except those equipped with rubber tires and side guards. All deliveries to tenants, except mail, shall be made to such place as Landlord shall designate and shall be distributed to tenants only during the hours from 8:00 A.M. to 12:00 noon and 2:00 P.M. to 4:00 P.M., Monday through Friday.

                                                 7. All entrance doors in each
tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds or drapes therein above the ground floor shall be lowered or closed when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises. Tenant shall not tamper with or adjust tamper proof or covered thermostats which have been preset by Landlord to control the operation of the air conditioning system. All such adjustments shall be made only by Landlord.

                                                 8. No noise, including the
playing of any musical instruments, radio or television, which, in the reasonable judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant and no cooking shall be done in the Tenant's premises except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of the Landlord, might cause any such impairment or interference. No dangerous,